UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

ALPHARMA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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ALPHARMA INC.
440 Route 22 East
Bridgewater, New Jersey 08807

Notice of Annual Meeting of Stockholders
To Be Held on May 8, 2008

To the Stockholders of ALPHARMA INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alpharma Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices at 440 Route 22 East, Bridgewater, New Jersey on Thursday, May 8, 2008, at 9:00 a.m., local time, to consider and act upon the following matters:

1.	Election of six directors to the Company’s Board of Directors, each to hold office until the 2009 Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify.

2.	Approval of the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan.

3.	Approval of the amendment and restatement of the Alpharma Inc. Employee Stock Purchase Plan.

4.	Ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

5.	Transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 11, 2008 as the record date for determining the Company’s stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your representation at this meeting is important. Whether or not you expect to attend the Annual Meeting in person, please complete, date, sign and return the enclosed proxy (or complete your voting telephonically or by email). An envelope is enclosed for your convenience which, if mailed in the United States, requires no additional postage. If you attend the Annual Meeting, you may then withdraw your proxy and vote in person.

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2007 and a Proxy Statement accompany this notice.

By order of the Board of Directors,

Thomas J. Spellman III
Secretary

March 28, 2008

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 8, 2008

This Proxy Statement and our Annual Report are available at www.edocumentview.com/ALO.

ALPHARMA INC.
440 Route 22 East
Bridgewater, New Jersey 08807

MAILING DATE
March 28, 2008

Proxy Statement for Annual Meeting of Stockholders
To Be Held on May 8, 2008

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Alpharma Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 8, 2008 at the Company’s offices at 440 Route 22 East, Bridgewater, New Jersey at 9:00 a.m., local time, and at any adjournment or postponement thereof. The cost of solicitation of the Company’s stockholders (the “Stockholders”) will be paid by the Company. Such cost will include the reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for expenses of forwarding solicitation materials to beneficial owners of shares. In addition to the solicitation of proxies by use of mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone, e-mail or facsimile transmission. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection therewith.

It is anticipated that this Proxy Statement and form of proxy will first be sent to the Stockholders on or about March 28, 2008.

THE ANNUAL MEETING

Purpose of Meeting

At the Annual Meeting, the Stockholders will consider and act upon the following matters:

1.	Election of six directors to the Company’s Board of Directors (the “Board”), each to hold office until the 2009 Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify.

2.	Approval of the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan.

3.	Approval of the amendment and restatement of the Alpharma Inc. Employee Stock Purchase Plan.

4.	Ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

5.	Transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date; Shares Entitled to Vote

The close of business on March 11, 2008 (the “Record Date”) has been fixed as the record date for determining holders of outstanding shares of the Company’s Class A Common Stock, par value $.20 per share (“Class A Common Stock”), entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 43,920,768 shares of Class A Common Stock were outstanding and entitled to vote. 11,872,897 shares of the Company’s Class B Common Stock (“Class B Stock”), constituting all of the shares of Class B Stock, are currently held by wholly-owned subsidiaries of the Company and as a result have no voting rights and are treated for financial purposes and for purposes of the Company’s Certificate of Incorporation as treasury stock.

Quorum

The presence in person or by proxy of the holders of one-third of the outstanding shares of Class A Common Stock on the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each holder of shares of Class A Common Stock is entitled to one vote, in person or by proxy, for each share of Class A Common Stock held as of the Record Date with respect to each matter to be voted on at the Annual Meeting. Abstentions and “broker non-votes” are included in determining the number of shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

Under New York Stock Exchange (“NYSE”) rules, if your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on “routine” matters, which include the election of directors and the ratification of the appointment of the Company’s independent registered public accounting firm. Your broker, however, is not permitted to vote on certain “non-routine” matters, such as the approval of equity compensation plans and amendments, in the absence of your instruction. Therefore, if you do not direct your broker how to vote, for example, on the approval of the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan or the amendment and restatement of the Alpharma Inc. Employee Stock Purchase Plan, your broker may not exercise discretion and may not vote your shares, resulting in a “broker non-vote.”

Required Vote

Election of Directors.  Six directors will be elected at the Annual Meeting. Under the Company’s Certificate of Incorporation, the holders of the Class A Common Stock are entitled, voting as a separate class, to elect at least 33 1/3% of the Company’s Board of Directors (rounded to the nearest whole number, but in no event less than two members of the Board), and the holders of the Class B Stock are entitled, voting separately as a class, to elect the remaining directors. However, since the Class B Stock is currently held by wholly-owned subsidiaries of the Company and is treated as treasury stock, its voting rights are not exercisable and the holders of the Class A Common Stock are entitled to vote for 100% of the directors. Therefore, the holders of the Class A Common Stock will elect all six of the directors. Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Approval of the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan.  Approval of the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan requires the affirmative vote of holders of a majority of the shares of the Company’s Class A Common Stock present in person or by proxy and entitled to vote at the Annual Meeting; provided, however, that under NYSE rules, the total votes cast must represent over 50% in interest of all securities entitled to vote on the proposal. Broker non-votes are not considered “votes cast” and, therefore, will not be counted as a vote either “For” or “Against” the proposal and will not be included in determining the total votes cast on that matter. As a result, broker non-votes can have the effect of a vote “Against” the proposal, if at least 50% of the outstanding shares of Class A Common Stock (excluding the broker non-votes) are not voted on the proposal. Abstentions will be counted in determining the total number of shares “entitled to vote” and “votes cast” and have the effect of a vote “Against” the proposal.

Approval of the amendment and restatement of the Alpharma Inc. Employee Stock Purchase Plan.  Approval of the amendment and restatement of the Alpharma Inc. Employee Stock Purchase Plan requires the affirmative vote of holders of a majority of the shares of the Company’s Class A Common Stock present in person or by proxy and entitled to vote at the Annual Meeting; provided, however, that under NYSE rules, the total votes cast must represent over 50% in interest of all securities entitled to vote on the proposal. Broker non-votes are not considered “votes cast” and, therefore, will not be counted as a vote either “For” or “Against” the proposal and will not be included in determining the total votes cast on that matter. As a result, broker non-votes can have the effect of a vote “Against” the proposal, if at least 50% of the outstanding shares of Class A Common Stock (excluding the broker non-votes) are not voted on the proposal. Abstentions will be counted in determining the total number of shares “entitled to vote” and “votes cast” and have the effect of a vote “Against” the proposal.

Ratification of the Appointment of the Independent Registered Public Accounting Firm.  Ratification of the appointment of the independent registered public accounting firm BDO Seidman, LLP for fiscal year 2008 requires the affirmative vote of holders of a majority of the shares of the Company’s Class A Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will have the effect of a vote “Against” the proposal.

Proxies

The enclosed proxy provides space for holders of Class A Common Stock to vote for, or withhold authority to vote for, all of the Company’s six nominees for directors. Shares of Class A Common Stock represented by properly executed proxies received at or prior to the Annual Meeting, which have not been revoked, will be voted in accordance with the instructions indicated therein. If no instructions are indicated, such proxies will be voted (i) FOR the election as directors of the six nominees for directors nominated by the Board (see “Election of Directors; Nominees for Directors” below), (ii) FOR the approval of the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan, (iii) FOR the approval of the amendment and restatement of the Alpharma Inc. Employee Stock Purchase Plan, (iv) FOR the proposal to ratify the appointment of the Company’s independent accounts and (v) in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. As of the date of this Proxy Statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than those listed above.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY (OR COMPLETE YOUR VOTING TELEPHONICALLY OR BY EMAIL) IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE ANNUAL MEETING.

A holder of Class A Common Stock who has given a proxy may revoke such proxy at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not automatically revoke a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to the attention of the Secretary of the Company at the Company’s United States executive offices, located at 440 Route 22 East, Bridgewater, New Jersey 08807.

If a quorum is not obtained, the Annual Meeting may be adjourned for the purpose of obtaining additional proxies or for any other purpose, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the meeting (except for any proxies which have been effectively revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

Electronic and Telephonic Voting

You may vote your proxies by touch-tone telephone from the U.S., using the toll-free telephone number on the proxy card, or via the Internet using the procedures and instructions described on the proxy card. Stockholders who own their common stock through a broker, also known as “street name” holders, may vote by telephone or via the Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose instructions with the Proxy Statement. The telephone and Internet voting procedures, including the use of control numbers found on the proxy card, are designed to authenticate Stockholder identities, to allow Stockholders to vote their shares of common stock, and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be paid by the Stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Common Stock

The following table sets forth, as of February 15, 2008 (unless otherwise noted), certain information regarding the beneficial ownership of Class A Common Stock of (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares, (b) each director and each nominee for director of the Company, (c) each executive officer named in the Summary Compensation Table under “Executive Compensation”, and (d) all directors and executive officers of the Company as a group. Unless otherwise indicated, (i) each beneficial owner possesses sole voting and dispositive power with respect to the shares listed for such beneficial owner in this table, and (ii) the address of such beneficial owner is the Company’s offices at 440 Route 22 East, Bridgewater, New Jersey 08807. This table does not include Class B Stock as it is currently 100% owned by wholly-owned subsidiaries of the Company and as a result has no voting rights and is treated for financial purposes and for purposes of the Company’s Certificate of Incorporation, as treasury stock.

		Amount and
		Nature of	Percent of
		Beneficial	Class
Title of Class of Stock	Name of Beneficial Owner	Ownership	Outstanding

Class A Common Stock	FMR LLC(2)	6,770,252	15.302%
Class A Common Stock	Dimensional Fund Advisors Inc.(3)	3,656,223	8.38
Class A Common Stock	JPMorgan Chase & Co.(4)	3,354,276	7.60
Class A Common Stock	Wells Fargo & Company(5)	2,861,721	6.60
Class A Common Stock	Cooke & Bieler, L.P.(6)	2,697,394	6.20
Class A Common Stock	Royce & Associates, LLC(7)	2,582,216	5.92
Class A Common Stock	Thompson, Siegel & Walmsley LLC(8)	2,494,209	5.71
Class A Common Stock	Barclays Global Investors N.A.(9)	2,193,142	5.02
Class A Common Stock	Dean J. Mitchell(1)	141,325	*
Class A Common Stock	Ronald N. Warner(1)	110,413	*
Class A Common Stock	Jeffrey S. Campbell(1)	49,299	*
Class A Common Stock	Carol A. Wrenn(1)	45,471	*
Class A Common Stock	Carl-Aake Carlsson(1)	39,670	*
Class A Common Stock	Robert F. Wrobel(1)	31,330	*
Class A Common Stock	Peter G. Tombros(1)	27,318	*
Class A Common Stock	Finn Berg Jacobsen(1)	0	—
Class A Common Stock	Peter W. Ladell(1)	0	—
Class A Common Stock	Ramon M. Perez(1)	0	—
Class A Common Stock	David C. U’Prichard(1)	0	—
Class A Common Stock	All directors and executive officers as a group (14 persons)(1)	505,650	1.25

*	indicates ownership of less than 1%

(1)	The shares reflected in the table include shares that the executive officer or director has the right to acquire upon the exercise of stock options granted under the 1997 Incentive Stock Option and Appreciation Right Plan, the Non-Employee Director Option Plan or the 2003 Omnibus Incentive Compensation Plan, which are exercisable as of February 15, 2008 or within 60 days thereafter, as follows: Mr. Mitchell — 49,875 shares; Dr. Warner — 49,826 shares; Mr. Campbell — 12,625 shares; Ms. Wrenn — 10,770 shares; Mr. Carlsson — 32,875 shares; Mr. Wrobel — 31,330 shares; and Mr. Tombros — 24,500 shares. All directors and executive officers as a group — 220,551 shares. The shares in the table also include shares of unvested restricted stock granted under the 2003 Omnibus Incentive Compensation Plan, over which the executive officer or director has voting control as of February 15, 2008, as follows: Mr. Mitchell — 89,806 shares, Dr. Warner — 36,536 shares, Mr. Campbell — 32,636 shares and Ms. Wrenn — 26,636 shares. All directors and executive officers as a group — 275,420 shares. The shares reflected in the table do not include restricted stock units that convey no voting control prior to vesting. The following lists the restricted stock units (not reflected in the table) held by the directors as of February 15, 2008: Mr. Tombros — 23,675 units, Mr. Berg Jacobsen — 15,952 units, Mr. Ladell — 5,117 units, Mr. Perez — 20,117 units, and Mr. U’Prichard — 5,117 units. The following lists the restricted stock units (not reflected in the table) held by the executive officer as of February 15, 2008: Mr. Mitchell — 23,056 units; Dr. Warner — 4,926 units; Mr. Campbell — 6,498 units; Ms. Wrenn — 4,926 units; and Mr. Carlsson — 26,396 units. The shares reflected in the table have not been pledged as security.

(2)	The source of this information is Amendment No. 2 to Schedule 13G dated February 13, 2008, filed with the Commission by FMR LLC (“Fidelity”). Such Schedule 13G reports that Fidelity is the beneficial owner of 6,770,252 shares and holds sole voting power as to 404,600 shares and sole dispositive power as to 6,770,252 shares. The Schedule 13G further reports that Fidelity Value Fund, an investment company registered under the Investment Company act of 1940, held an interest amounting to 7.625% of the total outstanding shares held by Fidelity as of December 31, 2007. The address of Fidelity is 82 Devonshire Street, Boston Massachusetts 02109.

(3)	The source of this information is Amendment No. 4 to Schedule 13G dated February 6, 2008, filed with the Commission by Dimensional Fund Advisors L.P. (“Dimensional”). Such Schedule 13G reports that Dimensional, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the Company shares that are owned by the Funds, and may be deemed to be the beneficial owner of these shares. No one Fund, to Dimensional’s knowledge, owns more than 5% of the outstanding Class A Common Stock of the Company. Dimensional disclaims beneficial ownership of the shares owned by the Funds. Dimensional holds sole voting power and sole dispositive power as to all such shares. The address of Dimensional is 1299 Ocean Ave., Santa Monica, California 90401.

(4)	The source of this information is Schedule 13G dated February 11, 2008, filed with the Commission by JPMorgan Chase & Co. (“Chase”). Such Schedule 13G reports that Chase is the beneficial owner of 3,354,276 shares and holds sole voting power and sole dispositive power as to all such shares. The address of Chase is 270 Park Avenue, New York, New York 10017.

(5)	The source of this information is Schedule 13G dated February 13, 2008, filed with the Commission by Wells Fargo & Company (“Wells Fargo”) on behalf of itself and certain of its subsidiaries. Such Schedule 13G reports that Wells Fargo, on a consolidated basis, is the beneficial owner of 2,879,146 shares and holds sole voting power as to 2,861,721 shares, sole dispositive power as to 1,920,531 shares and shared dispositive poser as to 11,000 shares. The Schedule 13G further reports that Wells Fargo Funds Management, LLC, a subsidiary of Wells Fargo, holds sole voting power as to 2,465,304 shares and sole dispositive power as to 30,495 shares. The address of Wells Fargo is 420 Montgomery Street, San Francisco, California 94104.

(6)	The source of this information is Schedule 13G dated February 13, 2008, filed with the Commission by Cooke & Bieler, L.P. (“Cooke & Bieler”). Such Schedule 13G reports that Cooke & Bieler is the beneficial owner of 2,697,394 shares and holds sole voting power as to 1,573,919 shares and sole dispositive power as to 2,697,394 shares. The address of Cooke & Bieler is 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103.

(7)	The source of this information is Schedule 13G dated January 22, 2008, filed with the Commission by Royce & Associates, LLC (“Royce”). Such Schedule 13G reports that Royce is the beneficial owner of 2,582,216 shares and holds sole voting power and sole dispositive power as to all such shares. The address of Royce is 1414 Avenue of the Americas, New York, New York 10019.

(8)	The source of this information is Schedule 13G dated February 14, 2008, filed with the Commission by Thompson, Siegel & Walmsley LLC (“Thompson”). Such Schedule 13G reports that Thompson is the beneficial owner of 2,494,209 shares and Thompson holds sole voting power as to 2,122,665 shares, shared voting power as to 371,544 shares and sole dispositive power as to 2,494,209 shares. The address of Thompson is 6806 Paragon Place, Suite 300, Richmond, Virginia 23230.

(9)	The source of this information is Schedule 13G dated January 10, 2008, filed with the Commission by Barclays Global Investors, N.A. (“Barclays”). Such Schedule 13G reports that Barclays is the beneficial owner of 756,804 shares and holds sole voting power as to 613,053 shares and sole dispositive power as to 756,804 shares. The Schedule 13G further reports that an affiliate of Barclays, Barclays Global Fund Advisors, is the beneficial owner of 1,391,698 shares and holds sole voting power as to 1,027,988 shares and sole dispositive power as to 1,391,698 shares. The Schedule 13G further reports that an affiliate of Barclays Global Investors, LTD, is the beneficial owner of 44,640 shares and holds sole dispositive power as to all 44,640 shares. The address of Barclays and Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of the Company’s stock on Forms 3, 4 and 5 with the Commission and the NYSE. Executive officers, directors and greater than 10% beneficial stockholders are required by Commission regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file. The Company is not aware of any late or missed filings (or other noncompliance), during the 2007 fiscal year, by any of its executive officers, directors and greater than 10% beneficial stockholders with the Section 16(a) filing requirements.

ELECTION OF DIRECTORS

Election of Directors

The current terms of all of the Company’s directors expire at the Annual Meeting.

The Board intends to cause the nomination of the nominees listed below under “Nominees for Directors” and all proxies received from holders of Class A Common Stock will be voted FOR the election of such nominees as directors, except to the extent that persons giving such proxies withhold authority to vote for such nominees. The Nominating and Corporate Governance Committee recommended the nominees to the Board, which subsequently approved the nominations. Each director is to be elected to hold office until the next Annual Meeting of Stockholders and until his or her successor is elected and qualified.

Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast in determining the plurality required to elect directors. The Board of Directors recommends that shareholders vote for such nominees for director.

Nominees for Directors

The Company believes that each of the nominees for director will be able to serve. If any of the nominees for director would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person or persons as the Company’s directors recommend at the time to serve in place of the person or persons unable to serve. The name, age, principal business experience during the last five years, and certain other information regarding each of the persons proposed to be nominated for election as a director, are listed below.

Name	Age	Principal Business Experience

Finn Berg Jacobsen	67	Director of the Company since April 2005. Senior Advisor since 2005 with Bahr Law, the Norwegian law firm. Among numerous recent consulting engagements, was engaged by a Norwegian corporation traded on the Oslo and NASDAQ Stock Exchanges to build an internal audit function to be compliant with the Sarbanes-Oxley Act of 2002. Served as Group Executive Vice President and Chief of Corporate Staff of Aker Kvaerner ASA, the Norwegian oil services company, from February 2002 to March 2005, and as Acting Chief Financial Officer (from December 2003 to November 2004) and Chief Financial Officer (from September 2001 to January 2002) for such company. From 1967 to 2000, served in a variety of positions, including Country Managing Partner in Norway (from 1977 to 1999), for Arthur Andersen & Co. Chairman and subsequently member of the Accounting Advisory Council with the Oslo Stock Exchange, from 1977 to 2000. Chairman and one of the founders of the Norwegian Financial Accounting Standards Board, from 1990 to 2000. Chairman of the Control Committee of the Oslo Stock Exchange, from 2000 to 2004. Chairman of the Company’s Audit Committee. Member of the Company’s Nominating and Corporate Governance Committee.

Name	Age	Principal Business Experience

Peter W. Ladell	64	Director of the Company since June 2007. Formerly Chief Operating Officer of Hoechst Marion Roussel from 1997 until the company’s December 1999 merger with Rohne-Poulenc Rorer to form Aventis Pharmaceuticals. Subsequently served as a member of the Aventis Executive Committee until retirement in 2001. During 35-year tenure at Hoechst Marion Roussel and its predecessors, served in several other senior leadership positions, including President and Chief Executive Officer, Hoechst Marion Roussel, North America and President, Marion Merrell Dow Europe. Member of the Company’s Compensation Committee.
Dean J. Mitchell	52	Director, President and Chief Executive Officer of the Company since July 2006. From October 2005 to June 2006 he was President of MGI, GP (the company that acquired Guilford Pharmaceuticals). From December 2004 until October 2005 President and Chief Executive Officer of Guilford Pharmaceuticals Inc. From 2001 until 2004 held various senior management positions with Bristol-Myers Squibb Company, including President, International Pharmaceuticals, President, U.S. Primary Care, and Vice President, Strategy. From 1987 through 2001, employed with GlaxoSmithKline and its predecessor business, most recently as Senior Vice President, Clinical Development and Product Strategy. Director of ISTA Pharmaceuticals, a specialty pharmaceutical company focused on products for serious eye conditions, since July 2004.
Ramon M. Perez	54	Director of the Company since May 2004. Managing Director of Vela Management Group, a consulting practice focused in the healthcare industry. Formerly served in executive and senior management positions at Cardinal Health Inc., a global provider of products and services to healthcare providers and manufacturers, including President, Specialty Pharmaceutical Products & Services from 2000 to 2003, Executive Vice President, Supply Chain Services from 1996 to 1999, and Senior Vice President, Purchasing from 1994 to 1995. Formerly served in senior management positions at Baxter International, Inc., a global developer, manufacturer and distributor of products and services for healthcare and related fields, including Vice President, Reengineering Team from 1993 to 1994, Vice President, Corporate Alliances from 1991 to 1993, Vice President, Purchasing, Hospital Supply Division from 1990 to 1991, Vice President, Marketing, Hospital Supply Division from 1987 to 1990, and various other positions in its Dietary Products Division from 1978 to 1987, including Director of Marketing. Chairman of the Company’s Compensation Committee. Member of the Company’s Audit Committee and Nominating and Corporate Governance Committee.

Name	Age	Principal Business Experience

Peter G. Tombros	65	Chairman of the Board since March 2006. Director of the Company since August 1994. Commencing in 2005, Professor and Executive in Residence in the Eberly College of Science BS/MBA Program at Pennsylvania State University. From 2001 to 2005, served as Chief Executive Officer of VivoQuest, Inc., a private bio-pharmaceutical company. Former Director, President and Chief Executive Officer of Enzon, Inc., a developer and marketer of bio-pharmaceutical products, from April 1994 to June 2001. Served in a variety of senior management positions at Pfizer, Inc., the pharmaceutical company, for 25 years, including Vice President of Marketing, Senior Vice President and General Manager of the Roerig Pharmaceuticals Division, Executive Vice President of Pfizer Pharmaceuticals Division, Director, Pfizer Pharmaceuticals Division, Vice President-Corporate Strategic Planning, and Vice President-Corporate Officer of Pfizer, Inc. Non-Executive Chairman of the Board of NPS Pharmaceuticals, Inc., a biotechnology company; Director of Cambrex Corp., a supplier of human health products to the life sciences industry; Director of Protalex Inc., a developer of bio-pharmaceutical drugs; and Non-Executive Chairman of the Board of Pharma Net Development Group, a global drug development company providing a range of early and late stage clinical drug development services to the pharmaceutical, biotechnology, genetic drug, and medical device industries. Chairman of the Company’s Nominating and Corporate Governance Committee. Member of the Company’s Audit Committee and Compensation Committee.
David C. U’Prichard	59	Director of the Company since June 2007. Venture partner for Red Abbey Venture Partners, LP and President, Druid Consulting LLC. Venture partner for Care Capital LLC from 2004 to 2006. Venture partner for Apax Partners Ltd from 2003 to 2004. Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. from 1999 to 2003. Served as Chairman, Research & Development of SmithKline Beecham Pharmaceuticals, Inc. from 1997 to 1999. Director of Cyclacel Pharmaceuticals, Inc, a biopharmaceutical company that develops and commercializes drugs to treat human cancers and other serious disorders; and Invitrogen Corporation, a company providing life science technology. Member of the Company’s Nominating and Corporate Governance Committee.

CORPORATE GOVERNANCE

Board Meetings, Annual Meeting and Attendance of Directors

The Board held eighteen meetings in 2007. Each person who served as a director in 2007 attended at least 75% of the aggregate of (i) the total number of meetings of the Board held while such person was a member, and (ii) the total number of meetings held by all committees of the Board on which such person served while a member of such committee, except for David C. U’Prichard who attended 61.5% of the meetings. The Company does not have a policy requiring directors to attend its annual meeting of Stockholders. However, the Company encourages the attendance of all directors standing for reelection, and five of the current directors attended the 2007 Annual Meeting of Stockholders held on June 5, 2007.

Board and Committee Independence

The Board complies with the independence criteria established by the NYSE and with the independence standards of the Securities and Exchange Commission (“Commission”). In determining Board independence in compliance with the NYSE rules, the Board considers whether directors or director nominees have a material relationship with the Company or any of its subsidiaries. When assessing materiality, the Board weighs all relevant facts and circumstances, using the following categorical standards to determine director independence: (1) whether the director or nominee, or his or her immediate family member, is currently or has been within the last three years: (a) an employee or executive officer of the Company; (b) receiving more than $100,000 during any 12 month period in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service — unless such compensation is contingent in any way on continued service); (c) affiliated with or employed in a professional capacity by a present or former internal or external auditor of the Company; (d) employed as an executive officer of another company where any of the Company’s present executive officers serves as a member of such other company’s compensation committee; or (e) an executive officer or an employee of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; and (2) whether certain other factors or circumstances external to the Company exist that would materially interfere with the director or nominee making decisions without regard to such factors or circumstances. The Board has reviewed all such relationships of each outside director.

The current members of the Board are Peter G. Tombros (Chairman), Dean J. Mitchell, Finn Berg Jacobsen, Peter W. Ladell, Ramon M. Perez and David C. U’Prichard. Glen E. Hess and Ingrid Wiik served as directors through June 5, 2007. The Board affirmatively determined in June 2007 that the following directors, constituting a majority of the Board, qualify as “independent” members of the Board: Peter G. Tombros, Finn Berg Jacobsen, Peter W. Ladell, Ramon M. Perez and David C. U’Prichard. The Board affirmatively determined in May 2006 that Mr. Hess qualified as an “independent” member of the Board; however, the Board did not analyze his independence in June 2007 due to the fact that Mr. Hess was not standing for re-election to the Board.

None of the directors determined to be independent engaged in any transaction, relationship or arrangement that might affect the determination of their independence, or which required Board review except for Mr. Tombros, who serves as a director of one of the Company’s suppliers.

In determining Audit Committee independence, the Board first considers whether directors or director nominees qualify as “independent” to serve on the Board (as set forth above), and, if answered affirmatively, whether they satisfy two additional independence requirements: (1) whether the director or nominee currently receives (or in the past has received), directly or indirectly, compensation of any kind (including salary, legal fees, consulting fees and auditing fees) from the Company or any of its subsidiaries, other than director’s compensation for prior service that is not contingent in any way on continued service, and (2) whether the director or nominee is an “affiliated person” of the Company, in that he or she directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company (e.g., is an executive officer of the Company or a stockholder holding 10% or more of any class of Company securities). Applying these standards, the Board determined in June 2007 that the following directors, constituting the entire Audit Committee, qualify as “independent” to serve on the Board’s Audit Committee: Finn Berg Jacobsen (Chairman), Ramon M. Perez and Peter G. Tombros.

In determining Compensation Committee independence, the Board first considers whether directors or director nominees qualify as “independent” to serve on the Board (as set forth above), and, if answered affirmatively, whether they satisfy two additional independence requirements: (1) whether the director or nominee is a “Non-Employee Director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which means a director or nominee who: (a) is not currently an officer or employee of the Company or its subsidiaries; (b) does not receive more than $120,000 in compensation annually from the Company or its subsidiaries for services rendered as a consultant or in any capacity other than as a director; and (c) does not possess a direct or indirect material interest in any transaction or proposed transaction in which the Company or its subsidiaries were or are to be participants and the amount involved exceeds $120,000; and (2) whether the director or nominee is an “Outside Director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in that he or she: (a) is not currently an officer or employee of the Company or its subsidiaries; (b) is not a former employee of the Company or its subsidiaries who is currently receiving remuneration from the Company or its subsidiaries for prior services; (c) has not been an officer of the Company or its subsidiaries; and (d) is not currently receiving, directly or indirectly, compensation of any kind from the Company other than director’s compensation. Applying these standards, the Board determined in June 2007 that the following directors, constituting the entire Compensation Committee, qualify as “independent” to serve on the Board’s Compensation Committee: Ramon M. Perez (Chairman), Peter W. Ladell and Peter G. Tombros.

In determining Nominating and Corporate Governance Committee independence, the Board considers whether directors or director nominees qualify as “independent” to serve on the Board (as set forth above). Applying these standards, the Board determined in June 2007 that the following directors, constituting the entire Nominating and Corporate Governance Committee, qualify as “independent” to serve on the Board’s Nominating and Corporate Governance Committee: Peter G. Tombros (Chairman), Finn Berg Jacobsen, Ramon M. Perez and David C. U’Prichard.

Committees of the Board

Pursuant to its Bylaws, as amended, the Company has established standing Audit, Compensation and Nominating and Corporate Governance Committees. The charters for each of these committees are available on the Company’s website, at www.Alpharma.com by clicking first on the “About Alpharma” tab and then on the “Our Business Guidelines” tab, and in print, without charge, upon a stockholder’s written request sent to the attention of “Investor Relations” at the Company’s offices located at 440 Route 22 East, Bridgewater, New Jersey 08807.

Audit Committee

The Audit Committee provides assistance to the Board in fulfilling the Board’s oversight responsibility to stockholders, potential stockholders, the investment community, and others relating to the integrity of the Company’s financial statements and the financial reporting process, compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the performance of the Company’s internal audit function and independent auditors. In so doing, it is the responsibility of the committee to maintain free and open communications between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and has the power to retain outside counsel or other experts (The Company will provide funding necessary for the committee to retain such outside counsel and experts). The committee is charged with taking the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk, and ethical business behavior. The Audit Committee has a charter which governs its operations, and requires that the committee be comprised of at least three directors, each of whom is an “independent” director. (See “Corporate Governance; Board and Committee

Independence” above for a description of such independence criteria). All committee members will be financially literate, or will become financially literate within a reasonable period of time after appointment to the committee, and at least one member will have accounting or related financial management expertise necessary to be considered an “audit committee financial expert” in accordance with the rules of the Commission. The Board determined, in June 2007, that Mr. Finn Berg Jacobsen, Chairman of the Audit Committee, qualifies as an “audit committee financial expert” pursuant to these rules, based on his attributes, education and experience. In addition, the Board also determined, in June 2007, that all of the members of the Audit Committee qualify as “financially literate.” The current members of the Audit Committee are Finn Berg Jacobsen (Chairman), Ramon M. Perez and Peter G. Tombros, none of whom serves on more than three audit committees of public companies. The Audit Committee held seven meetings in 2007.

Compensation Committee

The Compensation Committee has the authority of the Board with respect to compensation, benefit and employment policies and arrangements for directors, the CEO, executive officers and other key employees of the Company. The committee leads the processes for CEO succession planning and CEO performance evaluation. The committee also has authority with respect to the compensation and benefit plans generally applicable to the Company’s employees. The Compensation Committee has a charter which governs its operations and requires that the committee be comprised of at least three directors, each of whom is an “independent” director. (See “Corporate Governance; Board and Committee Independence” above for a description of such independence criteria.) The current members of the Compensation Committee are Ramon M. Perez (Chairman), Peter G. Tombros, and Peter W. Ladell. The Compensation Committee held eight meetings in 2007.

Compensation Committee Processes and Procedures

Scope of Authority

The Compensation Committee is responsible for establishing and administering the policies that govern the compensation of the CEO and other members of senior management as well as our non-employee directors. The committee’s scope of authority includes establishing the goals and objectives relevant to CEO compensation, establishing the compensation and benefits of the CEO, reviewing and approving the compensation and benefits for other executive officers, highly paid employees and non-employee directors, administering our short and long-term incentive plans, administering plans intended to qualify for exemptions under § 162(m) of the Code, and establishing and maintaining a management succession plan.

Delegation of Authority

The committee may from time to time form and delegate authority to a subcommittee of one or more members, when appropriate. Generally, the committee does not delegate responsibility for the items under its purview to subcommittees; however, the committee has delegated responsibility for the technical administration of the Company’s benefit plans to a Benefits Committee made up of members of management, and as discussed below, management takes a role in developing and making recommendations regarding compensation matters to the committee.

Role of Executives

The CEO, EVP, Human Resources and Communications (“EVP, HR”) and a representative of the Company’s Law Department attend all of the committee’s meetings. However, the committee conducts an executive session following each of these meetings. When appropriate, key members of the management team are invited to join these executive sessions for discussion purposes. Typically during executive sessions, the Committee’s compensation consultant remains to provide advice and counsel. Members of management also work with the Company’s outside compensation consultant to provide data to the consultant and to ensure that data in reports and analyses is correct.

The CEO, together with the EVP, HR, develops recommendations on compensation for the Leadership Team (which is made up of the CEO and the senior executives which report directly to the CEO) other than the CEO, which they present to the committee for consideration.

The CEO and the EVP, HR have put forward recommendations to the committee on compensation matters, including:

•	Alignment of the Company’s compensation philosophy with the Company’s strategy;

•	Composition of the Compensation Comparator Group (as defined below), including defining the relevant market for talent;

•	Basic pay positioning of the Company versus the Compensation Comparator Group, including base salary, bonus and long-term incentives;

•	Specific pay levels for executives; and

•	Incentive design and long-term incentive vehicles.

Compensation Consultant

The committee has the authority to secure the services of third party service providers (e.g., accountants, attorneys, compensation consultants and other experts) in carrying out its duties. In September 2007, the committee retained the services of Pearl Meyer & Partners, a compensation consulting firm (the “Compensation Consultant”), to assist it in analyzing and considering executive compensation proposals. Prior to retaining Pearl Meyer, the committee had retained Exequity LLP. Management does not retain any compensation consultant, but as described above, members of management may work with the Compensation Consultant to provide data and to ensure that data in reports and analyses is correct.

The committee makes all decisions on the nature and scope of the Compensation Consultant’s role and interactions with the Company. The Compensation Consultant provides no services to the Company other than executive and Board of Director compensation consulting services, and its assignments cover the full range of executive and Board of Director compensation issues. While the Compensation Consultant participates in all Compensation Committee calls and meetings, the Compensation Consultant does not set compensation for the executives or directors.

The committee, in discussion with management, determines the Compensation Consultant’s assignments. During 2007, the Compensation Consultant completed the following various projects for the committee: peer group review/development; executive compensation competitive analysis; competitive compensation analysis for director compensation, including a review of stock ownership guidelines and deferred compensation plans; a review of the short-and long-term incentive plans; preparation and review of proxy materials including 280G calculations; a review of the Company’s compensation philosophy; tally sheets; and development of the recommended long term incentive grant guidelines. With respect to all projects completed by the Compensation Consultant, the committee receives copies of all reports developed by the Compensation Consultant after the management team has had an opportunity to review the report to ensure data accuracy.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was established in January 2007 and is entrusted with the responsibility to assist the Board in fulfilling its oversight responsibility with respect to corporate governance principles, directorship practices and the recommendation of qualified candidates for election to the Board. The Nominating and Corporate Governance Committee recommended the 2008 slate of director nominees to the Board, which subsequently approved the nominations. The Nominating and Corporate Governance Committee also monitors the Company’s Corporate Governance Principles. The Nominating and Corporate Governance Committee has a charter which governs its operations, and requires that the committee be comprised of at least three directors, each of whom is an “independent” director. (See “Corporate Governance; Board and Committee Independence” above for a description of such independence criteria). During 2007, the Nominating and Corporate Governance Committee held five meetings. The current members of the Nominating and Corporate Governance Committee are Peter G. Tombros (Chairman), Finn Berg Jacobsen, Ramon M. Perez and David C. U’Prichard.

Corporate Governance Principles, Business Conduct Guidelines and Code of Ethics

The Board has adopted Corporate Governance Principles (which are available on the Company’s website at www.Alpharma.com by clicking first on the “About Alpharma” tab and then on the “Our Business Guidelines” tab, and in print, without charge, upon a stockholder’s written request sent to the attention of “Investor Relations” at the Company’s offices located at 440 Route 22 East, Bridgewater, New Jersey 08807) to provide the general framework for the governance of the Company. The Corporate Governance Principles specifically address the role of the Board and management, the functions of the Board, qualifications of directors, independence of directors and committees, the prohibition on making loans to directors and executive officers, size of the Board and selection process, Board committees, meetings of outside (non-management) directors, setting the Board agenda, ethics and conflicts of interest, reporting of concerns to the Audit Committee, Board compensation, access to senior management and independent advisors, director orientation and continuing education, succession planning, and the Board’s annual performance evaluation.

The Board has adopted Business Conduct Guidelines (which are available on the Company’s website at www.Alpharma.com by clicking first on the “About Alpharma” tab and then on the “Our Business Guidelines” tab, and in print, without charge, upon a stockholder’s written request sent to the attention of “Investor Relations” at the Company’s offices located at 440 Route 22 East, Bridgewater, New Jersey 08807) that set forth principles and standards to guide the business behavior of members of the Board, officers and all other Company employees worldwide. The Business Conduct Guidelines specifically address compliance with laws (including food and drug, environmental, copyright and competition laws), fairness in employment, safety and health, reporting to governmental agencies, confidentiality, the protection of Company assets, conflicts of interest, political contributions, the extended application of certain U.S. laws, relationships with medical professionals, and fair dealings with third parties.

The Board has adopted a Code of Ethics (which is available on the Company’s website at www.Alpharma.com by clicking first on the “About Alpharma” tab and then on the “Our Business Guidelines” tab, and in print, without charge, upon a stockholder’s written request sent to the attention of “Investor Relations” at the Company’s offices located at 440 Route 22 East, Bridgewater, New Jersey 08807) that, in addition to the Business Conduct Guidelines, applies to the Company’s CEO, Chief Financial Officer and Controller. The Code of Ethics requires such officers to engage in and promote honest and ethical conduct, protect the Company’s and its customers’ confidential information, produce full, fair, accurate, timely and understandable disclosure in reports to the Commission and other regulators and in other public communications, to comply with applicable laws, rules and regulations of governments and self-regulatory organizations, and to report promptly to the Audit Committee violations of the Code of Ethics.

Director Identification and Selection

In identifying acceptable potential director candidates, the Nominating and Corporate Governance Committee seeks input from Board members and other sources so that a variety of viewpoints are considered. The Nominating and Corporate Governance Committee may also engage independent search firms to help identify director candidates. However, the Nominating and Corporate Governance Committee ultimately determines which candidates are to be recommended to the Board for approval. Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. At a minimum, the Nominating and Corporate Governance Committee considers a candidate’s personal and professional ethics, integrity and values, commitment to representing the interests of the stockholders, demonstrated wisdom and mature judgment and diversity of experience at policy-making levels in business, government, education and technology, and in other areas that are relevant to the Company’s global activities. The Board does not believe that arbitrary term limits on directors’ service are appropriate, nor does it believe that directors should expect to be routinely re-nominated on an annual basis. The Nominating and Corporate Governance Committee also considers such other factors as may be appropriate including the current composition of the Board and evaluations of prospective candidates.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Stockholders wishing to submit a director candidate for consideration by the committee should submit the recommendation to Alpharma Inc. Nominating and Corporate Governance Committee, c/o Secretary, 440 Route 22 East, Bridgewater, New Jersey 08807 not less than 120 days nor more than 150 days prior to the annual meeting date (determined based on the same date as the previous year’s annual meeting). The request must be in a writing setting forth the following information regarding the person to be nominated: (i) the name of the person to be nominated, (ii) the number and class of all shares of each class of stock of the Company beneficially owned by such person, (iii) the information regarding such person required by paragraphs (a), (d), (e) and (f) of Item 401 (director identification, family relationships, business experience and involvement in legal proceedings) of Regulation S-K adopted by the Commission (or the corresponding provisions of any regulation subsequently adopted by the Commission applicable to the Company), and (iv) such person’s signed consent to serve as a director of the Company if elected. The written request must also set forth the following information regarding the stockholder: (i) such stockholder’s name and address, as well as the name and address of the beneficial owner, if any, (ii) the number and class of all shares of each class of stock of the Company beneficially owned or owned of record by such stockholder and, if any, the beneficial owner, (iii) any material interest of the stockholder in the proposed business, (iv) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting, and (v) if the stockholder intends to solicit proxies in support of such proposal, a statement to that effect. The Nominating and Corporate Governance Committee may also request additional background or other information.

Executive Sessions of Outside (Non-Management) Directors

The Chairman of the Board (currently Mr. Tombros) presides at executive sessions of outside (non-management) directors, held at regularly scheduled times throughout the year. Outside (non-management) directors are those who are not Company officers. Except for Mr. Mitchell, all of the Company’s directors are outside (non-management) directors and are “independent,” as set forth above under “Corporate Governance; Board and Committee Independence.”

Communications from Stockholders and Other Interested Parties

Stockholders and other interested parties may send communications to the Board (and to individual directors) through the Secretary of the Company, Mr. Thomas J. Spellman III. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. The Secretary will consider most commercial solicitations and other matters not relevant to the Company’s stockholders, the Board, or to the Company in general, to be inappropriate for consideration by the directors. Stockholders and other interested parties may communicate directly with the Chairman of the Company’s Audit Committee by sending an e-mail to auditchair@alpharma.com. Stockholders and other interested parties may communicate with outside (non-management) directors, individually or as a group, by sending an e-mail to outsidedirectors@alpharma.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2007, Mr. Ramon M. Perez (Chairman of the Compensation Committee), Mr. Finn Berg Jacobsen (through June 5, 2007), Mr. Peter W. Ladell, and Mr. Peter G. Tombros served on the Compensation Committee. All members of the committee are independent directors, and none of them are present or past employees or officers of the Company or any of its subsidiaries. No member of the committee has had any relationship requiring disclosure as a “related person transaction” as defined in our Related Persons Transactions Policy, which is described below under “Certain Relationships and Related Person Transactions.” None of our executive officers has served as a director or a member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board or Compensation Committee.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on those reviews and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Commission.

Compensation Committee

Ramon M. Perez, Chairman
Peter W. Ladell
Peter G. Tombros

* This Compensation Committee Report is not deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act or 1934, as amended (the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either of such Acts.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

ACTIVITIES OF THE COMPENSATION COMMITTEE IN 2007

The Committee held eight meetings in 2007. The Committee has a set calendar for taking up routine compensation matters throughout the year and adds items and meetings, as necessary, to address non-routine compensation matters and developments.

At each meeting there is a standing agenda of discussion topics to be addressed. As noted above, the Committee meetings are generally attended by each Committee member, the CEO, the EVP, HR, a representative of the Company’s Law Department and the Compensation Consultant.

In addition to making all decisions on the compensation and benefit arrangements covering the Company’s Leadership Team, the Committee in 2007 also:

•	Evaluated the overall executive compensation philosophy, positioning, and benchmarking, and made changes as discussed throughout this Compensation Discussion and Analysis;

•	Conducted a search for, and selected, a new Compensation Consultant;

•	Reviewed the competitive market for change in control and severance arrangements as compared to the Company’s Leadership Team’s arrangements;

•	Evaluated the succession needs and assessed pay positioning with respect to an executive who retired during 2007 (Robert F. Wrobel);

•	Reviewed the performance of the Company’s Leadership Team, and approved pay decisions commensurate with that performance;

•	Reviewed other aspects of the Company’s relationship with its top executives, such as share ownership by these individuals, succession planning, severance plan design, and the ability of the Company to recruit and retain the desired level of executive talent;

•	Reviewed the treatment of outstanding equity-based awards;

•	Reviewed the regulatory influences on executive pay in 2007;

•	Reviewed the Committee’s Certificate of Incorporation; and

•	Conducted a review and assessment of the Committee’s own activities and performance.

During 2007, the Compensation Committee worked with the CEO and EVP, HR to determine the appropriate terms of transition of Mr. Campbell from interim Chief Financial Officer to fully appointed Chief Financial Officer.

GENERAL COMPENSATION PHILOSOPHY AND PROGRAMS

Executive Attributes

The Company has identified several executive attributes that should be supported by prospective pay arrangements:

•	A mindset focused on strategic corporate directives;

•	Orientation toward growth and the corporate actions necessary to spur that growth;

•	A willingness to make decisions balancing business risks and potential success; and

•	Acceptance of leveraged compensation opportunities that deliver targeted value only when strict performance expectations are accomplished.

General Compensation Objectives

The Compensation Committee believes that the Company’s prospective strategic operating objectives will be best supported by executives who exhibit the above attributes. The Compensation Committee believes that the Company’s pay programs should:

•	Be supportive of a high-performance culture;

•	Offer competitive levels of pay opportunities, when evaluated against executive positions within similar organizations and operations;

•	Introduce a significant degree of variability of pay outcome, consistent with business results over the period that each incentive opportunity is outstanding;

•	Reward contributions to Company growth and shareholder value creation;

•	Reward teamwork and individual excellence;

•	Attract executives to the Company by offering total compensation packages that are competitive within an appropriate comparator group;

•	Encourage retention of current executives through a mix of vesting-based pay elements; and

•	Motivate the executive team to achieve the Company’s short- and long-term Company objectives through performance-based pay elements.

In addition, the Committee believes that executive pay opportunities should focus in a more tailored way on each executive’s line-of-sight authority and accountabilities. Accordingly, the Committee is receptive to allowing some variance between internal pay positioning, with the objective of crafting appropriate opportunities based on each executive’s specific contributions and potential. At the same time, the Committee desires to maintain a significant degree of internal parity in order to encourage teamwork.

Attainment of the above objectives requires a mix of fixed and variable compensation, with an emphasis on variable compensation. The mix between fixed and variable compensation emphasizes variable compensation to support the Company’s goals of providing competitive compensation packages and motivating executives to achieve short- and long- term Company objectives. The Company also emphasizes long over short-term compensation for executives to ensure that executives are focused on creating long-term shareholder value. The mix between short- and long-term compensation generally targets a mix similar to Peer Group companies (as defined below).

The Company’s executive compensation philosophy is intended to provide direction and guidance to Compensation Committee decisions, not to initiate sudden and radical changes year to year.

Principal Compensation Programs

Compensation Elements

The Company seeks to deliver compensation through three core compensation elements:

Compensation Element	Objective
Base Salary and Benefits	Attract and retain executives through competitive pay and benefit programs
Short-Term Incentive Plan	Create an incentive for the achievement of pre-defined annual business objectives
Long-Term Incentive Plan	Align the interests of executives with shareholders and create a retention incentive through multi-year vesting schedules

Each element of compensation is considered individually and in total when considering compensation adjustments. Compensation adjustments also generally consider the interrelation between each compensation element to ensure that the entire compensation program is appropriately aligned.

Other Executive Compensation Programs

Change in Control/General Severance Coverage

The Compensation Committee believes that offering termination protection similar to those provided at the companies in the Peer Group is an important element of providing competitive total compensation and benefits. These programs provide the executive a degree of security in the event of a corporate transaction and allow for better alignment between the executive and shareholders interests.

Retirement, Savings, and Deferred Compensation Programs

The Compensation Committee believes that contemporary retirement programs that assist executives in preparing for retirement is essential to attract and retain senior talent. The Leadership Team is currently eligible to participate in a nonqualified deferred compensation program to help them accrue sufficient assets for retirement. The details of that program are described more specifically in the Pension and Deferred Compensation Tables.

Perquisites

The Compensation Committee believes that an executive allowance delivered in lieu of perquisites is preferable. This allowance provides for individual flexibility in addressing financial planning, tax planning, Company vehicle, and other perquisites offered by Peer Group companies. The Executive Allowance is $35,000 per annum for the CEO, and $28,600 per annum for Leadership Team members based in the United States. The Executive Allowance is delivered in lieu of executive perquisites. This arrangement provides comparable value to executives for perquisites commonly offered to similarly situated officers in Peer Group companies.

Health, Life Insurance, Disability, and Similar Benefits

The Compensation Committee recognizes that the Company’s greatest resource is its employees, and therefore believes that it is appropriate to offer comprehensive and affordable health and welfare benefits to all employees and their eligible family members. Such programs vary by country. Leadership Team members based in the United

States receive the same benefits as offered to all other full-time employees, with the exception of Company provided life insurance and accidental death and dismemberment insurance.

Compensation Determinations and Adjustments

Specific compensation determinations for each major compensation element generally consider the following factors:

Compensation Element	Factors Generally Considered for Adjustments/Payouts
Base Salary	Individual performance, tenure, market data and trends, internal equity and Company performance.
Short-Term Incentive Plan	For actual bonus payouts, performance against pre-set criteria in the short-term incentive plan. For target bonus percentages, market data and trends, and internal equity.
Long-Term Incentive Plan	Individual performance, market data and trends, internal equity, Company performance and executive potential.

In addition, the Compensation Committee will apply discretion in determining the specific compensation levels of individual executives. The compensation programs will be evaluated annually in light of the evolving business strategies and plans of the Company. The Compensation Committee will endeavor to ensure the compensation programs align with shareholders interests and current market trends.

Competitive Market and Compensation Positioning

Competitive Market Defined

The Compensation Committee believes the most relevant talent pool for its executives is the specialty pharmaceutical industry. The Compensation Committee will rely on the Committee’s Compensation Consultant to make recommendations regarding the appropriate companies to comprise a Peer Group of comparator companies and the appropriate compensation surveys. Generally, the factors considered for determining the Peer Group are:

•	Industry similarity (with a focus on specialty pharmaceutical companies).

•	Revenue similarity.

•	Market capitalization similarity.

The Compensation Committee will track the current compensation practices for Peer Group companies and surveys and the relative positioning of the Company’s executive pay program annually. To achieve this, an annual process to review the Peer Group, recommend changes to it, and report on trends within it, will be undertaken by the Committee’s Compensation Consultant. This Peer Group will serve as the primary source for determining market trends, and assessing the market competitiveness of the Company’s pay practices. Survey data from surveys that cover appropriate companies will be used to supplement the Peer Group data (at least four different surveys are used covering a substantial number of size- and industry-appropriate companies).

For 2007, the Peer Group consisted of the following companies:

Amylin Pharmaceuticals	MGI Pharma
Cephalon	Millenium Pharmaceuticals
Cubist Pharmaceuticals	OSI Pharmaceuticals
Endo Pharmaceuticals	PDL Biopharma
Imclone Systems	Sepracor
King Pharmaceuticals	Valeant Pharmaceuticals
Medicis Pharmaceuticals	Vertex Pharmaceuticals

Competitive Positioning of Compensation

The executive compensation competitive targeting strategy is as follows:

Compensation Program	Strategy
Base Salary and Benefits	50th percentile in general; above median base salary for unique qualifications & substantial contributions to the Company.
Short-Term Incentive Plan	50th percentile at target. Actual bonuses will be targeted below the median for below-target performance and above the median for above-target performance.
Long-Term Incentive Plan	Currently 50th percentile; with the possibility of ultimately targeting a premium to the market median.

Actual pay levels can be significantly above or below the targeted pay level depending on factors such as individual or Company performance, tenure and executive potential. In general, the Committee desires to balance internal and external equity but preserves the discretion to deviate when necessary to recruit executives and/or retain the right executive talent.

INCENTIVE COMPENSATION DETAILS

2007 Annual Bonus Plan

The annual bonus plan for the executive team is designed to incent executives to meet key business goals critical to the success of the Company. Members of the Leadership Team (excluding the CEO) had 80% of their total annual bonus opportunity tied to the achievement of corporate results at the consolidated corporate level, and 20% of the opportunity tied to the accomplishment of goals relating to each executive’s business unit or functional goals. The CEO had 100% of his total annual bonus opportunity tied to the achievement of corporate results at the consolidated corporate level. The Committee believes that this created the appropriate line-of-sight accountability for each executive, based on relative contribution to overall corporate results and line of business or functional results.

With respect to the corporate-wide performance goals, three financial metrics were used to measure success in 2007: operating income, cash flow and revenue growth. The weightings as among these metrics was as follows:

Corporate Performance Metric	Weighting

Operating Income	70%
Cash Flow	20%
Revenue Growth	10%

The Committee believes that in 2007 these were the appropriate metrics to incent the executive team to drive disciplined Company growth, while maintaining appropriate levels of profitability. In addition, these metrics are widely understood and accepted among the executive team, and are representative of typical annual bonus program design, and thereby contribute to the degree of conformity with market practice.

The targeted bonus amounts as a percent of base pay for Leadership Team members in 2007 were also the same in 2006 (targeted bonus of 100% of base pay for the CEO and 50% of base pay for the other members of the Leadership Team). The Committee believes it is important to maintain the consistency of this relationship across the members of the Leadership Team in order to encourage a common focus and teamwork among these executives.

The performance-payout relationship for the 2007 annual bonus opportunity for members of the Leadership Team was similar to the 2006 design, as follows:

Percentage of Corporate/Business Unit	Funding Percentage (Percent of Total
Operating Income and Cash Flow Goals	Target Payouts for Combined Operating
Achieved	Income and Cash Flow Components)

Less than 80%	Some funding may be available at senior leadership’s discretion to reward top performers
80%	40%
90%	80%
100% (Target)	100%
110%	120%
120%	150%
135%	200%
Above 135%	Discretionary*

*	Subject to the approval of the Compensation Committee of the Board of Directors.

The Committee believes that the above performance-payout relationships appropriately reward performance above targeted levels, and provide for significantly reduced payouts when performance falls short of goals. The Committee believes the steep performance-payout slope is properly reflective of the desired performance-based culture sought at the Company.

In 2007, the performance of the Company on each of the corporate performance metrics was as follows:

Corporate Performance Metric	Performance as a% of Target

Operating Income (70% of total)	101.4%
Cash Flow (20% of total)	160.3%
Revenue Growth (10% of total)	99.1%
Overall Weighted Performance	112.9%

After applying the weightings for each corporate performance metric, the overall corporate performance (weighted 80% of the total bonus opportunity) versus target was 112.9% which extrapolates to a target bonus payout of 128.7%. With respect to the functional component or business unit component (weighted 20% of the total bonus opportunity), functional performance or business unit performance for the Leadership Team ranged from 50% of target to 125% of target. After combining the corporate and functional or business unit components of the bonus opportunity, bonus payouts ranged from 89% of target to 117.3% of target.

The Company is not disclosing the specific corporate or functional performance metrics because it believes in good faith that disclosure of the specific metrics could cause the Company competitive harm. Specific concerns relating to competitive harm include the fact that disclosure of the specific target metrics would provide competitors with harmful competitive pricing information that, in a highly competitive business, could affect the value of the Company’s contracts with its customers. In addition, disclosure of the specific metrics could provide competitors with valuable profitability information that would enable competitors to adjust their pricing accordingly and gain a competitive advantage. The Company believes that the corporate performance metrics are set with a reasonable level of difficulty as evidenced by the funding as a percent of target over the last few years:

Year	Overall Weighted Performance as a% of Target

2006	90.4%
2005	130.0%
2004	40.0%

2007 Long Term Incentive Awards

2007 long-term incentive awards were granted to the Leadership Team in the form of a mix of stock options and performance-based restricted stock (PBRS) awards. Stock options were granted to align executives with the Company’s shareholders and to incent executives to increase shareholder value. PBRS awards were granted to align executives with shareholders, incent executives to increase shareholder value, retain executives through time-based vesting, and incent executives to meet 3-year cumulative earnings before interest, taxes, depreciation and amortization (“EBITDA”) goals.

The above considerations resulted in awards of equity-based long-term incentives in 2007 having the following characteristics:

•	Values that on-average were at about the 30th percentile of the marketplace for the Leadership Team;

•	75% of the grant-date value being delivered in the form of stock options and the remaining 25% being delivered in the form of PBRS; and

•	Vesting and other terms of the awards being consistent with awards made in 2006 — stock options vest on a graded basis over the four-year period after grant, and restricted stock granted to members of the Leadership Team vests 100% at the end of the three-year period following award grants.

Consistent with past practice, regular annual awards of equity-based incentives in 2007 were generally made in the first quarter. As has been the Company’s practice in past years, all options were granted with an exercise price equal to the Company’s closing stock price on the date of grant. The Committee believes that this is the most appropriate benchmark for stock price on the date of grant.

In late 2007, it became clear to the Committee that the PBRS awards with a three-year cumulative EBITDA measurement period were not an appropriate incentive for executives for 2008 and 2009 because the significant amount of business and corporate development activity necessary to further the Company’s strategy made it impracticable to predict EBITDA over a three year period. As such, there was no line-of-sight for executives between their activities and the potential reward. After careful deliberation and consideration of alternatives in early 2008, the Committee determined that the PBRS awards should be converted to a time-based award at 102.4% of the initial target value (which is where performance through one year was situated), thereby eliminating the executives ability to earn above- or below-target performance and creating a retention-oriented award with three-year cliff vesting.

In order to enhance the retention incentives of the Company’s senior executives, the Committee placed a heavier emphasis on time-vested restricted stock with three-year cliff vesting in the 2008 grant mix. The equity mix for 2008 will be approximately 50% stock options and 50% time-vested restricted stock for top executives with some variation to that mix depending on the specific executive.

EXECUTIVE RETENTION INCENTIVE AND TERMINATION

Retention Incentives

During fiscal year 2007, the Company initiated a process to review strategic alternatives for the Active Pharmaceutical Ingredients (“API”) business. In order to help minimize the potential talent flight from API, at the end of 2007 the Company extended a cash-based retention opportunity to the President of the Company’s API division, Carl-Aake Carlsson. This cash based retention bonus incentive was designed to ensure that Mr. Carlsson remained the President of API while the Company explored strategic alternatives for the API business. The potential bonus was established on a sliding scale depending on the sale price received for the API business. The objective of the bonus is to retain Mr. Carlsson throughout the sale process and to incent him to obtain the highest possible price for the API business.

Executive Retirement

In July 2007, Mr. Wrobel retired from the Company and was provided his then-earned bonus, severance, and other benefits as outlined in the Summary Compensation Table.

CHANGE IN CONTROL/GENERAL SEVERANCE COVERAGE

The section of this proxy entitled “Change in Control/Termination Payments” provides a comprehensive description of the various severance benefits offered by the Company to its executive officers. The Committee believes that offering termination protection along the lines provided in the Company’s severance programs is an important element of providing total compensation and benefits that is competitive with the Company’s competitors for executive talent.

Consistent with general market practice, and in line with the objective of offering compensation arrangements aligned with median practices, the vesting of equity-based incentives that are outstanding at the time of a Change in Control is accelerated upon consummation of the transaction. The Committee believes that, in addition to providing market-competitive coverage, this “single trigger” activation provision appropriately protects incentive values that have been earned up to the point of a transaction. In addition, the vesting activation encourages the successor entity to implement new arrangements aligned with post-change in control objectives following the close of the transaction.

In order to further align with competitive market practices, cash severance protections associated with a qualifying termination following a change in control become activated only upon the employment termination (i.e.,

“double trigger” activation). The Committee believes that, in addition to aligning with prevalent practices, this design helps encourage executive retention following a transaction.

IMPACT OF REGULATORY AND SIMILAR REQUIREMENTS:

Section 162(m) of the Code places a limit of $1,000,000 on the annual amount of compensation (other than compensation that qualifies as “qualified performance-based compensation”) that publicly held companies may deduct for federal income tax purposes for certain executive officers.

The Committee believes that tax deductibility is an important factor, but only one factor, to be considered in evaluating a compensation program. Thus, while our performance-based incentive plans have generally been designed and administered to maintain tax deductibility, including shareholder approval of the plans, the Company believes competitive and other circumstances may require, in some instances, that the interests of the Company and its shareholders are best served by providing compensation that is not fully tax deductible. Accordingly, the Committee may continue to exercise discretion to provide base salaries or other compensation that may not be fully tax deductible to the Company.

Many other tax code requirements, Commission regulations and accounting rules affect the delivery of executive pay and are generally taken into consideration as programs are designed and developed. The Company’s goal is to create and maintain plans that are in full compliance with these requirements, and that provide for the most efficient delivery of compensation, both with respect to payment by the Company and receipt by the employee. These include but are not limited to FAS 123R and IRC 409A, and Section 16 of the Securities Exchange Act of 1934, as amended.

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the President and Chief Executive Officer, the Chief Financial Officer, the three other most highly compensated executive officers and the former Chief Legal Officer & Secretary for fiscal 2007, our named executive officers (“NEOs”).

							Change in
							Pension
							Value and
							Non-qualified
				Stock	Option	Non-equity	Deferred	All Other
		Salary	Bonus	Awards	Awards	Incentive Plan	Compensation	Compensation	Total
	Year	($)	($)	($)	($)	Compensation ($)	Earnings ($)	($)	($)
Name and Principal Position (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Dean J. Mitchell	2007	$646,923	$—	$450,132	$307,983	$845,000	$—	$168,994	$2,419,033
President & Chief	2006	$300,481	$100,000	$158,200	$135,927	$625,000	$—	$92,635	$1,412,244
Executive Officer
Jeffrey S. Campbell	2007	$367,385	$164,313	$452,863	$71,264	$210,688	$563	$62,737	$1,329,811
Executive Vice President	2006	$291,554	$320,500	$192,390	$67,293	$—	$10,691	$39,534	$921,962
& Chief Financial Officer
Carl-Aake Carlsson	2007	$436,762	$299,689	$122,495	$69,994	$212,000	$56,785	$132,345	$1,330,070
President, Active Pharmaceuticals Ingredients
Ronald N. Warner	2007	$414,615	$219,533	$151,736	$89,189	$300,000	$1,309	$64,591	$1,240,974
President,	2006	$400,000	$619,067	$228,539	$132,844	$225,000	$14,664	$70,384	$1,690,499
Pharmaceuticals
Carol A. Wrenn	2007	$394,481	$209,533	$101,508	$51,935	$220,000	$421	$58,954	$1,036,832
President, Animal Health
Robert F. Wrobel	2007	$220,769	$320,976	$47,157	$36,334	$—	$18,923	$1,121,642	$1,765,801
Former Executive Vice	2006	$410,000	$429,067	$126,020	$178,272	$200,000	$35,236	$54,067	$1,432,661
President, Chief Legal Officer & Secretary

Footnotes:

Column (a) —	Currency exchange rate for Carl-Aake Carlsson based on OANDA Currency Converter for Monday, December 31, 2007 with 1 Norwegian Kroner = 0.18506 U.S. Dollar

Column (d) —	Includes the following bonuses paid or earned during 2007: Mr. Campbell — performance units valued at $100,000 and guaranteed bonus of $64,313 for his continued service as interim CFO for the first 3.5 months of 2007; Mr Carlsson — retention incentive of $218,486, retention incentive portion of vacation allowance of $50,566 and bonus portion of vacation allowance of $30,637; Dr. Warner — retention incentive of $219,533; Ms. Wrenn — retention incentive of $209,533; Mr. Wrobel — retention incentive of $214,533 and pro-rata bonus of $106,442.

Column (e) —	Reflects Stock Awards valued in accordance with SFAS 123R, which requires recognition of the fair value of stock-based compensation in net earnings, including the impact of compensation reversals due to award forfeitures. Compensation for restricted stock is recorded based on the market value of the stock on the grant date. The Company recognizes stock-based compensation expense over the requisite period of individual grants, which generally equals the vesting period of the grant (ref. Form 10-K, Notes to Consolidated Financial Statements). There were no restricted stock awards forfeited in 2007 for the named executive officers.

Column (f) —	Reflects Option Awards valued in accordance with SFAS 123R, which requires recognition of the fair value of stock-based compensation in net earnings, including the impact of compensation reversals due to award forfeitures. The Company estimated the fair value, as of the date of grant, of options outstanding in the plan using the Black-Scholes option pricing model. The Company recognizes stock-based compensation expense over the requisite period of individual grants, which generally equals the vesting period of the grant (ref. Form 10-K, Notes to Consolidated Financial Statements). The following stock option awards were forfeited in 2007: Mr. Wrobel, 20,000 shares. These forfeitures had no impact on the reported values.

Column (g) —	Reflects the annual bonuses awarded under the Alpharma Inc. Executive Bonus Plan, calculated as a percentage of annual base salary and adjusted based on individual and company performance: Target awards as a percent of base salary are as follows: 100% for CEO, 50% for named executive officers other than the CEO.

Column (h) —	Compensation attributable to the Alpharma Inc. Pension Plan is determined as the present value of the frozen benefit as of the measurement date (frozen as of December 31, 2006), less the present value of the frozen benefit as of the prior measurement date. The present values are determined assuming retirement at earliest unreduced age (65) or actual retirement date if the participant has commenced benefits. Other demographic assumptions are: no pre-retirement termination and RP2000 mortality projected to 2015 with Scale AA phased out linearly over the projection period. A discount rate of 6.25% is assumed as of the measurement date, and a discount rate of 6.00% is assumed as of the prior measurement date. Compensation attributable to Alpharma Inc. Supplemental Pension Plan is determined as the lump sum that would be payable as of December 31. 2007, less the lump sum that would have been payable January 1, 2007. There were no nonqualified deferred compensation earnings for the named executive officers.

Column (i) —	Amounts in this column include the following: Mr. Mitchell — tax gross-ups (legal fees and supplemental disability insurance) of $43,135, legal fees reimbursement related to establishment of citizenship and permanent residency of $36,898, executive allowance of $35,000, company contributions to defined contribution plan of $25,000, supplemental disability insurance of $13,922, company contributions under the Company’s Employee Stock Purchase Plan of $12,939 and group life insurance and AD&D benefit premiums of $2,100; Mr. Campbell — executive allowance of $28,600, company contributions to defined contribution plan of $24,208, company contributions under the Company’s Employee Stock Purchase Plan of $7,348, group life insurance and AD&D benefit premiums of $2,100, tax gross-up of $395 and corporate gift; Mr. Carlsson — defined contribution pension premiums for non U.S. plan of $85,752, company contributions under the Company’s Employee Stock Purchase Plan of $8,661, group life insurance premium of $3,675, supplemental insurance of $566, reimbursement due to delay in currency exchange execution related to stock option exercise, car allowance, telephone usage, and news subscription; Dr. Warner — executive allowance of $28,600, company contributions to defined contribution plan of $25,000, company contributions under the Company’s Employee Stock Purchase Plan of $8,292, group life insurance and AD&D benefit premiums of $2,100, tax gross-up of $471 and corporate gift; Ms. Wrenn - executive allowance of $28,600, company contributions to defined contribution plan of $20,000, company contributions under the Company’s Employee Stock Purchase Plan of $7,890, group life insurance and AD&D benefit premiums of $2,100 and tax gross-up of $364; Mr. Wrobel — severance payment of $1,068,743, company contributions to defined contribution plan of $18,219, group life insurance premium and AD&D benefit premiums of $2,100, company contributions under the Company’s Employee Stock Purchase Plan of $4,100, tax gross-up of $2,397, executive allowance and corporate gift.

GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning the grants made to each of our named executive officers in fiscal 2007 under the Alpharma Inc. Executive Bonus Plan and the 2003 Omnibus Incentive Compensation Plan.

								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair
		Estimated Future Payouts						Number	Number	or Base	Value of
		Under Non-Equity Incentive			Estimated Future Payouts Under Equity Incentive			of Shares	of Securities	Price of	Stock
		Plan Awards			Plan Awards			of Stock	Underlying	Option	and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Dean J. Mitchell
Alpharma Inc. Executive Bonus Plan		$262,000	$655,000	$1,310,000	—	—	—
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—	22,000			$527,120
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—		99,500	$23.96	$937,360

Jeffrey S. Campbell
Alpharma Inc. Executive Bonus Plan		$80,000	$200,000	$400,000	—	—	—
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—		14,000	$23.96	$131,890
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—	3,100			$74,276
2003 Omnibus Incentive Compensation Plan	5/15/2007				—	—	—		14,000	$22.84	$127,095
2003 Omnibus Incentive Compensation Plan	5/15/2007				—	—	—	3,100			$70,804

Carl-Aake Carlsson
Alpharma Inc. Executive Bonus Plan		$88,405	$221,013	$442,026	—	—	—
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—		18,000	$23.96	$169,573
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—	4,700			$112,612

Ronald N. Warner
Alpharma Inc. Executive Bonus Plan		$84,000	$210,000	$420,000	—	—	—
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—		22,000	$23.96	$207,255
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—	4,700			$112,612

Carol A. Wrenn
Alpharma Inc. Executive Bonus Plan		$80,000	$200,000	$400,000	—	—	—
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—		22,000	$23.96	$207,255
2003 Omnibus Incentive Compensation Plan	3/28/2007				—	—	—	4,700			$112,612

Robert F. Wrobel
Alpharma Inc. Executive Bonus Plan	—	—	—	—	—	—	—	—	—	—	—
2003 Omnibus Incentive Compensation Plan	—	—	—	—	—	—	—	—	—	—	—
2003 Omnibus Incentive Compensation Plan	—	—	—	—	—	—	—	—	—	—	—

Footnotes:

Column (c) —	Threshold is defined under the SEC Proxy regulations as the minimum amount payable for a certain level of performance under the plan. Threshold Bonus is defined under Alpharma’s Executive Bonus Plan (“EBP”) as an amount equal to 40% of a Participant’s Target Bonus.

Column (d) —	Target Bonus is defined under the SEC Proxy regulations as the amount payable if the specified peformance target(s) are reached. Target Bonus is defined under the EBP as the targeted amount of bonus award established for each eligible employee, expressed as a percentage of the employee’s base salary corresponding to the employee’s position at the end of the applicable incentive year; assuming his or her individual goals are achieved at the 100% level established in the plan.

Column (e) —	Maximum Bonus is defined under the SEC Proxy regulations as the maximum payout possible under the plan. Maximum Bonus is defined under the EBP as an amount equal to 200% of a Participant’s Target Bonus.

Column (i) —	See the Compensation Discussion and Analysis under “2007 Long-Term Incentive Awards” for an explanation of the Company’s performance-based restricted stock unit (PBRS) awards.

Plan Award Terms

The plan awards reported above for the 2007 fiscal year were made under our 2003 Omnibus Incentive Compensation Plan and our Executive Bonus Plan.

As more fully discussed in the CD&A under “Incentive Compensation Details — 2007 Annual Bonus Plan,” awards under the Executive Bonus Plan may be made to executive officers and key employees performing services for the Company in the form of a cash bonus at a target level. Target levels for each NEO are set as a percentage of base salary. Each of the NEOs may receive more or less than his or her target level bonus, based upon the Company’s ability to achieve certain operating income, cash flow and revenue growth targets for the fiscal year. In addition, for executive officers who are responsible for a specific business segment, a portion of his or her bonus depends on such business segment’s achievement of certain income, cash flow and revenue targets for the fiscal year. As provided in the Executive Bonus Plan, the Compensation Committee has the discretion to vary any individual bonus award from the amount derived by the application of the criteria described above.

Plan awards to our NEOs under our 2003 Omnibus Incentive Compensation Plan for the 2007 fiscal year were made in the form of stock options and performance-based restricted stock unit awards. Stock option awards vest at the rate of 25% on each of the first four anniversaries of the date of grant and have a ten year term. During fiscal year 2007, performance-based restricted stock unit awards were also granted under the Plan. These awards are scheduled to vest on the third anniversary of the grant date, and according to the original terms of the grant, the amount of shares to be earned upon vesting was to be determined as a percentage of a target level based on the Company’s attainment of certain levels of earnings before interest, taxes, depreciation and amortization (EBITDA). However, for the reasons described above in the CD&A under “Incentive Compensation Details — 2007 Long Term Incentive Awards,” the Compensation Committee amended these awards in January 2008 to eliminate the performance component of the vesting and such awards will cliff vest on the third anniversary of the grant date. The restricted stock units convert to Class A Common Stock on a one-for-one basis.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information concerning the current holdings of unexercised and unvested stock options and unvested restricted stock awards for each of the named executive officers as of the end of fiscal 2007.

	Option Awards					Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
			Equity					Incentive	Market
			Incentive					Plan	or Payout
			Plan					Awards:	Value of
			Awards:				Market	Number of	Unearned
			Number			Number	Value of	Unearned	Shares,
	Number of	Number of	of			of Shares	Shares or	Shares,	Units or
	Securities	Securities	Securities			or Units	Units	Units or	Other
	Underlying	Underlying	Underlying			of Stock	of Stock	Other	Rights
	Unexercised	Unexercised	Unexercised	Option		That Have	That Have	Rights That	That Have
	Options	Options	Unearned	Exercise	Option	Not	Not	Have Not	Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Dean J. Mitchell	25,000	75,000	—	$23.730	7/3/2016	40,000	$806,000	—	—
	—	99,500	—	$23.960	3/28/2017	—	—	22,000	$443,300
Jeffrey S. Campbell	1,875	1,875	—	$19.800	3/8/2014	3,500	$70,525	—	—
	1,875	3,750	—	$11.170	5/12/2015	3,500	$70,525	—	—
	1,750	5,250	—	$31.620	2/27/2016	3,500	$70,525	—	—
	—	14,000	—	$23.960	3/28/2017	—	—	3,100	$62,465
	—	14,000	—	$22.840	5/15/2017	—	—	3,100	$62,465
Carl-Aake Carlsson	20,000	—	—	$30.110	2/23/2011	—	—	—	—
	—	3,375	—	$19.800	3/8/2014	7,200	$145,080	—	—
	2,500	7,500	—	$31.620	2/27/2016	4,270	$86,041	—	—
	—	18,000	—	$23.960	3/28/2017	—	—	4,700	$94,705
Ronald N. Warner	20,000	—	—	$12.760	12/4/2012	—	—	—	—
	13,500	4,500	—	$19.800	3/8/2014	9,000	$181,350	—	—
	3,163	9,487	—	$31.620	2/27/2016	5,400	$108,810	—	—
	—	22,000	—	$23.960	3/28/2017	—	—	4,700	$94,705
Carol A. Wrenn	2,635	7,905	—	$31.620	2/27/2016	4,500	$90,675	—	—
	—	22,000	—	$23.960	3/28/2017	—	—	4,700	$94,705
Robert F. Wrobel	25,000	—	—	$19.800	3/8/2014	—	—	—	—
	6,330	—	—	$31.620	2/27/2016	—	—	—	—

Footnotes:

Column (b) —	Mr. Mitchell’s option award of 25,000 shares vested on July, 3, 2007.

Mr. Campbell’s option award of 1,875 shares vested on March 8, 2007.

Mr. Campbell’s option award of 1,875 shares vested on May 12, 2007.

Mr. Campbell’s option award of 1,750 shares vested on February 27, 2007.

Mr. Carlsson’s option award of 20,000 shares vested 25% each on February 23, 2002, February 23, 2003, February 23, 2004 and February 23, 2005.

Mr. Carlsson’s option award of 2,500 shares vested on February 27, 2007.

Dr. Warner’s option award of 20,000 shares vested 50% each on December 4, 2005 and December 4, 2006.

Dr. Warner’s option award of 13,500 shares vested 1/3 each on March 8, 2005, March 8, 2006 and March 8, 2007.

Dr. Warner’s option award of 3,163 shares vested on February 27, 2007.

Ms. Wrenn’s option award of 2,635 shares vested on February 27, 2007.

Mr. Wrobel’s option award of 25,000 shares vested 25% each on March 8, 2005, March 8, 2006, March 8, 2007 and upon his retirement on July 6, 2007.

Mr. Wrobel’s option award of 6,330 shares vested 25% on 2/27/07 and 75% upon his retirement on July 6, 2007.

Column (c) —	Mr. Mitchell’s option award of 75,000 shares will vest 1/3 each on July 3, 2008, July 3, 2009 and July 3, 2010.

Mr. Mitchell’s option award of 99,500 shares will vest 25% on each of the four anniversaries following its grant date on March 28, 2007.

Mr. Campbell’s option award of 1,875 shares will 100% vest on March 8, 2008.

Mr. Campbell’s option award of 3,750 shares will vest 50% each on May 12, 2008 and May 12, 2009.

Mr. Campbell’s option award of 5,250 shares will vest 1/3 each on February 27, 2008, February 27, 2009 and February 27, 2010.

Mr. Campbell’s option award of 14,000 shares will vest 25% on each of the four anniversaries following its grant date on March 28, 2007.

Mr. Campbell’s option award of 14,000 shares will vest 25% on each of the four anniversaries following its grant date on May 15, 2007.

Mr. Carlsson’s option award of 3,375 shares will 100% vest on March 8, 2008.

Mr. Carlsson’s option award of 7,500 shares will vest 1/3 each on February 27, 2008, February 27, 2009 and February 27, 2010.

Mr. Carlsson’s option award of 18,000 shares will vest 25% on each of the four anniversaries following its grant date on March 28, 2007.

Dr. Warner’s option award of 4,500 shares will 100% vest on March 8, 2008.

Dr. Warner’s option award of 9,487 shares will vest 1/3 each on February 27, 2008, February 27, 2009 and February 27, 2010.

Dr. Warner’s option award of 22,000 shares will vest 25% on each of the four anniversaries following its grant date on March 28, 2007.

Ms. Wrenn’s option award of 7,905 shares will vest 1/3 each on February 27, 2008, February 27, 2009 and February 27, 2010.

Ms. Wrenn’s option award of 22,000 shares will vest 25% on each of the four anniversaries following its grant date on March 28, 2007.

Column (g) —	Mr. Mitchell’s stock award of 40,000 shares will 100% vest on July 3, 2009.

Mr. Campbell’s stock award of 3,500 shares will 100% vest on March 8, 2009.

Mr. Campbell’s stock award of 3,500 shares will 100% vest on May 12, 2010.

Mr. Campbell’s stock award of 3,500 shares will 100% vest on February 27, 2009.

Mr. Carlsson’s stock award of 7,200 shares will 100% vest on March 8, 2009.

Mr. Carlsson’s stock award of 4,270 shares will 100% vest on February 27, 2009.

Dr. Warner’s stock award of 9,000 shares will 100% vest on March 8, 2009.

Dr. Warner’s stock award of 5,400 shares will 100% vest on February 27, 2009.

Ms. Wrenn’s stock award of 4,500 shares will 100% vest on February 27, 2009.

OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning stock option exercises and the vesting of restricted stock awards for each of the named executive officers during fiscal 2007.

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired on	on	Acquired	on
	Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Dean J. Mitchell	—	$—	—	$—
Jeffrey S. Campbell	—	$—	25,000	$528,920
Carl-Aake Carlsson	9,625	$128,369	10,000	$227,400
Ronald N. Warner	—	$—	15,000	$341,100
Carol A. Wrenn	42,000	$319,795	12,500	$284,250
Robert F. Wrobel	10,000	$109,025	10,200	$243,099

EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2007 with respect to Alpharma’s common shares issuable under the Company’s equity compensation plans:

Number of Securities
Remaining Available for
Future Issuance under
	Number of Securities to be		Equity Compensation
	Issued Upon Exercise of	Weighted-Average	Plans
	Outstanding Options,	Exercise Price of	(Excluding Securities
	Warrant and Rights	Outstanding Options,	Reflected in Column (a))
Plan Category	(a)	Warrants and Rights	(b)

Equity compensation plans approved by security holders	1,388,893	$22.71	2,111,287
Equity compensation plans not approved by securities holders	None	None	None
Total	1,388,893	$22.71	2,111,287

(a)	The number of shares included in this column represent shares from the following equity compensation plans which have been approved by the Company’s shareholders: (i) Alpharma Inc. 1997 Stock Option and Appreciation Right Plan, (ii) Alpharma Inc. Non-Employee Director Option Plan and (iii) Alpharma Inc. 2003 Omnibus Incentive Compensation Plan.

(b)	The number of shares included in this column represents (i) 2,025,907 shares available for future grants under the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan and (ii) 85,380 shares available for future purchase under the Alpharma Inc. Employee Stock Purchase Plan, as the Company is no longer able to grant shares out of either the (i) Alpharma Inc. 1997 Stock Option and Appreciation Right Plan or the (ii) Alpharma Inc. Non-Employee Director Option Plan.

PENSION BENEFITS

The following table provides information as of fiscal year-end 2007 for each of the named executive officers with respect to the Company’s pension plans.

				Payments
				During
		Number of	Present Value	Last
		Years Credited	of Accumulated	Fiscal
Name	Plan Name	Service (#)	Benefit ($)	Year ($)
(a)	(b)	(c)	(d)	(e)

Dean J. Mitchell	N/A	—	$—	$—
Jeffrey S. Campbell	Alpharma Inc. Pension Plan(1)	4	$39,938	$—
	Alpharma Inc. Supplemental Pension Plan(2)	3	$7,613	$—
Carl-Aake Carlsson	Alpharma Early Retirement Plan (3)	21	$194,411	$—
	(Non U.S. Plan)
Ronald N. Warner	Alpharma Inc. Pension Plan(1)	4	$53,649	$—
	Alpharma Inc. Supplemental Pension Plan(2)	3	$9,222	$—
Carol A. Wrenn	Alpharma Inc. Pension Plan(1)	5	$40,304	$—
	Alpharma Inc. Supplemental Pension Plan(2)	4	$9,165	$—
Robert F. Wrobel	Alpharma Inc. Pension Plan(1)	9	$218,020	$8,172
	Alpharma Inc. Supplemental Pension Plan(2)	8	$41,336	$—

Footnotes:

(1)	The Alpharma Inc. Pension Plan was frozen as of December 31, 2006. The Alpharma Inc. Pension Plan benefit was valued assuming retirement at earliest unreduced age (65), no pre-retirement termination, RP2000 mortality projected to 2015 with Scale AA phased out linearly over the projection period, and a December 31, 2007 discount rate of 6.25%.

(2)	SERP — Alpharma Inc. Supplemental Pension Plan was frozen as of December 31, 2005. The Supplemental Pension Plan as amended provides that all participants will receive a lump sum payment of their benefit as soon as administratively practicable following the date that is six months after the participant’s termination. SERP value shown is lump sum payable as of December 31, 2007 had the participant been eligible to commence.

(3)	Present value calculation in U.S. dollars is based on year-end closing exchange rate with 1 Norwegian Kroner = 0.18506 U.S. Dollar.

Alpharma Inc. Pension Plan

Eligibility.  Prior to January 1, 2007, an eligible employee became a participant in the Alpharma Inc. Pension Plan (the “Pension Plan”) on the first July 1 or January 1 coincident with or next following the date he had completed 3 months of continuous service with an Alpharma company, and attained age 18 years. Effective as of January 1, 2007, participation in the Pension Plan is frozen. Jeffrey S. Campbell, Ronald N. Warner, Carol A. Wrenn

and Robert F. Wrobel and are participants in the Pension Plan. Dean J. Mitchell and Carl-Aake Carlsson are not participants in the Pension Plan.

Vesting.  A participant will be fully vested after completing five years of service. Notwithstanding the foregoing, a participant who was employed by Alpharma on December 31, 2006, is fully vested in his accrued benefit as of such date regardless of his number of years of service. Jeffrey S. Campbell, Ronald N. Warner, Carol A. Wrenn and Robert F. Wrobel are vested in their benefits under the Pension Plan.

Actuarial Assumptions.  For purposes of determining benefits under the Pension Plan, except lump-sum payments, the following actuarial assumptions are used:

Mortality Table — 1971 Group Annuity Mortality Table for Males

Interest — 8.0%

For purposes of determining lump sum payments, the actuarial assumptions prescribed under Section 417(e) of the Code, the Pension Funding Equity Act and Pension Protection Act of 2006 are used.

Normal Retirement Benefit.  The annual retirement benefit payable to a participant on his normal retirement date (age 65) in the form of a single life annuity is equal to:

0.8% of his final average earnings up to covered compensation, plus 1.45% percent of his final average earnings in excess of covered compensation
times
years of benefit service
(not to exceed 30).

Effective as of December 31, 2006, future benefit accruals under the Pension Plan ceased.

Early Retirement Benefit.  A participant who terminates employment after attaining age 55 and having at least 5 years of service is eligible for an early retirement benefit. A participant’s normal retirement benefit will be reduced by 7% for each year payments commence before he attains age 65 between the ages of 60 and 65 and 4% for each year payments commence before he attains age 65 between the ages of 55 and 60. Robert F. Wrobel retired in 2007 and commenced payment of his early retirement benefit.

Compensation.  The final average earnings of a participant will be the annual average of the earnings paid during the 5 consecutive plan years for which his earnings were highest within the last 10 plan years immediately preceding his termination of employment. If a participant has less than 5 years of employment, then his final average earnings will be the average annual earnings paid during his employment. Generally, with respect to the above-named participants, earnings mean base compensation.

Forms of Benefit.  The normal form of benefit for a married participant is a qualified joint and survivor annuity (“QJSA”). The normal form of benefit for an unmarried participant is a single life annuity. In lieu of the normal form of benefit, a participant may elect to have his benefit paid as a joint and (50%, 75% or 100%) survivor annuity or a ten year certain life annuity. If a participant’s benefit is paid in a form other than a single life annuity, his monthly benefit will be reduced to reflect the fact that benefits will be paid over two lifetimes (or, in the case of a ten year certain annuity, for a period certain).

Alpharma Inc. Supplemental Pension Plan

Eligibility.  Prior to January 1, 2006, the Committee appointed highly compensated employees or key management employees to participate in the Alpharma Inc. Supplemental Pension Plan (the “SPP”). Effective as of

December 31, 2005, participation in the SPP was frozen. Jeffrey S. Campbell, Ronald N. Warner and Carol A. Wrenn are participants in the Plan. Robert F. Wrobel received a distribution of his entire benefit under the SPP in 2008. Carl-Aake Carlsson and Dean J. Mitchell are not participants in the SSP.

Vesting.  A participant will be fully vested after completing five years of service. Robert F. Wrobel was vested in his benefit under the SPP. Jeffrey S. Campbell, Ronald N. Warner and Carol A. Wrenn are vested in their benefits.

Benefit.  The benefit payable to a participant is equal to the difference that the participant would have received under the Pension Plan if his compensation was not limited by Section 401(a)(17) of the Code less his actual benefit under the Pension Plan. The amount of compensation (as defined under the Pension Plan) that is considered under the SPP is limited to $235,840, and compensation earned after the last payroll period ending in 2005 is not taken into account.

Actuarial Assumptions.  The actuarial assumptions used to determine benefits under the SPP are the same as those used to determine benefits under the Pension Plan.

Forms of Benefit.  A participant’s benefit under the SPP will be paid in a lump sum six months after termination from employment.

NON-QUALIFIED DEFERRED COMPENSATION

The following table provides information for fiscal 2007 with respect to the non-qualified defined contribution and compensation deferral plans of the Company for each of the named executive officers.

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance
	Contributions	Contributions in	Earnings	Withdrawals/	at Last
	in Last FY	Last FY	in Last FY	Distributions	FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Dean J. Mitchell	$—	$—	$—	$—	$—
Jeffrey S. Campbell	$—	$3,249	$6,161	$—	$91,970
Carl-Aake Carlsson	N/A	N/A	N/A	N/A	N/A
Ronald N. Warner	$—	$1,263	$1,455	$—	$39,857
Carol A. Wrenn	$—	$3,066	$6,243	$—	$68,955
Robert F. Wrobel	$—	$3,719	$21,597	$—	$305,720

Footnotes:

Column (c) —	Reflects adjustment to the 2003 Supplemental Savings Plan for transmittal corrections.

Alpharma Inc. 2007 Supplemental Savings Plan

Eligibility.  The Committee appoints highly compensated employees or key management employees as eligible to participate in the Alpharma Inc. 2007 Supplemental Savings Plan (the “2007 SSP”). Jeffrey S. Campbell is a participant in the 2007 SSP. Carl-Aake Carlsson, Dean J. Mitchell, Carol A. Wrenn and Ronald N. Warner are not participants in the 2007 SSP. Robert F. Wrobel’s benefits were paid following his termination of employment and thus he no longer has a benefit under the 2007 SSP.

Vesting.  A participant is immediately vested in his deferrals to the 2007 SSP.

Contributions.  Participants may elect to defer up to 75% of their compensation, as described below. There are no matching contributions under the 2007 SSP.

Compensation.  Compensation means base salary, including amounts deferred under the 2007 SSP and the Alpharma Inc. Savings Plan, and bonus under the Short-Term Incentive Plan.

Forms of Benefit.  A participant’s benefit under the Plan will be paid in a lump sum six months after termination from employment.

Alpharma Inc. 2005 Supplemental Savings Plan

Eligibility.  The Committee appointed highly compensated employees or key management employees as eligible to participate in the Alpharma Inc. 2005 Supplemental Savings Plan (the “2005 SSP”). The 2005 SSP was frozen effective as of December 31, 2005. Jeffrey S. Campbell, Ronald N. Warner and Robert F. Wrobel are participants in the 2005 SSP. Robert F. Wrobel has terminated employment and has a benefit under the 2005 SSP. Carl-Aake Carlsson, Dean J. Mitchell and Carol A. Wrenn are not participants in the 2005 SSP.

Vesting.  A participant is immediately vested in his deferrals to the 2005 SSP. A participant is vested in his matching contributions after three years of service.

Contributions.  Participants could have elected to defer up to 25% of their compensation, as described below. The Company credited matching contributions to a participant’s account in an amount up to six percent (6%) of the amount of compensation deferred under the 2005 SSP.

Compensation.  Compensation means base salary, including amounts deferred under the 2005 SSP and the Alpharma Inc. Savings Plan.

Alpharma Inc. Supplemental Savings Plan

Eligibility.  The Committee appointed highly compensated employees or key management employees as eligible to participate in the Alpharma Inc. Supplemental Savings Plan (the “SSP”). The SSP was frozen effective as of December 31, 2004. Jeffrey S. Campbell, Ronald N. Warner and Carol A. Wrenn are participants in the SSP. Carl-Aake Carlsson and Dean J. Mitchell are not participants in the SSP. Robert F. Wrobel received a distribution of his entire benefit under the SSP in 2008.

Vesting.  A participant is fully vested in his deferrals to the SSP. A participant is vested in his matching contributions after three years of service.

Contributions.  Participants could have elected to defer a portion of their compensation, as described below. In no event could a participant’s deferrals under the SSP and the Alpharma Inc. Savings Plan exceed more than 10% of his compensation. Participants were permitted to defer a portion of their bonuses to the SSP. The Company credited matching contributions to a participant’s account in an amount up to six percent (6%) of the amount of compensation deferred under the SSP.

Compensation.  Compensation means base salary, including amounts deferred under the SSP and the Alpharma Inc. Savings Plan.

Forms of Benefit.  A participant’s benefit under the Plan will be paid in a lump sum as soon as administratively practicable following the date that is six months after his termination from employment.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to non-employee directors for fiscal 2007.

					Change in
					Pension
					Value and
	Fees				Non-qualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash ($)	Awards ($)	Awards ($)	Compensation ($)	Earnings ($)	Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Peter G. Tombros	$129,500	$83,883	$—	$—	$—	$—	$213,383
Finn Berg Jacobsen	$81,600	$54,691	$—	$—	$—	$—	$136,291
Ramon M. Perez	$87,600	$71,868	$—	$—	$—	$—	$159,468
Peter W. Ladell	$38,143	$14,788	$—	$—	$—	$—	$52,931
David C. U’Prichard	$30,743	$14,788	$—	$—	$—	$—	$45,531
Glen E. Hess (former director)	$16,457	$57,080	$—	$—	$—	$—	$73,537
Ingrid Wiik (former director)	$18,857	$24,040	$—	$—	$—	$20,774	$63,671

Footnotes:

Column (c) —	Reflects Stock Awards valued in accordance with SFAS 123R, which requires recognition of the fair value of stock-based compensation in net earnings, including the impact of compensation reversals due to award forfeitures. Compensation for restricted stock is recorded based on the market value of the stock on the grant date. The Company recognizes stock-based compensation expense over the requisite period of individual grants, which generally equals the vesting period of the grant (ref. Form 10-K, Notes to Consolidated Financial Statements). The fair value of equity awards computed in accordance with SFAS 123R at fiscal year end 2007 are: Mr. Tombros $164,629; Mr. Jacobsen $109,760; Mr. Ladell $109,760; Mr. U’Prichard $109,760; and Mr. Perez $109,760. The aggregate number of stock awards outstanding at fiscal year end 2007 are: Mr. Tombros 23,675; Mr. Jacobsen 15,952; Mr. Ladell 5,117; Mr. U’Prichard 5,117; Mr. Perez 20,117; and Mr. Hess 10,000.

Column (d) —	Option Awards are no longer granted to directors. The aggregate number of option awards outstanding at fiscal year end 2007 are: Mr. Tombros 24,500; Ms. Wiik 125,000; and Mr. Hess 24,500.

Column (g) —	Includes the following perquisites and personal benefits, the value of which was less than $10,000: Ms. Wiik-tax advice, retirement gift and related tax gross-up.

The Compensation Committee is responsible for making recommendations to the Board with respect to approving, evaluating, modifying, terminating and monitoring the compensation of members of the Board. When developing its recommendations, the Compensation Committee is guided by the following principles: compensation should fairly pay directors for work required in a company of Alpharma’s size and scope; compensation should align directors’ interests with the long-term interests of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. As such, in making its annual recommendations to the Board regarding director compensation, the Compensation Committee considers such factors as the time commitment expected of the Company’s Board members, the level of skill required and the types and amounts of compensation paid to directors of peer companies.

Outside directors receive a combination of cash and equity compensation. Mr. Mitchell, currently the only management director on the Board, does not receive any separate compensation for his services as a director. As compensation for serving on the Board during 2007, each outside director received an annual directors’ fee of $30,000. In addition, on June 5, 2007, each outside director received a grant of 5,117 restricted stock units under the Company’s 2003 Omnibus Incentive Compensation Plan. These units vest upon the director’s death, disability or retirement from the Board, or upon a change in control of the Company. The Chairman of each of the Audit, Nominating and Corporate Governance and Compensation Committees received an additional payment of $7,500. Mr. Tombros received an additional annual fee of $50,000 and an additional 2,558 restricted stock units (also scheduled to vest upon retirement) for his service as Chairman of the Board.

Through May 2007, each director received $1,200 for each Board and committee meeting attended in person and by telephone. Beginning in June 2007, each director received $2,000 for each Board meeting attended in person and $1,200 for each Board meeting attended by telephone. Each director also received a fee of $1,500 for each committee meeting attended in person and $1,200 for each committee meeting attended by telephone. In June 2007, the Board approved, on the Compensation Committee’s recommendation, an additional fee for any committee member who (i) attends in person two or more committee meetings (whether of the same or different committees) during any one calendar month and (ii) incurs one way travel of at least 1,000 miles from his normal residence or place of business to attend the meetings. If these requirements are met, then the committee member receives an additional $2,400 for each of the meetings attended during that calendar month.

Until December 31, 2005, directors also had the ability to participate in the Company’s Deferred Compensation Plan through which they were able to defer receipt of cash compensation and earn interest quarterly on such deferred amounts. However, effective December 31, 2005, the Company’s Deferred Compensation Plan was frozen, prohibiting participants from making future deferrals of cash compensation. There have been no deferrals by non-employee directors since December 31, 2005.

Potential Payments upon Termination or Change in Control of the Company

The section below describes the payments that may be made to NEOs upon termination of employment or in connection with a sale of a business unit or a change in control (“CIC”) of Alpharma. Potential payments for Alpharma’s NEOs for each of the following termination scenarios are outlined in detail below: “Voluntary Termination”, “Involuntary Termination for Cause”, termination as a result of “Retirement”, “Disability” and “Death”, “Involuntary Termination without Cause or Voluntary Termination for Good Reason absent a CIC” and “Involuntary Termination without Cause or Voluntary Termination for Good Reason upon a CIC”.

Payments Made Upon Termination (All Executives)

An NEO may be entitled to receive the following amounts earned during the term of employment regardless of the manner in which an NEO’s employment terminates except where indicated to the contrary.

•	Unpaid base salary through the date of termination.

•	Any accrued and unused vacation pay.

•	Any unpaid annual bonus with respect to a completed performance period assuming the executive is employed on the actual day the bonus is paid.

•	All accrued and vested balances under the Savings Plan (401k Plan), as well as the Pension Plan, Supplemental Pension Plan, and Supplemental Savings Plan as described in the “Pension Benefits” and “Non-Qualified Deferred Compensation” sections of the proxy. The balance under these plans includes balances of the Alpharma Supplemental Savings Plan (frozen on 12/31/2004), the 2005 Supplemental Savings Plan (frozen on 12/31/2005), and the 2007 Supplemental Savings Plan.

•	All outstanding and vested stock options (except in the event of termination for Cause, under which, all the vested and unvested stock options will be forfeited).

•	All other benefits under the Company’s compensation and benefits programs that are available to all salaried employees and do not discriminate in scope, terms or operation in favor of the NEO.

Payment Made Upon Retirement (All Executives)

In the event of the retirement of an NEO, in addition to the items listed under the heading “Payments Made Upon Termination”, the NEO will receive the following benefits:

•	Pro-rated unvested restricted stock will vest. Since none of the NEOs is of retirement age as of 12/31/2007, they are not eligible to receive any pro-rated unvested restricted stock.

•	In the case of Mr. Mitchell only, any unvested portion of his 40,000 sign-on restricted stock award granted on July 3, 2006 immediately vests.

Payment Made Upon Death or Disability (All Executives)

In the event of death or disability of an NEO, in addition to the benefits listed under the heading “Payment Made Upon Termination” above, the NEO will receive the following:

•	Benefits under Alpharma’s short-term and/or long-term disability plans or benefits under Alpharma’s life insurance plan, as appropriate.

•	All unvested stock options, unvested restricted stock and restricted stock units will vest.

The following paragraphs discuss payments (as reflected in the termination tables outlined following this section of the proxy) upon Involuntary Termination without Cause or for Good Reason (or Constructive Termination, as the case may be) absent a CIC or Termination without Cause or for Good Reason upon a CIC for each executive under his/her own agreements with Alpharma.

Corporate Executives Only — Dean J. Mitchell (CEO) & Jeffrey S. Campbell (CFO)

Payments Made Upon Involuntary Termination without Cause or Voluntary Termination for Good Reason absent a Change in Control (Mr. Mitchell Only)

In the event of an involuntary termination without “Cause” (“Cause” is generally defined in Mr. Mitchell’s agreement as (i) conviction of a felony or other crime involving moral turpitude or (ii) willful gross neglect or conduct resulting in material economic harm to the Company) or a voluntary termination for “Good Reason” (generally defined as any of the following, provided the Company fails to cure the event upon 10 days written notice, (i) a reduction in base salary or target bonus opportunity; (ii) a forced relocation of greater than 50 miles; (iii) a material diminution of Mr. Mitchell’s job responsibilities, duties, or status within the Company; (iv) removal as President or CEO; (v) failure to appoint Mr. Mitchell to the Board, the removal of Mr. Mitchell from the Board, or the failure to be re-elected to the Board; (vi) a change in Mr. Mitchell’s direct reporting relationship with the Board, (vii) a material breach by the Company of Mr. Mitchell’s employment agreement or (viii) the failure of the

Company to obtain the assumption in writing of its obligations under Mr. Mitchell’s agreement by any successor entity), Mr. Mitchell’s severance would be as follows:

•	Cash severance equal to 24 months of base salary plus two times his target annual bonus, all paid in equal annual installments over the 24 months after termination;

•	Pro-rata payment of the annual bonus for the year of termination, based on the length of time worked during the year prior to termination, and determined based on actual results;

•	100% accelerated vesting of the unvested portion of the 40,000 sign-on restricted stock award granted on July 3, 2006; all other unvested stock options, unvested restricted stock and restricted stock units will be forfeited;

•	Continuation of health and welfare benefits for 24 months after termination of employment at the same cost as is applicable to other active employees.

Payments Made Upon Involuntary Termination without Cause absent a Change in Control (Mr. Campbell Only)

As covered under Alpharma’s Severance Plan, Mr. Campbell will be entitled to the following payments upon involuntary termination without Cause absent a CIC:

•	Cash severance equal to 18 months of the annual base salary plus 1.5 times his target annual bonus, all paid in equal annual installments over the 18 months after termination.

•	Benefits continuation for 18 months including medical, dental, accidental death and dismemberment and/or life insurance at the same cost as is applicable to other active employees.

•	All unvested stock options, unvested restricted stock and restricted stock units will be forfeited.

“Cause” is defined under Alpharma’s Severance Plan as conviction of a felony, habitual excessive use of drugs or alcohol, unsatisfactory attendance, substantial and willful neglect of or inability to adequately perform job duties, disclosure of confidential information regarding the Company, or aiding or assisting any competitor of the Company.

Payments Made Upon a Change in Control (Mr. Mitchell and Mr. Campbell)

The benefits provided in connection with a CIC for Mr. Mitchell are governed by the terms and conditions outlined in his employment agreement entered into on May 31, 2006, and for Mr. Campbell, as outlined in Alpharma’s Change in Control Plan (“CIC Plan”).

Under the CIC Plan, a CIC is defined as (i) the acquisition by any person, entity or group (excluding Alpharma and its subsidiaries) of beneficial ownership of shares of Common Stock sufficient to elect a majority of directors to the Board; (ii) the current Board (which for this purpose includes any director subsequently elected to the Board whose nomination or election is approved by a majority of the current Board) ceases for any reason to constitute at least a majority of the Board; (iii) approval by the Company’s shareholders of a reorganization, merger or consolidation of the Company (provided that these shareholders do not, immediately after the reorganization, merger or consolidation, own shares sufficient to elect a majority of directors of the new entity); or (iv) a liquidation or dissolution of the Company (other than pursuant to the U.S. Bankruptcy Code) or the transfer or leasing of all or substantially all of the assets of the Company to any person. Mr. Mitchell’s agreement uses the same definition of CIC, subject to the exception that, under certain circumstances, the acquisition of a majority of shares by or transfer of assets to certain parties, namely A.L. Industrier AS, the shareholders of A.L. Industrier AS, and E.W. Sissener and his heirs, will not constitute a CIC.

Upon the effective date of a CIC of the Company all unvested stock options will vest and remain exercisable for the remainder of the term of the option.

Payments Made Upon Certain Events in Connection with a Change in Control (Mr. Mitchell and Mr. Campbell)

If Mr. Mitchell’s employment is terminated without Cause or for Good Reason (as each such term is defined in his agreement) or if Mr. Campbell’s employment is terminated without Cause (the CIC Plan uses the same definition of “Cause” as is described above with respect to the Severance Plan) or due to Constructive Termination (which, under the CIC Plan, generally means (i) a reduction in base salary or target bonus opportunity; (ii) a forced relocation of greater than 50 miles; (iii) a reduction in benefits; (iv) a substantial diminution of the executives’ job responsibilities, duties, or status within the Company; or (v) a detrimental change in the reporting relationship of the Executive, including, e.g., a change in the person who held the position to whom the Executive reported prior to the CIC), and each such termination occurs in connection with a CIC of the Company (i.e., in Mr. Mitchell’s case, if the termination occurs within the period starting three months before a CIC and ending two years after the CIC and, in Mr. Campbell’s case, if the termination occurs concurrently with or within two years after the CIC), the executives’ severance would be as follows:

•	Cash severance equal to, for Mr. Mitchell, 36 months of annual base salary and three times his target annual bonus and, for Mr. Campbell, 30 months of annual base salary and 2.5 times his target annual bonus, all paid over the 36 and 30 month periods.

•	Continuation of health and welfare benefits for 36 months after termination of employment for Mr. Mitchell and benefits continuation for 30 months after termination of employment for Mr. Campbell, in each instance at the same cost as is applicable to other active employees.

•	For Mr. Mitchell, pro-rata payment of the annual bonus for the year of termination, based on the length of time worked during the year prior to termination, and determined based on actual results.

•	All restricted stock and restricted stock units immediately vest.

•	In the event that the above payments would trigger the parachute excise tax, the Company would gross-up, or increase, Mr. Mitchell’s severance to offset the impact of the excise tax. If the above payments trigger the parachute excise tax for Mr. Campbell, then under the CIC Plan, his payments will be reduced to the extent necessary so that no portion would be subject to the excise tax, but only if, by reason of such reduction, Mr. Campbell’s “net after-tax benefit” (all the parachute payments within the meaning of Section 280G of the Code, less federal income taxes and less the excise tax) would exceed what the net after tax benefit would have been if such reduction were not made and Mr. Campbell paid such excise tax.

For Mr. Mitchell, all of the above CIC related benefits are contingent upon his executing a release of legal claims against the Company. Mr. Mitchell is also subject to a non-disclosure agreement which is unlimited in duration, and a non-competition, non-solicitation and non-interference with business relationships agreement, which is effective for a period of 12 months following Mr. Mitchell’s termination for any reason.

Division Presidents Only — Carl-Aake Carlsson (Active Pharmaceutical Ingredients Business), Ronald N. Warner (Pharmaceuticals Business) & Carol A. Wrenn (Animal Health Business)

Mr. Carlsson, Dr. Warner and Ms. Wrenn are covered under the Alpharma Severance Plan and the CIC Plan, which provides for security arrangements under various employment terminations. Dr. Warner and Ms. Wrenn have also each entered into a retention agreement (disclosed publicly through a Form 8-K, filed with the SEC on December 22, 2005) in connection with the sale of the Generics business in December 2005 to ensure the continuity of the management team through the post-transaction transition period. The retention agreements of Dr. Warner and Ms. Wrenn will expire on December 19, 2008. Mr. Carlsson also entered into a retention agreement in November 2007 associated with the exploration of a sale of the API business (the retention agreements of Mr. Carlsson, Dr. Warner and Ms. Wrenn are referred to hereafter as the “Retention Agreements”). The Retention Agreements for each of the executives provides that the executive will be entitled to benefits upon the sale of their own business unit (Mr. Carlsson’s API business, Dr. Warner’s Pharmaceuticals Business and Ms. Wrenn’s Animal Health Business) or a CIC of Alpharma, in lieu of the benefits set forth in the CIC Plan, as long as the Retention Agreements remain in effect.

For purposes of the Retention Agreements, a “Sale of the Business Unit” is the sale or other transfer of all or substantially all of the assets and business of the particular business in question to any person or entity that is unaffiliated with Alpharma that does not result in a CIC of the Company. The definition of a CIC under the Retention Agreements is the same as the definition used under the Company’s CIC Plan.

Payments Made Upon Involuntary Termination without Cause without a Sale of the Business Unit or absent a Change in Control of Alpharma (Mr. Carlsson, Dr. Warner and Ms. Wrenn)

As covered under Alpharma’s Severance Plan, the executives will be entitled to the following payments upon involuntary termination without Cause without a Sale of the Business Unit or without a CIC:

•	Cash severance equal to 18 months of the base salary plus 1.5 times the target annual bonus, all paid in equal annual installments over the 18 months after termination.

•	Benefits continuation of 18 months including medical, dental, accidental death and dismemberment and/or life insurance at the same cost as is applicable to other active employees.

•	All unvested stock options, restricted stock and restricted stock units will be forfeited.

Payments Made Upon a Sale of the Business Unit (Mr. Carlsson, Dr. Warner and Ms. Wrenn)

As covered under their respective Retention Agreements, the executives will be entitled to the following payments upon a sale of their own business unit:

•	A pro-rata bonus based on the target annual bonus opportunity if the Sale of the Business Unit occurs on or prior to June 30 of any calendar year; or a pro-rata bonus based on the actual performance if the Sale of the Business Unit occurs after June 30 of any calendar year.

•	All unvested stock options, restricted stock, and restricted stock units immediately vest.

•	A lump-sum transaction bonus to Ms. Wrenn upon a sale of the Animal Health business unit under certain circumstances, such bonus to be paid no later than 6 months after the sale.

•	A lump-sum transaction bonus to Mr. Carlsson upon a sale of the API business unit that occurs on or before December 12, 2008 and does not result in a CIC of Alpharma, which will be paid on the earlier of the date 6 months after the sale of the API business or the date following the sale upon which Mr. Carlsson’s employment is terminated without Cause or due to a “Constructive Termination” (“Constructive Termination” is generally defined under the Retention Agreements as (i) a reduction in base salary or target bonus opportunity; (ii) a forced relocation of greater than 50 miles; (iii) any material reduction in aggregate health, welfare and pension benefits; or (iv) a substantial diminution of the executives’ job responsibilities, duties, or status within the Company).

Payments Made Upon a Change in Control of Alpharma (Mr. Carlsson, Dr. Warner and Ms. Wrenn)

As covered under their respective Retention Agreements, the executives will be entitled to the following payments upon a CIC of the Company:

•	A pro-rata bonus based on the target annual bonus opportunity.

•	All unvested stock options immediately vest.

•	Unvested restricted stock and restricted stock units would vest upon the earlier to occur of any of the following “Qualifying Events”: (1) the scheduled vesting date; (2) the termination of the executive’s employment without Cause or due to a Constructive Termination within two years after the consummation of the CIC; or (3) for Dr. Warner and Ms. Wrenn, the acquisition of all or substantially all of the Company’s issued and outstanding common stock by the acquiring company.

Payments Made Upon Certain Events in Connection with a Sale of the Business Unit or upon a Change in Control of Alpharma (Mr. Carlsson, Dr. Warner and Ms. Wrenn)

As covered under their respective Retention Agreements, in the event of a qualifying termination (involuntary termination without Cause or voluntary termination due to a Constructive Termination) within two years of the Sale of the Business Unit or CIC of the Company, the executives would receive the payments set forth below. For purposes of this severance, a qualifying termination would be deemed to exist in either of the following circumstances — an involuntary termination without “Cause” (“Cause” is generally defined under the Retention Agreements as conviction of a felony or substantial and willful neglect of duties or willful misconduct having a material impact on the Company) or a Constructive Termination (as defined above).

•	Cash severance equal to:

•	for Mr. Carlsson, 2.5 times the sum of (a) the executive’s base salary and (b) target annual bonus opportunity, each as in effect immediately prior to the Sale of the Business Unit or CIC of the Company, payable in equal installments over 30 months.

•	for Dr. Warner and Ms. Wrenn, 2.0 times the sum of (a) the executive’s base salary and (b) target annual bonus opportunity, each as in effect immediately prior to the Sale of the Business Unit or CIC of the Company, payable in equal installments over 24 months.

•	Benefits continuation for 24 months including medical, dental, accidental death and dismemberment and life insurance benefit coverage (30 months for Mr. Carlsson) at the same cost as is applicable to other active employees.

•	If the termination without Cause or Constructive Termination occurs following a CIC, all restricted stock and restricted stock units immediately vest.

•	In the event that any of the above amounts would result in excise taxes under tax code section 4999: (1) if the Excise Tax would be equal to $50,000 or less, then the Parachute Payment to the executive will be reduced to the extent necessary so that the payment is equal to 2.99 times the base amount and no excise tax would be due; or (2) if the Excise Tax would be greater than $50,000, then the executive will be entitled to receive from the Company an additional payment (a “Gross-Up Payment”) in order to offset the impact to the executive of the excise tax, in effect putting the executive in the same after-tax position he or she would have been in had no excise tax been imposed.

•	The executives would also be entitled to outplacement services.

The payments and benefits provided under the Retention Agreements are all subject to restrictive covenants that prohibit the following activities for the specified period following a CIC or a Sale of the Business Unit: (i) competition with the Company for a period of 12 months, (ii) interference with the Company’s business relationships for a period of 24 months (30 months for Mr. Carlsson), and (iii) solicitation of the Company’s employees for a period of 24 months (30 months for Mr. Carlsson).

Assumptions Regarding Post Termination Tables

The following tables were prepared as though the NEO’s employment was terminated on December 31, 2007 (the last business day of 2007) using the closing share price of Alpharma’s common stock of $20.15 as of that day. The amounts under the rows labeled “Change in Control Followed by Qualifying Event”, “Sale of API Business /Pharmaceuticals/Animal Health” and “Sale of Pharma/Animal Health/API Business Followed by Qualifying Event” assume that a Sale of the Business Unit or a CIC occurred and the employment of the executive was terminated on December 31, 2007. With these assumptions taken as a given, the Company believes that the remaining assumptions listed below, which are necessary to produce these estimates, are reasonable in the aggregate. However, the NEO’s employment was not terminated on December 31, 2007 and a Sale of the Business Unit or a CIC did not occur on that date. As a result there can be no assurance that a Sale of the Business Unit, a termination of employment, a CIC or a combination of these events would produce the same or similar results as those described if either or a combination of these events occurred on any other date or at any other price, or if any assumption is not correct.

For the purpose of this analysis, we have made the following assumptions with respect to payments made for termination absent a Change in Control and without a Sale of the Business Unit:

In the case of a termination without Cause or for Good Reason absent a CIC, the CEO (Mr. Mitchell) is covered by his employment agreement entered into on May 31, 2006 and the other executives are covered by the Alpharma Inc. Severance Plan (“Severance Plan”), effective June 22, 2006.

Cash Severance.

•	All the executives are assumed to have terminated on 12/31/2007 (last day of the fiscal year 2007). However, none of the executives actually terminated on the aforementioned date.

•	For this analysis, we are assuming that the annual bonus for fiscal year 2007 has been paid.

•	For the purpose of this analysis, we have assumed that none of the executives have any accrued or unused vacation remaining at the time of termination.

Benefits Continuation.

•	Mr. Mitchell’s employment agreement provides for the continuation of all health and welfare benefits (i.e., medical, dental, prescription, vision, employee assistance program, basic life insurance and accidental death and dismemberment), available to him prior to termination.

•	For the other executives, the Severance Plan provides for the continuation of medical (which also includes the prescription and vision plans), dental, employee assistance program, basic life insurance and accidental death and dismemberment benefits as available to the executive prior to termination.

Retirement Plan Benefits.

•	The values reflect the total account balances in the following plans:

•	The lump sum present value of the accrued benefits under the Pension Plan and Supplemental Pension Plan as determined by Alpharma’s actuary for Mr. Campbell, Dr. Warner and Ms. Wrenn only.

•	All three executives have fully vested benefits under the Pension Plan and the Supplemental Pension Plan as they have completed 5 years of service required by the plans. The lump-sum present value of the benefits will be provided upon any termination, except for death prior to retirement in which case 50% of the accrued benefits will be provided to the executive’s spouse or designated beneficiary.

•	Vested account balance in the 401(k) plan as of 12/31/07 for all the US executives.

•	Account balances in the 401(k) are fully vested for Mr. Mitchell, Mr. Campbell, Dr. Warner and Ms. Wrenn because they were employed by 12/31/2006.

•	Total account balance in the Non-Qualified Deferred Compensation plans (all the Savings Plans) as of 12/31/07 for Mr. Campbell, Dr. Warner and Ms. Wrenn.

•	Benefits under all savings plans are fully vested for Mr. Campbell, Dr. Warner and Ms. Wrenn because they have completed 3 years of services as required by the plans.

Equity.

•	For Mr. Mitchell, his employment agreement provides the executive with accelerated vesting of the “Sign-on Restricted Stock Grant” that was awarded on July 3, 2007.

•	Any unvested options or restricted stock grants other than the “Sign-on Restricted Stock Grant” will be forfeited.

•	The values reflect the in-the-money value for all vested stock options plus the value of unvested Sign-on Restricted Stock Grant of 40,000 shares which were unvested as of 12/31/2007 based on a fiscal year end 2007 stock price of $20.15.

•	Other executives will be entitled to vested stock options only, according to the Severance Plan.

•	Any unvested options, restricted stock or restricted stock units will be forfeited.

•	The equity values reflect the in-the-money value for all vested stock options as of 12/31/2007, based on a fiscal year end 2007 stock price of $20.15.

For the purpose of this analysis, we have made the following assumptions with respect to payments made for termination following a Change in Control or Sale of the Business Unit (for Mr. Carlsson, Dr. Warner and Ms. Wrenn):

Upon a termination without Cause, for Good Reason or due to Constructive Termination following a CIC, the executives were covered by the following agreements:

•	Mr. Mitchell is covered by his employment agreement entered into on May 31, 2006.

•	Mr. Campbell is covered by the Alpharma Inc. CIC Plan, effective January 29, 2007.

•	Mr. Carlsson is covered by his retention agreement signed on November 9, 2007.

•	Dr. Warner and Ms. Wrenn are covered by their retention agreements entered into in December 2005.

Cash Severance.

•	A CIC was assumed to have occurred on 12/31/2007 (last day of the fiscal year 2007). However, no CIC actually occurred on the aforementioned date.

•	All the executives are assumed to have terminated on 12/31/2007 (last day of the fiscal year 2007). However, the employment of the executives was not actually terminated on the aforementioned date.

•	For this analysis, we are assuming that the annual bonus for FY 2007 has been paid.

•	For the purpose of this analysis, we have assumed that none of the executives have any accrued or unused vacation remaining at the time of termination.

Benefits Continuation.

•	Mr. Mitchell’s employment agreement provides for the continuation of all health and welfare benefits (i.e., medical, dental, prescription, vision, employee assistance program, basic life insurance and accidental death and dismemberment), available to the executive prior to termination.

•	For the other executives, the retention plans and the CIC Plan provides for the continuation of medical (which also includes the prescription and vision plans), dental, employee assistance program, basic life insurance and accidental death and dismemberment benefits as available to the executive prior to termination.

Retirement Plan Benefits.

•	All executives receive the same benefits as those received under termination absent a Change in Control.

Equity.

•	All the agreements (CEO’s employment agreement, the CIC Plan, the retention agreements of Mr. Carlsson, Dr. Warner and Ms. Wrenn) provide for full acceleration of all unvested stock options upon a CIC (single trigger), and full acceleration of all unvested restricted stock and restricted stock units upon termination following a CIC (double trigger). For this analysis, we assumed that termination occurs on the date of the CIC, so all awards accelerate.

•	The values reflect the in-the-money value of all vested and unvested stock options and the value of all restricted stock based on a fiscal year end 2007 stock price of $20.15.

Outplacement.

•	Mr. Carlsson, Dr. Warner and Ms. Wrenn are entitled to professional outplacement services of a maximum of $20,000, as provided in their retention agreements.

Golden Parachute (280G Gross-up).

•	The agreements provide different treatment of “Golden Parachute” excise tax for each executive.

•	Mr. Mitchell’s employment agreement provides a “Gross-up” treatment for the “Golden Parachute” excise tax, which means in the event parachute excise taxation would be triggered by the CIC payments and benefits, Alpharma would gross up Mr. Mitchell’s CIC payments to offset the impact of the excise taxes.

•	The CIC Plan provides for a “Best Net Benefit” approach for Mr. Campbell. This means that the total CIC payments would be reduced to the extent that no portion of the payment would be subject to the excise tax, but only if, the executive’s “net after-tax benefit” would exceed what the net after-tax benefit would have been if such reduction were not made and the executive paid such excise tax.

•	Mr. Carlsson, Dr. Warner and Ms. Wrenn who are governed by their retention agreements are entitled to a “Modified Gross-up”, which means Alpharma will gross up executives’ CIC payments to offset the impact of the excise tax, but only if the excise tax is greater than $50,000. If the excise tax is equal to $50,000 or less, then the CIC payments will be reduced so that the payment is equal to 2.99 times the base amount of the executive and no excise tax is triggered.

For the purpose of this analysis, we have made the following assumptions with respect to payments made following a Sale of the Business Unit (for Mr. Carlsson, Dr. Warner and Ms. Wrenn):

Cash Severance.

•	A Sale of the Business Unit was assumed to have occurred on 12/31/2007 (last day of the fiscal year 2007). However, no sale actually occurred on the aforementioned date.

•	Mr. Carlsson is eligible to receive a transaction bonus calculated based on a percentage of the cash consideration that the acquiring company pays to Alpharma either 6 months after the sale of API or upon termination without Cause or due to Constructive Termination after the sale of API. The potential range of the transaction bonus is from $0 to $1,040,000. For the purpose of this analysis, we have assumed that Mr. Carlsson would receive the maximum bonus payout opportunity.

•	Ms. Wrenn is eligible to receive a transaction bonus in the amount of $100,000 if the acquiring company pays to Alpharma an amount equal to or in excess of $250M no later than 6 months after the sale of the Animal Health business. For the purpose of this analysis, we have assumed that Ms. Wrenn would receive the $100,000 bonus payout opportunity.

Post Termination Payments Table

						Retirement			Excise
			Health and		Equity	Plan			Tax
	Cash		Welfare		Value	Benefits	Insurance	Outplacement	Gross-Up
	Severance		Continuation		(6)	(7)	(8)(9)	(10)	(11)	Total
Name	($)		($)		($)	($)	($)	($)	($)	($)

Mr. Dean J. Mitchell
Retirement	$0.00		$0.00		$0.00	$56,934.70	$0.00	$0.00	N/A	$56,934.70
Disability	$0.00		$0.00		$1,249,300.00	$56,934.70	$5,203,100.38	$0.00	N/A	$6,509,335.08
Death	$0.00		$0.00		$1,249,300.00	$56,934.70	$2,000,000.00	$0.00	N/A	$3,306,234.70
Involuntary Termination (Severance) — For Cause	$0.00		$0.00		$0.00	$56,934.70	$0.00	$0.00	N/A	$56,934.70
Involuntary Termination (Severance) — Not for Cause	$2,620,000.00	(2)	$28,148.16	(4)	$806,000.00	$56,934.70	$0.00	$0.00	N/A	$3,511,082.86
Involuntary Termination (Severance) — Good Reason	$2,620,000.00	(2)	$28,148.16	(4)	$806,000.00	$56,934.70	$0.00	$0.00	N/A	$3,511,082.86
Change in Control Followed by a Qualifying Event	$3,930,000.00	(3)	$42,222.24	(5)	$1,249,300.00	$56,934.70	$0.00	$0.00	$0.00	$5,278,456.94
Mr. Jeffrey S. Campbell
Retirement	$0.00		$0.00		$17,493.75	$270,667.15	$0.00	$0.00	N/A	$288,160.90
Disability	$0.00		$0.00		$388,330.00	$270,667.15	$1,867,255.30	$0.00	N/A	$2,526,252.45
Death	$0.00		$0.00		$388,330.00	$246,891.44	$2,000,000.00	$0.00	N/A	$2,635,221.44
Involuntary Termination (Severance) — For Cause	$0.00		$0.00		$0.00	$270,667.15	$0.00	$0.00	N/A	$270,667.15
Involuntary Termination (Severance) — Not for Cause	$900,000.00	(2)	$21,111.12	(4)	$17,493.75	$270,667.15	$0.00	$0.00	N/A	$1,209,272.02
Involuntary Termination (Severance) — Good Reason	$0.00		$0.00		$17,493.75	$270,667.15	$0.00	$0.00	N/A	$288,160.90
Change in Control Followed by a Qualifying Event	$1,500,000.00	(3)	$35,185.20	(5)	$388,330.00	$270,667.15	$0.00	$0.00	$0.00	$2,194,182.35
Mr. Carl-Aake Carlsson(1)
Retirement	$0.00		$0.00		$0.00	$194,411.08	$0.00	$0.00	N/A	$194,411.08
Disability	$0.00		$0.00		$327,006.75	$194,411.08	N/A	$0.00	N/A	$521,417.83
Death	$0.00		$0.00		$327,006.75	$194,411.08	$2,000,000.00	$0.00	N/A	$2,521,417.83
Involuntary Termination (Severance) — For Cause	$0.00		$0.00		$0.00	$194,411.08	$0.00	$0.00	N/A	$194,411.08
Involuntary Termination (Severance) — Not for Cause	$982,713.99	(2)	$6,361.53	(4)	$0.00	$194,411.08	$0.00	$0.00	N/A	$1,183,486.60
Involuntary Termination (Severance) — Good Reason	$0.00		$0.00		$0.00	$194,411.08	$0.00	$0.00	N/A	$194,411.08
Change in Control Followed by a Qualifying Event	$1,637,856.64	(3)	$10,602.55	(5)	$327,006.75	$194,411.08	$0.00	$20,000.00	$0.00	$2,189,877.03
Sale of API Business	$1,040,000.00	(3)	$0.00		$327,006.75	$194,411.08	$0.00	$0.00	N/A	$1,561,417.83
Sale of API Business Followed by a Qualifying Event	$1,637,856.64	(3)	$10,602.55	(5)	$327,006.75	$194,411.08	$0.00	$20,000.00	$0.00	$2,189,877.03
Dr. Ronald N. Warner
Retirement	$0.00		$0.00		$152,525.00	$227,793.17	$0.00	$0.00	N/A	$380,318.17
Disability	$0.00		$0.00		$538,965.00	$227,793.17	$1,353,182.75	$0.00	N/A	$2,119,940.92
Death	$0.00		$0.00		$538,965.00	$196,357.49	$2,000,000.00	$0.00	N/A	$2,735,322.49
Involuntary Termination (Severance) — For Cause	$0.00		$0.00		$0.00	$227,793.17	$0.00	$0.00	N/A	$227,793.17
Involuntary Termination (Severance) — Not for Cause	$945,000.00	(2)	$21,111.12	(4)	$152,525.00	$227,793.17	$0.00	$0.00	N/A	$1,346,429.29
Involuntary Termination (Severance) — Good Reason	$0.00		$0.00		$152,525.00	$227,793.17	$0.00	$0.00	N/A	$380,318.17
Change in Control Followed by a Qualifying Event	$1,317,200.00	(3)	$28,148.16	(5)	$538,965.00	$227,793.17	$0.00	$20,000.00	$0.00	$2,132,106.33
Sale of Branded Pharma Business	$0.00		$0.00		$538,965.00	$227,793.17	$0.00	$0.00	N/A	$766,758.17
Sale of Branded Pharma Business Followed by a Qualifying Event	$1,317,200.00	(3)	$28,148.16	(5)	$538,965.00	$227,793.17	$0.00	$20,000.00	$0.00	$2,132,106.33

						Retirement			Excise
			Health and		Equity	Plan			Tax
	Cash		Welfare		Value	Benefits	Insurance	Outplacement	Gross-Up
	Severance		Continuation		(6)	(7)	(8)(9)	(10)	(11)	Total
Name	($)		($)		($)	($)	($)	($)	($)	($)

Ms. Carol A. Wrenn
Retirement	$0.00		$0.00		$0.00	$265,710.54	$0.00	$0.00	N/A	$265,710.54
Disability	$0.00		$0.00		$185,380.00	$265,710.54	$2,241,464.75	$0.00	N/A	$2,692,555.29
Death	$0.00		$0.00		$185,380.00	$240,975.99	$2,000,000.00	$0.00	N/A	$2,426,355.99
Involuntary Termination (Severance) — For Cause	$0.00		$0.00		$0.00	$265,710.54	$0.00	$0.00	N/A	$265,710.54
Involuntary Termination (Severance) — Not for Cause	$900,000.00	(2)	$3,182.43	(4)	$0.00	$265,710.54	$0.00	$0.00	N/A	$1,168,892.97
Involuntary Termination (Severance) — Good Reason	$0.00		$0.00		$0.00	$265,710.54	$0.00	$0.00	N/A	$265,710.54
Change in Control Followed by a Qualifying Event	$1,257,200.00	(3)	$4,243.24	(5)	$185,380.00	$265,710.54	$0.00	$20,000.00	$0.00	$1,732,533.78
Sale of Animal Health Business	$100,000.00	(3)	$0.00		$185,380.00	$265,710.54	$0.00	$0.00	N/A	$551,090.54
Sale of Animal Health Business Followed by a Qualifying Event	$1,257,200.00	(3)	$4,243.24	(5)	$185,380.00	$265,710.54	$0.00	$20,000.00	$0.00	$1,732,533.78

(1)	For the purpose of this analysis, we have converted all the compensation and benefits paid to Mr. Carlsson in NOK into USD, based on an exchange rate as of December 31, 2007: 1 NOK = 0.18506 USD.

(2)	The cash severance provision for termination without Cause (all executives) or for Good Reason (for Mr. Mitchell only) absent a CIC reflects 18 months (24 months for Mr. Mitchell) of the annual base salary and target bonus. Mr. Mitchell also is also eligible to receive a pro-rated bonus for the year of termination. We assumed that the executive terminates on 12/31/07 and therefore the annual bonus has been paid. The value of accrued vacation pay is not included in the calculation.

(3)	The cash severance provision for termination without Cause or for Good Reason following a CIC or following a Sale of the Business Unit (for Mr. Carlsson, Dr. Warner and Ms. Wrenn) reflects 30 months (36 months for Mr. Mitchell and 24 months for Dr. Warner and Ms. Wrenn) of the annual base salary and target bonus. Mr. Carlsson, Dr. Warner and Ms. Wrenn are also eligible to receive a pro-rated bonus for the year of termination. We assumed that the executive terminates on 12/31/07 and therefore the annual bonus has been paid. The value of accrued vacation pay is not included in the calculation. Upon a Sale of the Business Unit that does not result in a CIC of Alpharma: Mr. Carlsson is eligible to receive a transaction bonus calculated based on a percentage of the cash consideration that the acquiring company pays to Alpharma either 6 months after the sale of API or upon termination without Cause or for Good Reason after the sale of API. The potential range of the transaction bonus is from $0 to $1,040,000. For the purpose of this analysis, we have assumed that Mr. Carlsson would receive the maximum bonus payout opportunity. Ms. Wrenn is eligible to receive a transaction bonus in the amount of $100,000 if the acquiring company pays to Alpharma an amount equal to or in excess of $250M no later than 6 months after the sale of the Animal Health business. For the purpose of this analysis, we have assumed that Ms. Wrenn would receive the $100,000 bonus payout opportunity. The calculation also includes 2 years of the executive allowance for Dr. Warner and Ms. Wrenn only.

(4)	Benefits continuation for termination without Cause (all executives) or for Good Reason (Mr. Mitchell only) absent a CIC reflects 18 months (24 months for Mr. Mitchell) continuation of Alpharma’s health and welfare program available to the executive.

(5)	Benefits continuation for termination without Cause or for Good Reason following a CIC or following a Sale of the Business Unit (for Mr. Carlsson, Dr. Warner and Ms. Wrenn) reflects 30 months (36 months for Mr. Mitchell and 24 months for Dr. Warner and Ms. Wrenn) continuation of Alpharma’s health and welfare program available to the executive.

(6)	Reflects the equity value as of 12/31/07 based on the FYE stock price of $20.15. Under the termination as a result of “Retirement” absent a CIC, the executive will be entitled to vested stock options and pro-rated unvested restricted stock. However, the executive is not of retirement age as of 12/31/07, therefore is not eligible for pro-rated unvested restricted stock. Under the termination as a result of “Disability” or “Death” absent a CIC, the executive will be entitled to vested and unvested stock options, unvested restricted stock and restricted stock units. Under the “Involuntary Termination for Cause” absent a CIC, all vested and unvested stock options will be immediately terminated and no longer exercisable. Under the situations of “Involuntary Termination without Cause” or “Involuntary Termination for Good Reason” absent a CIC, the executive will be entitled to vested stock options (all executives) and unvested “Sign-on Restricted Stock Grant” defined in the employment agreement (Mr. Mitchell only). As of 12/31/07, the Sign-on Restricted Stock Grant of 40,000 shares were unvested and will fully vest. All other unvested awards will be forfeited. Under the situations of “Involuntary Termination without Cause”, “Involuntary Termination for Good Reason” following a CIC or following a Sale of the Business Unit (for Mr. Carlsson, Dr. Warner and Ms. Wrenn), the executive will be entitled to vested and unvested stock options, unvested restricted stock and restricted stock units.

(7)	Reflects the vested balance in the Pension Plan, Supplemental Pension Plan, 401(k) plan and Supplemental Savings Plans under all the situations, except for termination as a result of “Death”. If the executive is terminated as a result of “Death” as of 12/31/07, his spouse or designated beneficiary will be entitled to 50% (100% for Messrs. Mitchell and Carlsson) of the vested benefits under the Alpharma Pension Plan and Supplemental Pension Plan as the pre-retirement death benefit.

(8)	Reflects the maximum payouts for disability. Payment will vary depending on nature of disabling loss. Disability coverage for Mr. Carlsson was not available.

(9)	Reflects the maximum life insurance payout assuming an accidental pre-retirement death.

(10)	Under the Retention Agreements for Mr. Carlsson, Dr. Warner and Ms. Wrenn, each executive is eligible to receive a payment for professional outplacement services.

(11)	None of the executive’s parachute payments trigger the 280G tax gross-up payment.

PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF
THE ALPHARMA INC. 2003 OMNIBUS INCENTIVE COMPENSATION PLAN

The Company’s shareholders are being asked to approve the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan (the “Plan”). A general discussion of the principal terms of the proposed amendment and the Plan subsequent to such amendment are set forth below. This description is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement. A copy of the Plan is also available, without charge, upon written request to “Investor Relations” at the Company’s offices located at 440 Route 22 East, Bridgewater, New Jersey 08807.

In accordance with the listing requirements of the NYSE, shareholder approval of the amendment and restatement of the Plan requires the affirmative vote of a majority of votes cast on the proposal where total votes cast represent over 50% of all shares entitled to vote. Abstentions will be counted in determining whether the votes cast represent 50% of the shares entitled to vote on the proposal, but will have the effect of a negative vote with respect to approval of this proposal. Broker non-votes will be disregarded and will have no effect on the outcome of this proposal.

PROPOSED AMENDMENT

The amendment to the Plan increases by 2,000,000 shares the total number of shares available for issuance under the Plan. The maximum number of shares of Class A Common Stock that may be issued under the Plan, as amended, may be not more than 6,750,000 shares of Class A Common Stock. Of the current authorized shares, as of March 4, 2008, 1,855,562 shares were subject to outstanding options, 670,807 shares were subject to outstanding restricted stock awards, 216,670 shares were subject to outstanding restricted stock unit awards, and 920,637 shares were available for future awards.

To qualify under Section 162(m), the material terms under which the particular performance-based compensation is to be paid, including the performance goals, must be disclosed to and approved by shareholders. Such shareholder approval must be obtained under Section 162(m) prior to payment of the compensation. Section 162(m) requires that the disclosure to shareholders must be specific enough so that shareholders can determine the “maximum amount” of compensation that could be payable to the employee under a performance goal during a specified period. The amendment to the Plan increases the limit on the maximum amount of stock-based awards (from 100,000 to 300,000 shares) and the maximum amount of cash-based awards (from $1,000,000 to $2,000,000) that one participant may receive in a single fiscal year.

The amount of a Plan participant’s award for any calendar year will be based upon performance goals established by the Compensation Committee relating to one or more business criteria that apply to a Plan participant. The permissible list of performance goals under the Plan has been expanded to include clinical work targets and regulatory targets. As such, the full list of permissible performance goals under the Plan is as follows: net earnings; earnings per share; net sales growth; net income (before or after taxes); net operating profit; return measures (including, but not limited to, return on assets, capital, equity, or sales); cash flow (including but not limited to, operating cash flow and free cash flow); cash flow return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; revenue growth; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; economic value added; employee satisfaction metrics; human resources metrics; working capital targets; clinical work targets; and regulatory targets (collectively referred to as “Performance Measures”). Any Performance Measure may be used to measure the performance of the Company as a whole or any business unit of the Company, and any Performance Measure may be adjusted to include or exclude the following special items: asset write-downs; litigation claims or settlements; the effect of changes in applicable law or accounting principles; any reorganization or restructuring; extraordinary non-recurring items; acquisitions or divestitures; and foreign exchange gains or losses. Awards for a calendar year will be payable to participants under the Plan following the close of such year, but not earlier than the date on which the Compensation Committee certifies in writing that the performance goals have been achieved. Shareholder approval will constitute approval of these performance goals for purposes of awards to Covered Employees for deductibility under Section 162(m) of the Code.

The amendment to the Plan also removes the limit on the number of shares which may be issued for Awards other than stock options or SARs and effects a series of technical revisions in order to address changes in the way the Plan is administered, mainly as the result of recent tax and accounting developments.

SUMMARY DESCRIPTION OF THE PLAN

Shares Available for Issuance

The aggregate number of shares of Class A Common Stock that may be issued under the Plan will not exceed 6,750,000 (subject to the adjustment provisions discussed below).

Administration and Eligibility

The Plan will be administered by a Committee of the Board (the “Committee”) consisting of two or more directors, each of whom will qualify as a “non-employee director” within the meaning set forth in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as an “outside director” under Section 162(m) of the Code. The Committee will approve the aggregate Awards and the individual Awards for the most senior elected officers and non-employee directors. The Committee may delegate the administration of the Plan in accordance with the terms of the Plan. Individuals eligible to participate in the Plan (“Participants”) include all full-time, permanent employees of the Company as well as all members of the Board.

Participants may not receive in any fiscal year (subject to the adjustment provisions discussed below): (i) stock options relating to more than 500,000 shares; (ii) restricted stock or restricted stock units relating to more than 300,000 shares; (iii) SARs relating to more than 500,000 shares; (iv) performance shares or performance units relating to more than 300,000 shares; (v) stock-based awards relating to more than 300,000 shares; or (iv) cash-based awards exceeding $2,000,000.

Plan Benefits

Future grants under the Plan are discretionary and are not currently determinable. During fiscal year 2007, the total number of stock options awarded under the Plan to the NEOs and to the executive officers as a group, and to other employees as a group were: Mr. Mitchell, President & Chief Executive Officer, 99,500; Mr. Campbell, Executive Vice President & Chief Financial Officer, 28,000; Mr. Carlsson, President, API, 18,000; Dr. Warner, President, Pharmaceuticals, 22,000; Ms. Wrenn, President, Animal Health, 22,000; Mr. Wrobel, former Executive Vice President, Chief Legal Officer & Secretary, 0; and all executive officers as a group, 279,500.

During fiscal year 2007, the total number of restricted stock unit awards granted under the Plan for non-employee directors as a group was 28,143.

During fiscal year 2007, the total number of performance-based restricted stock unit awards (which were later amended to eliminate the performance component of vesting as discussed above in the “Plan Award Terms” section following the Grants of Plan-Based Award Table) granted under the Plan to the NEOs and executive officers as a group were: Mr. Mitchell, President & Chief Executive Officer, 22,000; Mr. Campbell, Executive Vice President & Chief Financial Officer, 6,200; Mr. Carlsson, President, API, 4,700; Dr. Warner, President, Pharmaceuticals, 4,700; Ms. Wrenn, President, Animal Health, 4,700; Mr. Wrobel, former Executive Vice President, Chief Legal Officer & Secretary, 0; and all executive officers as a group, 58,550.

Awards

Stock Options

The Committee is authorized to grant stock options to Participants (“Optionees”), which may be either incentive stock options (“ISOs”) or nonqualified stock options (“NQSO”), and determines the number of shares subject to each such option. ISOs and NQSOs are collectively referred to as “Stock Options.” The exercise price of any Stock Option is determined by the Committee and must be equal to or greater than the fair market value of the shares on the date of the grant; provided, however, that NQSOs granted outside the United States may be granted with an exercise price less than the fair market value of the shares on the date of the grant if necessary to utilize a locally available tax advantage. The term of a Stock Option cannot exceed 10 years, unless such option is granted to an Optionee outside of the United States, due to local country laws and accounting treatment. ISOs may not be granted more than 10 years after the date that the Plan was adopted by the Company’s stockholders. At the time of grant, the Committee in its sole discretion will determine when Stock Options are exercisable and when they expire. Under no circumstances may outstanding Stock Options be transferable for consideration.

For purposes of the Plan, fair market value is determined in such manner as the Committee may deem equitable, or as required by applicable law or regulation. The market value of the Class A Common Stock underlying the Stock Options as of March 4, 2008 was $25.30.

Payment for shares purchased upon exercise of a Stock Option must be made in full at the time of purchase. Payment may be made in cash, by transferring to the Company, in accordance with FASB Statement No. 123(R), shares owned by the Participant valued at fair market value on the date of transfer, or in such other manner as may be authorized by the Committee.

SARs

The Committee has the authority to grant SARs (in tandem with Stock Options or freestanding) to Participants and to determine the number of shares subject to each SAR, the term of the SAR, the time or times at which the SAR may be exercised, and all other terms and conditions of the SAR. The term of a SAR cannot exceed 10 years, unless such SAR is granted to a participant outside of the United States, due to local country laws and accounting treatment. A SAR is a right, denominated in shares, to receive, upon exercise of the right, in whole or in part, without payment to the Company, an amount, payable in shares, in cash or a combination thereof, that is equal to: (i) the difference between the fair market value of Common Stock on the date of exercise of the right over the grant price of the SAR, multiplied by (ii) the number of shares for which the right is exercised. The grant price of a freestanding SAR is based on 100% of the fair market value of the Common Stock on the date of grant, and the grant price of a tandem SAR will be equal to the option price of the related Stock Option. Under no circumstances may outstanding SARs be transferable for consideration.

Restricted Stock and Restricted Stock Units

Restricted Stock consists of shares which are transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Restricted

Stock Units are the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee.

The Committee determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Subject to the discretion and approval of the Board, each director will receive a grant of Restricted Stock Units immediately following each annual meeting of stockholders of the Company, the number of which will be determined by the Board and may be based on a specific dollar amount. A director will be fully vested in all units, subject to the terms of the award agreement, upon death, disability or retirement from the Board. If a director voluntarily resigns from his or her position as a director, other than as a result of disability or retirement, all unvested Restricted Stock Units will be automatically forfeited.

Performance Stock/Performance Units

A Participant who is granted Performance Stock or Performance Units has the right to receive shares or cash or a combination of shares and cash equal to the fair market value of such shares at a future date in accordance with the terms of such grant and upon the attainment of performance goals specified by the Committee. The award of Performance Stock or Performance Units to a Participant will not create any rights in such Participant as a stockholder of the Company until the issuance of Common Stock with respect to an award.

Stock-Based Awards

The Committee may award other types of equity-based or equity-related awards to Participants, including shares of Common Stock or payment in cash or otherwise of amounts based on the value of shares, without payment therefor, as additional compensation for service to the Company or a subsidiary. Stock-based awards may be subject to other terms and conditions, which may vary from time to time and among Participants, as the Committee determines to be appropriate.

Cash-Based Awards

A cash-based award consists of a monetary payment made by the Company to a Participant as additional compensation for his or her services to the Company or a subsidiary. A cash award may be made in tandem with another award or may be made independently of any other award. Cash awards may be subject to other terms and conditions, including performance goals, which may vary from time to time and among Participants, as the Committee determines to be appropriate.

Performance Measures

Awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and other incentives under the Plan may be made subject to the attainment of performance measures relating to one or more of the following business criteria within the meaning of Section 162(m) of the Code: net earnings; earnings per share; net sales growth; net income (before or after taxes); net operating profit; return measures (including, but not limited to, return on assets, capital, equity, or sales); cash flow (including but not limited to, operating cash flow and free cash flow); cash flow return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; revenue growth; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; economic value added; employee satisfaction metrics; human resources metrics; working capital targets; clinical work targets; and regulatory targets (collectively referred to as “Performance Measures”).

Any Performance Measure may be used to measure the performance of the Company as a whole or any business unit of the Company, and any Performance Measure may be adjusted, subject to Section 162(m) of the Code, to include or exclude the following specific events: asset write-downs; litigation claims or settlements; the effect of changes in applicable law or accounting principles; any reorganization or restructuring; extraordinary non-recurring items; acquisitions or divestitures; and foreign exchange gains or losses.

Annual Incentive Awards

The Committee has the authority to grant Annual Incentive Awards to designated executive officers of the Company or any subsidiary. Annual Incentive Awards, in the event awarded, will be paid out of an incentive pool equal to 10% of the Company’s net income for each fiscal year. The Committee will allocate an incentive pool percentage to each designated Participant for each fiscal year. In no event may the incentive pool percentage for any one Participant exceed 30% of the total pool or $2,500,000. For purposes of the Plan, “net income” will mean the consolidated net income of the Company for the fiscal year, computed in accordance with generally accepted accounting principles. After the determination of the incentive pool, the Participants’ incentive awards are determined by the Committee based on a percentage of the incentive pool established by the Committee at the beginning of the fiscal year, subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Participant who is a Covered Employee be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

Amendment of the Plan

The Company, acting through its Board, has the right and power to amend the Plan; provided, however, that the Plan may not be amended in a manner which would impair or adversely affect the rights of the holder of an Award without the holder’s consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the Plan or any type of amendment thereto, then to the extent so required, stockholder approval will be obtained. The Board has also delegated to the Benefits Committee the authority to adopt administrative amendments to the Plan so long as such amendments do not involve a change in the costs or liability of the Company or alter the benefits payable under the Plan. Subject to the Code or regulations thereunder, the Board has also delegated to the Compensation Committee the authority to adopt all other amendments to the Plan that do not significantly increase or decrease benefit amounts.

Termination of the Plan

The Company, acting through its Board, may terminate the Plan at any time only to the extent permitted under Section 409A of the Code and the regulations thereunder. Termination will not in any manner impair or adversely affect any Award outstanding at the time of termination.

Modification

Any Award granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan, or applicable agreement entered into in connection with an Award grant or with the consent of the Participant to whom such Award was granted. The Committee may grant Awards on terms and conditions different than those specified in the Plan to comply with the laws and regulations of any foreign jurisdiction, or to make the Awards more effective under such laws and regulations.

Neither the Board nor the Committee, without the prior approval of the Company’s stockholders, may reprice, replace or regrant any outstanding Stock Option through cancellation or by lowering the exercise price of a previously granted option. In addition, no SAR issued under the Plan may be repriced, replaced, or regranted through cancellation, or by lowering the grant price.

Change in Control

The effect, if any, on Awards upon a Change in Control will be set forth in the Company’s Change in Control Plan as in effect from time to time or pursuant to specific action by the Board.

Adjustments

If there is any change in the Common Stock by reason of any unusual or nonrecurring event, such as a stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, then the total number of shares available for Awards, the maximum number of shares which may be subject to an award in any calendar year, the number of shares subject to outstanding Awards, and the price of each of the foregoing, as applicable, will be equitably adjusted by the Committee in its discretion. In the case of an unusual or nonrecurring event that is determined by the Committee to be an equity restructuring under FASB Statement 123(R), then the terms and conditions of Awards will be appropriately adjusted by the Committee.

Subject to any Change in Control provisions set forth in Award Agreements or elsewhere, and without affecting the number of shares reserved or available hereunder, either the Board or the Committee may authorize the issuance or assumption of Awards in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it deems appropriate.

Reusage

If a Stock Option granted under the Plan expires or is terminated, surrendered or canceled without having been fully exercised or if Restricted Stock, Restricted Stock Units, Performance Shares or SARs granted under the Plan are forfeited or terminated without the issuance of all of the shares subject thereto, the shares covered by such Awards will again be available for use under the Plan. Shares covered by an Award granted under the Plan would not be counted as used unless and until they are actually issued and delivered to a Participant. Shares withheld to pay withholding taxes in connection with the exercise or payment of an Award will not be counted as used. Shares covered by an Award granted under the Plan that is settled in cash will not be counted as used.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief description of the federal income tax consequences generally arising under present law with respect to awards that may be granted under the Plan:

ISOs

An Optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the Optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an Optionee dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

If an Optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the Optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Optionee has held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income which the Optionee recognizes as a result of the disposition.

NQSOs

An Optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such a Stock Option, the Optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the Optionee recognizes upon the exercise of the Stock Option.

Restricted Stock

A Participant who receives an award of Restricted Stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

A Participant may elect to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares but irrespective of any risk of forfeiture) on the date of the award.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

Other Awards

In the case of an exercise of a SAR or an award of Restricted Stock Units, Performance Stock, Performance Units, or Common Stock or cash, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

Million Dollar Deduction Limitation

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year (excluding the chief financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Awards in the form of Stock Options, Performance Stock, Performance Units, SARs, performance-based Restricted Stock and Restricted Stock Units and cash payments under Annual Incentive Awards constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. This discussion is intended to assist shareholders in considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply in the case of variations permitted under the Plan. The summary does not address the effects of all federal taxes, employment taxes or taxes imposed under state, local or foreign tax laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
ALPHARMA INC. 2003 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF
THE ALPHARMA INC. EMPLOYEE STOCK PURCHASE PLAN

The Company’s shareholders are being asked to approve the amendment and restatement of the Alpharma Inc. Employee Stock Purchase Plan (the “ESPP”) to (1) increase the number of authorized shares available for issuance under the ESPP and (2) allow the expansion of the class of employees eligible to participate in the ESPP to re-include the employees of the Active Pharmaceutical Ingredients business (“API”) should the sale of API be terminated. A general discussion of the principal terms of the ESPP and the proposed amendment are set forth below. This description is qualified in its entirety by reference to the ESPP, a copy of which is attached as Appendix B to this Proxy Statement. A copy of the ESPP is also available, without charge, upon written request to “Investor Relations” at the Company’s offices located at 440 Route 22 East, Bridgewater, New Jersey 08807.

In accordance with the listing requirements of the NYSE, shareholder approval of the amendment and restatement of the ESPP requires the affirmative vote of a majority of votes cast on the proposal where total votes cast represent over 50% of all shares entitled to vote. Abstentions will be counted in determining whether the votes cast represent 50% of the shares entitled to vote on the proposal, but will have the effect of a negative vote with respect to approval of this proposal. Broker non-votes will be disregarded and will have no effect on the outcome of this proposal.

PROPOSED AMENDMENT

The amendment to the ESPP increases by 500,000 shares the total number of shares available for issuance under the ESPP. The maximum number of shares of Class A Common Stock that may be issued under the ESPP, as amended, may be not more than 2,150,000 shares of Class A Common Stock. Of the current authorized shares, as of March 4, 2008, 85,380 shares were available for future purchases.

The amendment to the ESPP also states that employees of API will be excluded from the class of employees eligible to participate in the ESPP after March 31, 2008, the last day of the first fiscal quarter in 2008, in anticipation of the closing of the sale of API (the “Transaction”). As previously announced by the Company on February 6, 2008, the closing of the Transaction is currently anticipated to occur during the second quarter of 2008. However, under the terms of the amended and restated ESPP, should the closing of the Transaction not occur prior to August 1, 2008, then the employees of API will once again be eligible to participate in the ESPP, effective on the first day of the following calendar quarter.

SUMMARY DESCRIPTION OF THE PLAN

Plan Administration

The ESPP is administered by the Benefits Committee (the “ Benefits Committee”), which consists of executive officers of the Company. Members of the Benefits Committee are designated by and may be removed at the discretion of the Board. The Benefits Committee is responsible for the management and general administration of the ESPP, including determining those employees eligible to participate, interpreting provisions of the ESPP, adopting rules which may be necessary in the operation of the ESPP and delegating certain of its duties to an agent to facilitate the purchase and transfer of shares.

Eligibility and Participation

An employee of the Company is eligible to participate in the ESPP if he or she (i) regularly works at least 9 months during the calendar year, (ii) has an average work week of at least 20 hours during the period worked, (iii) has attained age 18, (iv) does not, and will not by reason of participating in the ESPP, own stock in the Company possessing 5% or more of the total combined voting power or the value of all classes of stock of the Company or its subsidiaries, and (v) is not an employee of a domestic or international subsidiary of Alpharma which is (a) prohibited by law from participating in the ESPP, or (b) in the discretion of the executive management Benefits Committee (for purposes of this proposal, the “Committee”), precluded from participating in the ESPP by government regulation or other action. Effective March 31, 2008, the employees of the API business will not be eligible to participate in the ESPP. However, under the terms of the amended and restated ESPP, should the closing of the Transaction not occur prior to August 1, 2008, then the employees of API will once again be eligible to participate in the ESPP, effective on the first day of the following calendar quarter.

Participation in the ESPP is entirely voluntary. As of January 1, 2008, approximately 2,000 employees were eligible to participate in the ESPP, and 655 employees had elected to participate.

Plan Benefits

The number of shares that may be purchased by any participant under the ESPP is not currently determinable because the number is determined based on the amount contributed by the participant. During fiscal year 2007, the total number of shares purchased under the ESPP by the NEOs, the executive officers as a group and other employees as a group were: Mr. Mitchell, President & Chief Executive Officer, 1,644; Mr. Campbell, Executive Vice President & Chief Financial Officer, 940; Mr. Carlsson, President, API, 1,030; Dr. Warner, President, Pharmaceuticals, 1,054; Ms. Wrenn, President, Animal Health, 1,003; Mr. Wrobel, former Executive Vice President, Chief Legal Officer & Secretary, 486; all executive officers as a group, 7,745; and all employees as a group, 101,227. Non-employee directors are not eligible to participate in the ESPP. The average per share purchase price of these shares was $23.68.

Shares Subject to the ESPP

The shares to be offered under the ESPP are shares of Class A Common Stock. The aggregate number of shares that may be issued under the ESPP will not exceed 2,150,000 (subject to the adjustment provisions discussed below).

Contributions

All contributions made under the ESPP are credited to a cash account established on behalf of each participant by payroll deduction each payroll period. At the end of each calendar quarter, the amount in each cash account is used to purchase shares on behalf of the participant.

Employee Contributions.  Each participant can contribute between 1% and 4% (in whole percentages) of his or her compensation paid by the Company during the plan quarter. For purposes of the ESPP, “compensation” includes any salary reduction amounts credited to deferred compensation programs but excludes commissions, overtime pay, bonus and other incentive compensation. A participant may increase or decrease his or her rate of contributions or withdraw from participation at any time.

Company Matching Contributions.  On the last day of each plan quarter, the Company makes a matching contribution to each participant’s cash account equal to 50% of the participant’s contributions made during that plan quarter. The Company, in its sole discretion and with the consent of the committee, may elect to make additional contributions to cash accounts of participants in excess of the matching contributions. The Benefits Committee may allocate its voluntary contributions among participants in any manner, and in any proportion, as the Company desires. As of March 4, 2008, the Company has not made any such voluntary contributions.

Purchasing Shares

Prior to the end of each plan quarter, the Benefits Committee will determine the number of shares to be purchased for the benefit of participants, and whether such shares are to be purchased on the open market, by private purchase, or from the Company. With respect to shares purchased on the open market, the cost per share to participants will be determined by the actual average price per share paid for the shares. Shares purchased by private purchase will be at a cost equal to the average closing market price on the NYSE on the dates such shares were actually purchased. Shares purchased from the Company will be at a cost equal to the average closing market price on the NYSE during such plan quarter. Shares purchased from the Company may be from currently or subsequently authorized and unissued shares or shares authorized, issued and owned now or hereafter by the Company. The number of whole or fractional shares purchased on each participant’s behalf is deposited in each participant’s share account at the end of each plan quarter.

Voting and Other Rights

Participants have the right to vote the shares held in their accounts. Shares held in the share accounts under the ESPP also carry full rights to receive any dividends which may be declared by the Company. Any cash dividends paid by the Company are automatically reinvested in shares of Class A Common Stock which are added to the share account.

Withdrawal Rights and Termination of Employment

A participant may withdraw or transfer the shares held in his or her share account at any time, subject to any restrictions that the Benefits Committee may impose in its discretion. In the event of a participant’s retirement, death, resignation or discharge, he or she will cease to be eligible to participate in the ESPP. As soon as administratively practicable after retirement, death, resignation or discharge, the participant (or designated beneficiary of the participant in the event of your death) will receive a share certificate for the number of whole shares held in the participant’s share account, together with a check for any balance in the participant’s cash account plus the value of any fractional share held in the participant’s share account.

Non-Assignability

Benefits or rights which a participant may expect to receive (contingent or otherwise) under the ESPP may not be assigned or pledged.

Capitalization Adjustments

If a stock split or stock dividend is declared by the Company, the number of shares held in each share account will automatically be adjusted to reflect the change in the number of shares resulting from the stock split or stock dividend. In the event of a reorganization, recapitalization, stock split, merger, consolidation or other event causing an increase or change in the shares, the Benefits Committee will make appropriate changes in the number and type of shares that remain available for purchase under the ESPP at the time of such event.

Termination and Amendment

The Company, acting through the Board, may amend the ESPP at any time provided, that no such amendment may affect any participant’s right to the contributions made by such participant and by the Company prior to the date of the amendment. The Board has delegated to the Benefits Committee the authority to adopt administrative amendments to the ESPP, so long as the amendments do not involve any change in the costs or liability of the Company or alter the benefits payable under the ESPP. The Board has delegated to the Compensation Committee the authority to adopt all other amendments to the ESPP, provided that such amendments do not significantly increase or decrease benefit amounts, or are required to be adopted by the Board under the Code or the regulations thereunder. The Board retains authority to adopt amendments to the ESPP that significantly increase or decrease benefit amounts.

The Company, acting through the Board, may terminate the ESPP at the end of any plan quarter. In the event of termination of the ESPP, the Benefits Committee will make an allocation of shares to the share accounts of the participants in the usual manner. As soon as practicable, the Benefits Committee will distribute to each participant share certificate for the number of whole shares held in the participant’s share account, together with a check for any balance in the participant’s cash account plus the value of any fractional share held in the participant’s share account.

Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences generally arising under present law with respect to shares purchased under the ESPP.

The ESPP is not a tax-qualified “employee stock purchase plan” within the meaning of Section 423(b) of the Code. As such, contributions by participants are made on an after-tax basis. Matching contributions paid by the Company are considered taxable income to the participant at the time such contributions are made. For each type of contribution made, all applicable income, social security and unemployment taxes are withheld by the Company.

Cash dividends credited to a participant’s share account are considered taxable income to the participant. There is no taxable income to a participant at the time that shares are withdrawn from the share account. If a participant sells his or her shares, the participant is required to report a taxable gain or loss on his or her tax return. Generally, a participant will report a gain if the proceeds of the sale are more than the “cost” of the shares or a loss if the proceeds of the sale are less than the “cost” of the shares. For this purpose, “cost” is equal to a participant’s contributions plus matching contributions and dividends credited to the account. The gain or loss on the sale of shares will be treated as either long-term or short-term capital gain depending upon the length of time that the participant held the shares before selling them.

The foregoing provides only a general description of the application of federal income tax laws to the purchase of shares under the ESPP. This discussion is intended to assist shareholders in considering how to vote at the Annual Meeting and not as tax guidance to participants in the ESPP. The summary does not address the effects of all federal taxes, employment taxes or taxes imposed under state, local or foreign tax laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ALPHARMA INC. EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL TO RATIFY APPOINTMENT OF
BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR

The Audit Committee of the Board of Directors and the full Board of Directors has approved BDO Seidman, LLP as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the 2008 fiscal year. During the 2007 fiscal year, BDO Seidman, LLP served as the Company’s independent registered public accounting firm and also provided certain other audit related accounting services. The Company is not required to seek Stockholder ratification for the appointment of its independent accountants, however, the Board of Directors believes it to be sound corporate practice to seek such ratification. Representatives from BDO Seidman, LLP will be present at the Annual Meeting to respond to any appropriate questions, and they will be given the opportunity to make a statement to the stockholders.

Ratification of the appointment of the independent registered public accounting firm for fiscal year 2008 requires the affirmative vote of holders of a majority of the shares of the Company’s Class A Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions would have the same effect as a vote against ratification. If the appointment is not ratified, the Audit Committee will investigate the reasons for Stockholder rejection and the Board of Directors will reconsider the appointment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees billed or expected to be billed by BDO Seidman, LLP, the Company’s independent registered public accounting firm for fiscal years ended December 31, 2007 and 2006, for professional services rendered in connection with the audits of the Company’s financial statements and reports for fiscal years 2007 and 2006 and for other services rendered during fiscal years 2007 and 2006 on behalf of the Company and its subsidiaries, as well as all “out-of-pocket” costs incurred in connection with these services, which have been or will be billed to the Company:

	2007	2006

Audit Fees(1)	$1,896,221	$2,085,980
Audit-Related Fees(2)	$149,800	0
Tax Fees	0	0
All Other Fees	0	0
Total(3)	$2,046,021	$2,085,980

(1)	Audit Fees for fiscal years 2007 and 2006 were for professional services rendered by the auditor for the audit and review of the Company’s annual and quarterly financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees for fiscal year 2007 were for assurance and related services rendered by the auditor that were related to the performance of the audit and review of the Company’s financial statements, but not included in Audit Fees above. These services related primarily to increased audit procedures related to a business segment that is being divested.

(3)	With the adoption of its Audit & Non-Audit Services Pre-Approval Policy in May 2004, and subsequent modification and re-approval, most recently in July 2006, the Audit Committee commenced pre-approval of fees and services included within the scope of its policy. During 2007, the Audit Committee did not utilize the de minimis exception to pre-approval offered by the Commission, and as such, all fees disclosed above were approved by the Committee.

Audit & Non-Audit Services Pre-Approval Policy

Pursuant to its charter (available on the Company’s website and in print — See “Corporate Governance; Committees of the Board” above), the Audit Committee adopted its “Audit & Non-Audit Services Pre-Approval Policy” in May 2004 to establish procedures by which it pre-approves all audit and non-audit services provided by its independent auditor. This policy was subsequently re-approved on July 31, 2006. Through this policy, the Audit Committee ensures that the audit and non-audit services provided by its independent auditor are compatible with maintaining the independence of such auditor and maximizing efficiency overall. The Company’s policy sets forth a list of those types of audit, audit-related and tax services that its independent auditor is permitted to provide, and therefore have the general pre-approval of the Audit Committee. If a type of service has not received such “general” pre-approval, it will require “specific” pre-approval by the Audit Committee, based on a review of facts and circumstances, before such service may be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee. The policy also sets forth those non-audit services that the Company’s independent auditor is prohibited from providing, based upon legal requirements.

AUDIT COMMITTEE REPORT

The Audit Committee reviews and makes recommendations to the Board regarding internal accounting and financial controls, accounting principles and auditing practices, and it is responsible for the engagement of the independent registered public accounting firm, the scope of the audits to be undertaken by such accountants, administration of the Company’s Related Persons Transactions Policy and internal auditing. (See “Corporate Governance; Committees of the Board” above for further information.)

The Audit Committee reviews with the Company’s independent registered public accounting firm the results of its audit and of its interim quarterly reviews and the overall quality of the Company’s accounting policies. The Company’s independent registered public accounting firm assists management, as necessary, in updating the Audit Committee concerning new accounting developments and their potential impact on the Company’s financial reporting. The Audit Committee also meets regularly with the Company’s independent registered public accounting firm without management present. The Audit Committee reviews and discusses with management the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Audit Committee also meets with Company management, without the Company’s independent registered public accounting firm present, to discuss management’s evaluation of the performance of the independent registered public accounting firm.

The Audit Committee also meets regularly with the Company’s internal audit director to discuss the Company’s internal audit process and the results of ongoing or recently completed internal audits.

With respect to fiscal year 2007, the Audit Committee:

•	reviewed and discussed the Company’s audited financial statements with BDO Seidman, LLP and with management;

•	discussed with BDO Seidman, LLP the scope of its services, including its audit plan;

•	reviewed the Company’s internal control processes and procedures;

•	discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

•	reviewed the written disclosures and confirmation from BDO Seidman, LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with BDO Seidman, LLP their independence from management and the Company; and

•	approved the audit and non-audit services provided by BDO Seidman, LLP during fiscal year 2007.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2007. The Audit Committee also evaluated and recommended to the Board of Directors the reappointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2008.

Pursuant to Section 404 of the Sarbanes-Oxley Act, management is required to prepare, as part of the Company’s 2007 Annual Report on Form 10-K, a report by management on its assessment of the Company’s internal control over financial reporting, including management’s assessment of the effectiveness of such internal control. BDO Seidman, LLP has issued an audit report relative to internal control over financial reporting. During the course of fiscal year 2007, management regularly discussed its internal control review and assessment process with the Audit Committee, including the framework used to evaluate the effectiveness of such internal controls, and at regular intervals updated the Audit Committee on the status of this process and actions taken by management to respond to issues identified during this process. The Audit Committee also discussed this process with BDO Seidman, LLP. Management’s assessment report and the auditors’ audit report are included as part of the 2007 Annual Report on Form 10-K.

This report of the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference.

By the Audit Committee:

Finn Berg Jacobsen (Chairman)
Ramon M. Perez
Peter G. Tombros

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Other Relationships and Transactions

For the fiscal year ended December 31, 2007, there were no transactions with the Company in which any related person had a direct or indirect material interest that would need to be disclosed pursuant to Item 404 of Regulation S-K, and there are currently no proposed plans for any such transaction.

STOCKHOLDERS’ PROPOSALS FOR THE 2009 ANNUAL MEETING

In order to be considered for inclusion in the proxy statement for the 2009 Annual Meeting of Stockholders, Stockholder proposals must be received at the Company’s principal executive offices on or before November 20, 2008. Such proposals will need to comply with Commission regulations regarding the inclusion of Stockholder proposals in Company-sponsored proxy materials. Similarly, in order for a Stockholder proposal to be raised from the floor during next year’s annual meeting, written notice must be received at the principal executive offices of the Company no earlier than December 9, 2008, nor later than January 8, 2009 in accordance with the Company’s Bylaws.

OTHER BUSINESS

As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the Annual Meeting. If any other proper business should be presented at the Annual Meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

Stockholders sharing a common address may receive only one set of proxy materials to such address unless they have provided the Company with contrary instructions. Any such stockholder who wishes to receive a separate set of proxy materials now or in the future may write or call the Company by contacting: Secretary, Alpharma Inc., 440 Route 22 East, Bridgewater, New Jersey 08807, or (866) 322-2525. Similarly, Stockholders sharing a common address who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials in the future.

By order of the Board of Directors,

Thomas J. Spellman III
Secretary
ALPHARMA INC.

YOUR VOTE IS IMPORTANT
PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED
FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

Appendix A

2003 Omnibus Incentive Compensation Plan
Alpharma Inc.
Amended and Restated as of February 22, 2008

ALPHARMA INC.

2003 OMNIBUS INCENTIVE COMPENSATION PLAN

February 22, 2008

Article 1.  Establishment, Purpose, and Duration

1.1 Establishment of the Plan.  Alpharma Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Annual Incentive Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards.

The Plan shall become effective upon stockholder approval of the Plan (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof. The Plan was last amended and restated in its entirety effective January 1, 2008. The Plan is being amended and restated in its entirety effective February 22, 2008.

With respect to awards/options granted under the Plan that are subject to Section 409A of the Code, the Company intends that Section 409A of the Code, the regulations issued there under and any other applicable IRS guidance shall apply.

1.2 Purpose of the Plan.  The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

1.3 Duration of the Plan.  The Plan shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board of Directors to amend or terminate the Plan at any time pursuant to Article 17 herein, until all Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions.

Article 2.  Definitions

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2 “Annual Incentive Award” means an Award granted to a Participant as described in Article 12 herein.

2.3 “Award” means, individually or collectively, a grant under this Plan of Annual Incentive Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Stock-Based Awards.

2.4 “Award Agreement” means either (i) an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5 “Beneficial Owner or Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Cash-Based Award” means an Award granted to a Participant as described in Article 10 herein.

2.8 “Cause” means a conviction of, or a plea of no contest to, a felony, habitual excessive use of drugs or alcohol, unsatisfactory attendance, substantial and willful neglect of job duties, failure or inability to adequately perform job duties (for a reason other than a disability that is protected under state or federal law), disclosure of confidential information regarding the Company or its operations, or the aiding or assisting of any person or entity which is competitive with the Company or its successors.

The determination of whether an Employee is terminated for Cause or not for Cause (as it relates to eligibility to receive benefits under the Plan) shall be made by the Committee in its sole discretion and shall be final and conclusive.

2.9 “Change in Control” shall have the meaning set forth in the Company’s Change in Control Plan, as amended and in effect from time to time, or any successor thereto.

2.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.11 “Committee” means the compensation committee of the Board of Directors. The members of the Committee shall be appointed from time to time by and shall serve in the manner provided in the constituent documents of the Company.

2.12 “Company” means Alpharma Inc., a Delaware corporation, and any successor thereto as provided in Article 19 herein.

2.13 “Covered Employee” means a Participant who is a “covered employee,” as defined in Section 162(m) of the Code and the regulations promulgated under Section 162(m) of the Code.

2.14 “Director” means any individual who is a member of the Board of Directors of the Company.

2.15 “Employee” means a full-time permanent salaried or hourly employee of the Company, as determined by the Committee. An Employee shall not include any individual classified by the Company as a temporary employee, a leased employee, or a Director (regardless of whether such individual is classified or retroactively reclassified as an employee of the Company by any person, entity or agency).

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17 “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion.

FMV shall be specified in the Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, or settlement or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.18 “Fiscal Year” means the fiscal year of the Company; provided that if the Company changes the period for its fiscal year, the prior fiscal year period shall continue to apply for purposes of the Award Limits specified in Section 4.1, unless stockholder approval is obtained for the new fiscal year period under Section 4.1.

2.19 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.20 “Grant Price” means the price at which a SAR may be exercised by a Participant, as determined by the Committee and set forth in Section 7.1 herein.

2.21 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

2.22 “Insider” shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23 “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet such requirements.

2.24 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.25 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.26 “Participant” means an Employee or Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.27 “Performance-Based Compensation” means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more preestablished, objective performance goals under circumstances that satisfy the requirements of Section 162(m) of the Code.

2.28 “Performance Measures” means measures as described in Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designated to qualify as Performance-Based Compensation.

2.29 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.30 “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

2.31 “Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

2.32 “Period of Restriction” means the period when Awards are subject to forfeiture based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion.

2.33 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.34 “Restricted Stock” means an Award of Shares granted to a Participant pursuant to Article 8 herein.

2.35 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8 herein.

2.36 “Shares” means the Shares of Class A Common Stock of the Company.

2.37 “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.38 “Stock-Based Award” means an Award granted pursuant to the terms of Section 10.7 herein.

2.39 “Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns more than fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

2.40 “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or an SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR.

Article 3.  Administration

3.1 General.  The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, and other persons, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2 Authority of the Committee.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 17, adopting modifications and amendments, or subplans to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 Delegation.  The Committee may delegate to one or more of its members or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. Except with respect to Awards to Insiders, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following: (a) designate officers, Employees, or Directors of the Company, its Affiliates, and/or its Subsidiaries to be recipients of Awards;

and (b) determine the size of the Award; provided, however, that the resolution providing such authorization sets forth the total number of Awards such officer or officers may grant.

Article 4.  Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards.  Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be four million seven hundred fifty thousand (4,750,000).

Notwithstanding the foregoing, effective February 22, 2008, subject to adjustment as provided in Section 4.2 herein, two million (2,000,000) additional number of Shares are hereby reserved for issuance to Participants under the Plan.

Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. In addition, the Committee, in its discretion, may establish any other appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (“Award Limits”) shall apply to grants of such Awards under the Plan:

(a) Options.  The maximum aggregate number of Shares that may be granted in the form of Options, pursuant to any Award granted in any one Fiscal Year to any one Participant shall be five hundred thousand (500,000).

(b) SARs.  The maximum number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one Fiscal Year to any one Participant shall be five hundred thousand (500,000).

(c) Restricted Stock/Restricted Stock Units.  The maximum aggregate grant with respect to Awards of Restricted Stock/Restricted Stock Units granted in any one Fiscal Year to any one Participant shall be three hundred thousand (300,000).

(d) Performance Shares/Performance Units.  The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one Fiscal Year shall be three hundred thousand (300,000) Shares, or equal to the value of three hundred thousand (300,000) Shares determined as of the date of vesting or payout, as applicable.

(e) Cash-Based Awards.  The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Fiscal Year may not exceed two million dollars ($2,000,000) determined as of the date of vesting or payout, as applicable.

(f) Stock Awards.  The maximum aggregate grant with respect to Awards of Stock-Based Awards in any one Fiscal Year to any one Participant shall be three hundred thousand (300,000) Shares.

(g) Annual Incentive Award.  The maximum aggregate amount awarded or credited in any one Fiscal Year with respect to an Annual Incentive Award to a Participant who is a Covered Employee shall be determined in accordance with Article 12.

4.2 Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least FMV on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least FMV on the date of grant, and other value determinations applicable to outstanding Awards.

Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Notwithstanding anything in this Section 4.2 of the Plan that may suggest otherwise, if one of the events described in the first paragraph hereof is determined by the Committee to be an equity restructuring under FASB Statement No. 123(R), Shareholder Based Payment, then the Committee shall make such adjustments to the terms of existing Awards as are necessary to prevent dilution of such Awards.

Subject to the provisions of Article 16 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, or conversion, all without further action by the Company’s stockholders.

Article 5.  Eligibility and Participation

5.1 Eligibility.  Individuals eligible to participate in the Plan include all Employees and Directors.

5.2 Actual Participation.  Subject to the provisions of the Plan, the Committee may from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.  Stock Options

6.1 Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, provided that ISOs shall not be granted to Directors. In addition, ISOs may not be granted following the ten (10) year anniversary of the Effective Date.

6.2 Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price.  The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, that the Option Price shall not be less than one hundred percent (100%) of the FMV of a Share on the date the Option is granted.

6.4 Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of the date of its grant. Notwithstanding the foregoing, (a) for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

6.5 Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment.  Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate FMV at the time of exercise equal to the total Option Price (provided, however, that tendering of Shares shall be in accordance with FASB Statement No. 123(R) (c) by a combination of (a) and (b); or (d) any other method approved by the Committee in its sole discretion at the time of grant and as set forth in the Award Agreement.

The Committee also may allow cashless exercise as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, Share certificates or evidence of book entry Shares, in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. Under no circumstances shall outstanding Options be transferable for consideration (value).

6.8 Termination of Employment.  Each non-Director Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or directorship with the Company, its Affiliates, and/or its Subsidiaries. Except for Awards made to Directors, such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination. A termination from employment is deemed to occur whether based on the facts and circumstances, the Company and the Participant reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Participant would perform after such date (whether as an employee or as an independent contractor) would permanently decrease to no more than 20% of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to the Company if the Participant has been providing services to the Company less than 36 months).

6.9 Transferability of Options.

(a) Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. Under no circumstances shall outstanding ISOs be transferable for consideration (value).

(b) Nonqualified Stock Options.  Except as otherwise provided in a Participant’s Award Agreement, and except for NQSOs granted to the Company’s Directors, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, and except for NQSOs granted to the Company’s Directors, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. Under no circumstances shall outstanding NQSOs be transferable for consideration (value).

6.10 Notification of Disqualifying Disposition.  The Participant will notify the Company upon the disposition of Shares issued pursuant to the exercise of an Incentive Stock Option. The Company will use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

6.11 Annual Limit on Incentive Stock Options.  To the extent that the aggregate FMV (determined as of the date the ISO is granted) of the Shares with respect to which ISOs granted to a participant under this Plan and all other option plans of the Company and any subsidiary become exercisable for the first time by the Participant during any calendar year exceeds the limit with respect to ISOs as set forth in the Code, such ISOs shall be treated as NQSOs.

Article 7.  Stock Appreciation Rights

7.1 Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. Subject to the limitation set forth in Section 4.1 herein, the SAR Grant Price shall be based on one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4 Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.5. Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Payment of SAR Amount.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the FMV of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7 Termination of Employment or Directorship.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or directorship with the Company, its Affiliates, and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 Nontransferability of SARs.  Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Under no circumstances shall outstanding SARs be transferable for consideration (value).

7.9 Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8.  Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts, as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2 Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3 Director’s Restricted Stock Units.  Subject to the discretion and approval of the Board, each Director shall receive a grant of Restricted Stock Units immediately following each annual meeting of stockholders of the Company. At the discretion of the Board, the grant of Restricted Stock Units shall be for a specific number of Restricted Stock Units or for a specific dollar amount.

Subject to the terms and conditions of the Award Agreement, upon death, disability or Retirement, a Director shall be fully vested in all Restricted Stock Units under the Award Agreement. For purposes of this Section 8.3, Retirement shall have the same meaning as it does under the Award Agreement.

In the event that the Director voluntarily resigns his or her position as a director of the Company, other than as a result of disability or Retirement of the Director, all unvested Restricted Stock Units under the Award Agreement shall be automatically forfeited by the Director.

8.4 Transferability.  Except as provided in this Article 8, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.5 Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable federal or state securities laws, or any holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.6 Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.5 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan, and in the associated Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from Alpharma Inc.

8.7 Voting Rights.  To the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.8 Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

8.9 Termination of Employment or Directorship.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment or directorship with the Company, its Affiliates, and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.10 Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning an Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.  Performance Shares and Performance Units

9.1 Grant of Performance Shares and Performance Units.  Subject to the terms of the Plan, Performance Shares and/or Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value of Performance Shares and Performance Units.  Each Performance Share shall have an initial value equal to the FMV of a Share on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares/Performance Units that will be paid out to the Participant.

9.3 Earning of Performance Shares and Performance Units.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the Shares received pursuant to such Award for a specified period of time.

9.4 Form and Timing of Payment of Performance Shares and Performance Units.  Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5 Dividends and Other Distributions.  At the discretion of the Committee, Participants holding Performance Shares may be entitled to receive dividend equivalents with respect to dividends declared with respect to the Shares. Such dividends may be subject to the accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion.

9.6 Termination of Employment or Directorship.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares and/or Performance Units following termination of the Participant’s employment or directorship with the Company, its Affiliates, and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance shares or Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.7 Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 10.  Cash-Based Awards and Stock-Based Awards

10.1 Grant of Cash-Based Awards.  Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

10.2 Value of Cash-Based Awards.  Each Cash-Based Award shall have a value as may be determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.3 Earning of Cash-Based Awards.  Subject to the terms of this Plan, the holder of Cash-Based Awards shall be entitled to receive payout on the number and value of Cash-Based Awards earned by the Participant, to be determined as a function of the extent to which applicable performance goals, if any, have been achieved.

10.4 Form and Timing of Payment of Cash-Based Awards.  Payment of earned Cash-Based Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV at the time payment was earned under the Cash-Based Award equal to the value of the earned Cash-Based Awards. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10.5 Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6 Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, Cash-Based Awards and Stock-Based Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

10.7 Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Article 11.  Performance Measures

Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings;

(b) Earnings per share;

(c) Net sales growth;

(d) Net income (before or after taxes);

(e) Net operating profit;

(f) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(g) Cash flow (including, but not limited to, operating cash flow and free cash flow);

(h) Cash flow return on capital;

(i) Earnings before or after taxes, interest, depreciation, and/or amortization;

(j) Gross or operating margins;

(k) Productivity ratios;

(l) Revenue growth;

(m) Share price (including, but not limited to, growth measures and total stockholder return);

(n) Expense targets;

(o) Margins;

(p) Operating efficiency;

(q) Customer Satisfaction;

(r) EVA®;

(s) Employee satisfaction metrics;

(t) Human resources metrics;

(u) Working capital targets;

(v) Clinical work targets; and

(w) Regulatory targets,

Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (m) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

Article 12.  Annual Incentive Awards

The Committee may designate Company executive officers who are eligible to receive a monetary payment in any Fiscal Year based on a percentage of an incentive pool equal to ten percent (10%) of the Company’s net income for the Fiscal Year. The Committee shall allocate an incentive pool percentage to each designated Participant for each Fiscal Year. In no event may the incentive pool percentage for any one Participant exceed thirty percent (30%) of the total pool. In addition, all Annual Incentive Awards are subject to an overriding limitation. The maximum aggregate payout of an Annual Incentive Award for any one Fiscal Year to any one Participant may not exceed two million five hundred thousand dollars ($2,500,000).

Net income shall mean the consolidated net income for the Fiscal Year, as reported in the annual report to stockholders or as otherwise reported to stockholders, and as computed in accordance with generally accepted accounting principles.

As soon as possible after the determination of the incentive pool for a Fiscal Year, the Board shall calculate the Participant’s allocated portion of the incentive pool based upon the percentage established at the beginning of the Fiscal Year. The Participant’s Annual Incentive Award then shall be determined by the Board based on the Participant’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Board. In no event may the portion of the incentive pool allocated to a Participant who is a Covered Employee be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

Article 13.  Beneficiary Designation

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. A Participant may designate a beneficiary or change a previous beneficiary designation at any time by using forms and following procedures approved by the Committee for that purpose. If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the beneficiary shall be the Participant’s estate.

If a Participant designates his or her spouse as a beneficiary and subsequently becomes legally divorced from such spouse, such spouse shall cease to be a beneficiary unless the Participant re-affirms, in writing to the Company following the effective date of the divorce, his or her designation of such spouse (the then ex-spouse) as a beneficiary. In the event that the Participant fails to re-affirm such ex-spouse as a beneficiary and fails to designate a new beneficiary following a divorce, the beneficiary upon such Participant’s death shall be the Participant’s estate.

Notwithstanding the provisions above, the Committee may, in its discretion and after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 13, or both. If the Committee suspends the process of designating beneficiaries on forms and in accordance with procedures it has approved pursuant to this Article 13, the determination of who is a Participant’s beneficiary shall be made under the Participant’s will and applicable state law.

Article 14.  Deferrals and Share Settlements

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or with respect to the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units or the satisfaction of any requirements or performance goals with respect to Annual Incentive Awards, Performance Shares, Performance Units, Cash-Based Awards, or Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals and such payments shall be made through a separate, company-sponsored non-qualified plan. The Committee shall permit or require deferral under this Article 14 only to the extent permitted under Section 409A of the Code.

Article 15.  Rights of Employees and Directors

15.1 Relationship.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or other relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company, its Affiliates, and/or its Subsidiaries.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company, its Affiliates, and/or its Subsidiaries for severance payments.

For purposes of the Plan, transfer of employment of a Participant between the Company, its Affiliates, and/or its Subsidiaries shall not be deemed a termination of employment. Additionally, the Committee shall have the ability to stipulate in a Participant’s Award Agreement that a transfer to a company that is spun-off from the Company shall not be deemed a termination of employment with the Company for purposes of the Plan until the Participant’s employment is terminated with the spun-off company.

15.2 Participation.  No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 Rights as a Stockholder.  A Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record holder of such Shares.

Article 16.  Change in Control

A Change in Control shall have no effect upon Awards except as provided in the Company’s Change in Control Plan, as in effect from time to time, or as specified by the Board.

Article 17.  Amendment, Modification, Suspension, and Termination

17.1 Amendment, Modification, Suspension, and Termination.  The Company, acting through its Board, may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part. The Company, acting through its Board, may terminate the Plan only to the extent permitted under Section 409A of the Code and the regulations thereunder.

Notwithstanding anything herein to the contrary, without the prior approval of the Company’s stockholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option. SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Grant Price of a previously granted SAR. No amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

Notwithstanding the foregoing, the Board has delegated to the executive management Benefits Committee the authority to adopt administrative amendments to the Plan, provided, that such amendments do not involve a change in the costs or liability of the Company or alter the benefits payable thereunder. The Board has delegated to the Compensation Committee the authority to adopt all other amendments to the Plan, provided, that such amendments do not significantly increase or decrease benefit amounts, or are required to be adopted by the Board under the Code or the regulations thereunder. The Board retains the authority to adopt amendments to the Plan that significantly increase or decrease benefit amounts, or are required to be adopted by the Board under the Code or regulations thereunder.

17.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, if as a result of an unusual or nonrecurring event (including, without limitation, the events described in Section 4.2 hereof), which event is determined by the Committee to be an equity restructuring under FASB Statement No. 123(R), Shareholder Based Payment, then the terms and conditions of the Awards shall be appropriately adjusted by the Committee in order to prevent dilution of the benefit or potential benefits intended to be available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

17.3 Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 18.  Withholding

18.1 Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Participant’s FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan.

18.2 Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a FMV on the date the tax is to be determined equal to the tax that could be imposed on the transaction. All elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 19.  Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20.  Legal Construction

20.1 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.2 Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3 Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under the Plan.

20.4 Securities Law Compliance.  With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20.5 Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of New Jersey, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New Jersey, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

Article 21.  General Provisions

21.1 Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for Cause, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

21.2 Legend.  The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3 Listing.  The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national or foreign securities laws, stock exchange, or automated quotation system.

21.4 Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.5 Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

21.6 Investment Representations.  The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.7 Employees Based Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b) Determine which Employees and Directors outside the United States are eligible to participate in the Plan;

(c) Modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.7 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

21.8 Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.9 Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, its Affiliates, and/or its Subsidiaries and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.

21.10 No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Appendix B

ALPHARMA INC.
EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated Effective as of March 11, 2008)

ALPHARMA INC.

EMPLOYEE STOCK PURCHASE PLAN

Table of Contents

1. History of The Plan	B-3
2. Purpose	B-3
3. Effective Date	B-3
4. Plan Administration	B-3
5. Number of Shares	B-3
6. Eligibility	B-3
7. Participation	B-4
8. Payroll Deductions and Other Contributions	B-4
9. Contributions by the Company	B-4
10. The Plan Year	B-4
11. Plan Quarters	B-5
12. Allocation of Participant and Company Contributions	B-5
13. Share Purchases	B-5
14. Allocation of Shares	B-5
15. Issuance, Transfer or Sale of Share Certificates	B-6
16. Expenses	B-7
17. Cash Dividends and Share Distributions	B-7
a. Cash Dividends	B-7
b. Share Distributions and Share Splits	B-7
c. Share Rights and Warrants	B-7
d. Changes in Common Stock	B-7
18. Voting Rights	B-7
19. Records and Reports to Participants	B-7
20. Termination of Employment	B-8
21. Amendment and Termination of the Plan	B-8
22. Limitation on Sale of Shares	B-9
23. Amendments to Effect Registration	B-9

ALPHARMA INC.

EMPLOYEE STOCK PURCHASE PLAN
March 11, 2008

1. History of The Plan.  This plan was originally adopted by A.L. Laboratories, Inc. on September 7, 1990 as the A.L. Laboratories, Inc. Employee Stock Purchase Plan with an effective date of October 1, 1990. The Plan was subsequently amended from time to time and amended and restated in its entirety, effective as of October 1, 2002 as the Alpharma Inc. Employee Stock Purchase Plan (the “Plan”). The Plan was last amended and restated in its entirety effective as of January 1, 2005. The Plan is being amended and restated in its entirety effective as of March 11, 2008.

The Plan is maintained by Alpharma Inc. (the “Company”) and any of its domestic or international subsidiaries that may adopt the Plan from time to time (each such adopting subsidiary referred to herein as a “Covered Entity”) with the Company’s consent.

2. Purpose.  The purpose of the Plan is to give employees wishing to do so a convenient means of purchasing shares of Alpharma Inc. Class A Common Stock (the “Shares”) through after-tax payroll deductions, supplemented by contributions made by the Company or a Covered Entity. The Company believes that ownership of Shares by employees will foster greater employee interest in the Company’s growth and development.

3. Effective Date.  The “effective date” of this amendment and restatement of the Plan is March 11, 2008.

4. Plan Administration.  The Plan shall be administered by a committee appointed for such purpose by the Company’s Board of Directors (the “Benefits Committee”). As Plan administrator, the Benefits Committee shall have complete control of the administration of the Plan, which includes the determination of employees’ eligibility for participation in accordance with the standards set forth in Section 6 hereof, the interpretation of provisions of the Plan, the adoption of any rules or regulations which may be necessary, advisable or desirable in the operation of the Plan, including restrictions on the sale by employees of Shares purchased under the Plan, and the delegation of certain of the duties of the Benefits Committee to an agent to facilitate the purchase and transfer of Shares and to otherwise assist in the administration of the Plan. The Benefits Committee shall control the general administration of the Plan with all powers necessary to enable it to carry out its duties in that respect, except that, if for any reason a Benefits Committee shall not have been appointed or shall cease to exist or function, all authority and duties of the Benefits Committee under this Plan shall be vested in and exercised by the Board of Directors of the Company.

5. Number of Shares.  Two million one hundred fifty thousand (2,150,000) Shares are available for purchase under the Plan. This Share limitation is subject to adjustment to reflect subsequent stock splits, stock dividends, recapitalizations or other capital changes affecting the Shares.

6. Eligibility.  Any employee of the Company or a Covered Entity shall be eligible to participate in the Plan on the January 1, April 1, July 1 or October 1 (or at special entry dates approved by the Benefits Committee) coinciding with or next following the completion of three months of employment (the “Plan Entry Date”) provided such employee (i) regularly works at least 9 months during the calendar year (or the Company anticipates as of the Plan Entry Date that the employee shall work at least 9 months during the calendar year), (ii) has an average work week of 20 hours or more during the period worked, (iii) has attained age 18, (iv) does not, and shall not by reason of participating in the Plan, own stock in the Company possessing 5% or more of the total combined voting power or the value of all classes of stock of the Company or its subsidiary corporations, and (v) is not an employee of a domestic or international subsidiary of the Company which is (a) prohibited by law from participating in the Plan, or (b) in the discretion of the Benefits Committee, precluded from participating in the Plan by government regulation or other action (“Eligible Employees”). The Benefits Committee shall determine which employees are eligible to participate in the Plan in accordance with the standards set forth in this Section.

Notwithstanding the foregoing, employees of the Company’s Active Pharmaceutical Ingredients business shall not be eligible to participate in the Plan after March 31, 2008. In the event that the sale of the Company’s Active Pharmaceutical Ingredients business does not close by August 1, 2008, the employees of the Company’s Active Pharmaceutical Ingredients business shall be eligible to participate in the Plan on the first day of the following calendar quarter.

7. Participation.  Participation in the Plan is entirely voluntary. An Eligible Employee may become a participant at a Plan Entry Date by submitting an election to participate on a form supplied by the Company and submitting such form to the Company at least 30 days prior to the Plan Entry Date (or otherwise in accordance with administrative procedures approved by the Benefits Committee) on which that Eligible Employee would like to begin participation.

8. Payroll Deductions and Other Contributions.  A participant may authorize payroll deductions under the Plan, in an amount equal to one to four percent (in whole percentages) of a participant’s compensation paid by the Company or other Covered Entity during the Plan Quarter. For this purpose, “compensation” means the basic earnings paid to the participant excluding overtime pay, bonuses and commissions and any other incentive pay. For purposes of the preceding sentence, a participant’s compensation paid by the Company or Covered Entities shall include any salary reduction amounts elected by the participant and credited to a qualified or nonqualified deferred compensation program during the Plan Year notwithstanding the fact that amounts deferred under such programs are not reflected on the participant’s federal withholding tax statement, Form W-2 (or other comparable wage statement designated by the Company).

Payroll deductions can be changed as of the beginning of any calendar quarter only by giving written notice to the Company adequately in advance of the beginning of such calendar quarter. Reductions in payroll deductions to zero may be changed effective as of the next payroll date, by giving written notice to the Company adequately in advance of such payroll date. The Benefits Committee may prospectively impose restrictions on participants who reduce their payroll deductions to zero.

9. Contributions by the Company.  The Company or the Covered Entity by whom a participant is employed on the last day of a calendar quarter will make contributions to the Plan in an amount equal to 50% of the total amount of participant contributions paid to the Plan during such quarter. Such contributions, whether made by the Company or a Covered Entity, as appropriate, are sometimes referred to herein as “Company Contributions.” Neither the Company nor the Covered Entity shall be required to make any contributions for a participant for the Plan Quarter in which such participant’s employment terminates. The Company or the Covered Entity may elect to make such additional contributions into the Plan in excess of the 50% contribution as it, in the exercise of its sole discretion, deems appropriate. These additional contributions to the Plan by the Company or the Covered Entity in excess of 50% (“Company Voluntary Contributions”), if any, shall be made on an ad hoc basis and may vary based upon the discretion of the management of the employing entity with the consent of the Benefits Committee. The Benefits Committee shall distribute Company Voluntary Contributions among participants in any manner the Company desires, and the Company or Covered Entity may direct that such Company Voluntary Contributions be distributed in a manner other than in proportion to the participants’ own contributions to the Plan.

10. The Plan Year.  The Plan shall operate on a fiscal year beginning on the first day of January in each year and ending on the 31st day of December. This fiscal year is referred to herein as the “Plan Year.”

11. Plan Quarters.  The Plan Year shall be divided into four Plan quarters ending March 31, June 30, September 30 and December 31. Each such quarter is referred to herein as a “Plan Quarter.” Notwithstanding the foregoing, with respect to participants whose employment is transferred from the controlled group that includes the Company to the controlled group that includes Actavis Group hf. on December 16, 2005, the last day of the Plan Quarter shall mean December 16, 2005 rather than December 31, 2005.

12. Allocation of Participant and Company Contributions.  The Benefits Committee will establish a “cash account” and a “Share account” for each participant under the Plan for bookkeeping purposes. As soon as practicable on or after the last day of each Plan Quarter, but in no case later than the fifteenth day of the month immediately following the end of the Plan Quarter, the Benefits Committee will credit each participant’s cash account with such participant’s payroll deductions during the Plan Quarter (“Credited Payroll Deductions”), and will pay and allocate the Company Contributions applicable to such participant. The date of crediting of such Credited Payroll Deductions and Company Contributions is referred to herein as the “Deduction Crediting Date”.

The Benefits Committee will allocate Company Contributions to each participant’s cash account in an amount equal to 50% of each participant’s Credited Payroll Deductions; provided, however, that Company Voluntary Contributions may be allocated among participants’ accounts in any manner the Company may choose. The Company shall not be required to pay or accrue interest on payroll deductions, the cash balances in participants’ cash accounts or on the value of participants’ Share accounts.

Benefits or rights which any person may expect to receive (contingently or otherwise) under the Plan may not be assigned or pledged.

13. Share Purchases.  The Benefits Committee shall determine before the end of each Plan Quarter the number of Shares to be purchased for the benefit of participants, and whether such Shares shall be purchased on the open market, by private purchase or from the Company. The Benefits Committee shall then promptly notify its agent, if any, of this determination. The Benefits Committee will use the entire balance of funds in participants’ cash accounts to purchase the Shares to be allocated to participants’ accounts within the first 15 working days following the end of each Plan Quarter. Shares to be purchased from the Company pursuant to the Plan shall be made available from currently or subsequently authorized and unissued Shares or Shares authorized, issued and owned now or hereafter by the Company. In the event of a purchase by the Benefits Committee (or its agent) on the open market, the cost per Share to participants will be determined by the actual average price per Share paid for the Shares by the Benefits Committee (or its agent). In the event of a private purchase or purchases by the Benefits Committee (or its agent), the cost per Share to participants shall be equal to the average closing market price on the New York Stock Exchange per Share on the dates such Shares were actually purchased. In the event of a purchase from the Company by the Benefits Committee (or its agent), the cost per Share to participants shall be equal to the average closing market price on the New York Stock Exchange per Share during such Plan Quarter. Notwithstanding the foregoing, the Benefits Committee will use the contributions made by participants’ of the Company’s Active Pharmaceutical Ingredients business to purchase the Shares to be allocated to such participants’ accounts within the first 15 working days following the end of first calendar quarter of 2008.

14. Allocation of Shares.  As soon as practicable after all necessary Shares have been purchased by the Benefits Committee (or its agent) for the benefit of participants, the Benefits Committee will allocate such Shares to participants’ Share accounts (the date of such allocation to be referred to as the “Share Allocation Date”) in the following manner:

(a) The Company will determine the average cost per Share to participants of all Shares purchased;

(b) The Company will then allocate whole Shares and fractional Shares to the Share accounts of the individual participants to the extent of the balances in their respective cash accounts. The cash accounts will be charged with the cost to participants of all Shares so allocated. No cash balances will remain in the participants’ cash accounts immediately after each Share Allocation Date;

(c) Until certificates are issued, no person shall have any right to sell, assign, mortgage, pledge, hypothecate or otherwise encumber any of the Shares allocated to a participant’s Share account, except as permitted under Section 15 by satisfying the specific administrative procedures directing the Share Administrative Agent to sell Shares directly from the participant’s Share account.

15. Issuance, Transfer or Sale of Share Certificates.  Share certificates for the number of whole Shares in each participant’s Share account may be issued to such participant or his brokerage account in paper form or electronically. Share certificates shall be issued only upon receipt by the Share Administrative Agent, (who shall be selected from time to time in the discretion of the Benefits Committee), of a participant’s request indicating the number of Shares (up to a maximum of the number of whole Shares in the participant’s Share account) for which the participant wishes to receive certificates. Such request shall be made on a form or in such other manner as prescribed by the Benefits Committee. Share certificates shall be issued to the participant or his brokerage account as soon as practicable after such request is properly made. If a participant requests the withdrawal of all whole Shares in his account, the whole number of Shares will be distributed to him in the form of Share certificates and, if requested, the remaining fractional Shares will be distributed to him in cash.

A participant may sell any or all of his Shares by providing a request (made in accordance with administrative procedures adopted by the Benefits Committee) to the Share Administrative Agent. The participant’s Shares will be sold as soon as administratively practicable after such request is received by the Share Administrative Agent and the participant will receive the net proceeds of the sale of the Shares in the form of a local currency check (no US check fee and a foreign check fee of $35.00) or a wire transfer (for non-US participants, a fee of $35.00 and for US participants, a fee of $25.00) shortly thereafter. As of January 1, 2008, net proceeds equals the gross proceeds from the actual sale of Shares less a processing fee of US $17.00 and a commission of 12 cents ($0.12) per Share sold — the term “net proceeds” is subject to modification by the Benefits Committee, in its sole discretion.

The Benefits Committee, in its discretion, may impose additional restrictions on the issuance, transfer or sale of Shares, provided that (i) participants are provided with notice in advance of the effective date of any such restrictions, (ii) such restrictions would only apply to Shares which participants purchase after the effective date of such restrictions and (iii) such restrictions are administered in a nondiscriminatory and uniform manner.

A participant may elect in writing or in such other manner as prescribed by the Benefits Committee on a form prescribed by and filed with the Benefits Committee (or its agent) to have such Share certificates issued to both such participant and a designated individual, in joint tenancy with right of survivorship or in tenancy in common. A joint ownership election will be effective with respect to the date that such Share certificates are issued. Such joint ownership election will remain in effect for Share certificates issued to such participant on or before the earlier to occur of (i) the participant’s death or (ii) the date which is 31 days after the participant files a proper written revocation of such election with the Benefits Committee (or its agent). A participant who revokes a joint ownership election may not make another joint ownership election during the 12 month period following the date the written revocation was received by the Benefits Committee (or its agent).

Notwithstanding the foregoing provisions of this Section or any other provisions contained in this Plan, no Share certificates will be issued, transferred or sold on behalf of any participant who is an “Officer” of the Company, as such term is defined in Rule 16a-l(f) promulgated under the Securities Exchange Act of 1934, as amended, until six months after such Shares have been purchased for the account of the participant.

16. Expenses.  The Company or the Covered Entity will bear the costs associated with administering the Plan and purchasing Shares, including any brokers’ fees, commissions, postage or transfer taxes. No expenses attributable to a participant’s sale or transfer of Shares, however, will be borne by the Company or the Covered Entity.

17. Cash Dividends and Share Distributions.

a. Cash Dividends.  Cash dividends attributable to Shares allocated to participants’ Share accounts as of the record date for which such cash dividends are declared will be credited to participants’ Share accounts as of the dividend payment date and applied to Share purchases and allocations on such date in accordance with the methods set forth in Sections 13 and 14 hereof.

b. Share Distributions and Share Splits.  Share distributions and Share splits attributable to Shares allocated to participants’ Share accounts as of the Share distribution record date or the Share split effective date will be credited directly to participants’ Share accounts as of the record date and the effective date, respectively, of such Share distributions and such Share splits.

c. Share Rights and Warrants.  The Company may, from time to time, in the exercise of its sole discretion, declare Share rights or warrants with respect to Shares. Following and as of the record date for determining those shareholders of record entitled to receive Share rights or warrants with respect to their Shares, the Company shall issue, and the Benefits Committee shall allocate, such Share rights and/or warrants directly to the appropriate participants as though the Shares allocated to the account of each such participant were held of record by such participant. Certificates representing such Share rights or warrants, if any such certificates have been authorized by the Board of Directors of the Company, may be issued to participants pursuant to the procedures set forth in Section 15 of this Plan.

d. Changes in Common Stock.  In the event of a reorganization, recapitalization, stock split, merger, consolidation or other event causing an increase or change in the Shares, the Benefits Committee shall take appropriate changes in the number and type of Shares that at the time of such event remain available for purchase under the Plan.

18. Voting Rights.  Holders of Shares have the right to vote on matters affecting the Company. If one of these matters is submitted to the stockholders for a vote, then following the record date for any stockholder meeting at which such vote is to occur, the Benefits Committee shall advise the Company of the number of participants for whom Shares are held in Share accounts on such record date, and the Company shall furnish the Benefits Committee (or its agent) with sufficient sets of its proxy soliciting materials to deliver one set to each such participant. The Benefits Committee shall thereupon forward one set to each participant for whom allocated Shares are being held and request voting instructions. Upon receipt of voting instructions, the Benefits Committee shall vote the Shares as instructed. The Benefits Committee shall not vote any Share allocated to a participant’s Share account unless voting instructions have been received from the participant.

19. Records and Reports to Participants.  The Benefits Committee shall cause to be maintained true and accurate books of account, and a record of all transactions under the Plan, and such accounts, books and records relating thereto shall be open to inspection and audit by such person or persons designated by the Company. At least annually, but in all cases on or before March 31 of each year, the Benefits Committee shall file with the Treasurer of the Company a written report setting forth all receipts and disbursements and other transactions effected on behalf of the Plan during the last preceding Plan Year, including a description of all Shares purchased together with the cost of all such Shares. Such report shall also disclose any liabilities of the Plan and shall show, as of the close of the Plan Year, the value of each active cash account and Share account of each participant together with the record of Share certificates delivered to each of the participants during such Plan Year. The Benefits Committee shall have the right to maintain one or more bank accounts for funds contributed to the Plan, and to make deposits in and withdrawals therefrom in connection with its administration of the Plan.

An annual report shall be rendered to each participant in the Plan annually within 90 days after the close of the Plan Year, showing for the Plan Year just ended:

a. the amounts of employee payroll deductions made for such participant;

b. the amounts of Company Contributions made for such participant;

c. the amounts of any Company Voluntary Contributions allocated to such participant’s account;

d. the amounts of cash dividends credited to such participant’s cash account;

e. the number of Shares acquired for such participant’s Share account (including the amounts of Share distributions or Share splits so allocated or credited);

f. the cost to the participant per Share of Shares purchased for such participant;

g. the number of Shares, if any, for which certificates were delivered to such participant; and

h. the beginning and ending balances in the participant’s Share and cash accounts.

20. Termination of Employment.  Settlement of the accounts of participants whose employment has terminated shall be made as soon as possible following the date on which termination of employment occurred. As promptly as practicable after the date on which termination of employment occurred, the Benefits Committee will deliver to such former participant (or such former participant’s brokerage account, if elected by such participant on a timely basis) a certificate for the number of whole Shares allocated to such participant’s Share account and not previously distributed, together with a check for (i) any remaining cash balance and (ii) the value of any fractional Shares allocated to such participant’s Share account. Alternatively, the terminated participant may elect on a timely basis to have the Share Administrative Agent sell the Shares in order to receive the net proceeds in lieu of the Shares.

In the event of a participant’s death, settlement will be made to the participant’s designated beneficiary, if any. If no beneficiary has been designated, or if such beneficiary does not survive the participant, settlement will be made to the participant’s duly appointed legal representative after the satisfaction of any applicable legal requirements. If a participant has been married for at least one year at the time of his death, his spouse must consent (or have consented) in writing for any nonspousal beneficiary designation to be effective.

21. Amendment and Termination of the Plan.  The Company, acting through its Board of Directors, reserves the right to amend the Plan at any time, provided, that no such amendment shall affect any participant’s right to a benefit of contributions made by such participant and by the Company prior to the date of the amendment.

Notwithstanding the foregoing, the Board of Directors has delegated to the Benefits Committee the authority to adopt administrative amendments to the Plan, provided, that such amendments do not involve a change in the costs or liability of the Company or alter the benefits payable thereunder. The Board of Directors has delegated to the Compensation Committee the authority to adopt all other amendments to the Plan, provided, that such amendments do not significantly increase or decrease benefit amounts, or are required to be adopted by the Board of Directors under the Code or the regulations thereunder. The Board of Directors retains the authority to adopt amendments to the Plan that significantly increase or decrease benefit amounts, or are required to be adopted by the Board of Directors under the Code or regulations thereunder.

The Company, acting through its Board of Directors, may terminate the Plan at the end of any Plan Quarter.

In the event of termination of the Plan, the Benefits Committee will make an allocation of Shares to the Share accounts of the participants in the usual manner. As soon as practicable, the Benefits Committee will distribute to or on behalf of each participant the number of whole Shares held in such participant’s Share account plus an amount of cash equal to the balance in such participant’s cash account and the value of any fractional Shares allocated to such participant’s Share account.

22. Limitation on Sale of Shares.  No Shares will be sold under the Plan to any employee residing or employed in any jurisdiction where the sale of such Shares is not permitted under the applicable laws.

23. Amendments to Effect Registration.  The Benefits Committee is authorized upon advice of counsel to make such amendments to the Plan as may be necessary or desirable to facilitate obtaining an effective registration statement with the Securities and Exchange Commission under the Securities Act of 1933 and covering Shares issued pursuant hereto.

. C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 8, 2008. · Log on to the Internet and go to www.envisionreports.com/alo · Follow the steps outlined on the secured website. Vote by telephone · Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X• Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2, Proposal 3 and Proposal 4. 1. Election of Directors: For Withhold            For Withhold            For Withhold + 01 — Finn Berg Jacobsen 02 — Peter W. Ladell 03 — Dean J. Mitchell 04 — Ramon M. Perez 05 — David C. U’Prichard 06 — Peter G. Tombros For Against Abstain For Against Abstain 2. Approval of the amendment and restatement of the 3. Approval of the amendment and restatement of the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan. Alpharma Inc. Employee Stock Purchase Plan.
4. Ratification of the appointment of BDO Seidman, LLP as the 5. Transaction of such other business as may properly come before Company’s independent registered public accounting firm for the meeting or any adjournments or postponements thereof. the 2008 fiscal year. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: The signature should correspond exactly with the name of the stockholder as it appears hereon. Where stock is registered in Joint Tenancy, all tenants should sign. Persons signing as Executors, Administrators, Trustees, etc. should so indicate. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 6 3 C V 0 1 7 1 2 3 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK 00VIYD

March 28, 2008 Dear Stockholder: You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m. on Thursday, May 8, 2008 at the offices of the Company, 440 Route 22 East, Bridgewater, New Jersey. Detailed information is contained in the accompanying Notice of Annual Meeting and Proxy Statement. Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy. Best regards, Thomas J. Spellman III Secretary 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — ALPHARMA INC. 440 Route 22 East, Bridgewater, New Jersey 08807 Proxy for Annual Meeting of Stockholders on May 8, 2008 Jeffrey S. Campbell, Executive Vice President and Chief Financial Officer, and Thomas J. Spellman III, Executive Vice President, Chief Legal Officer and Secretary, or either one of them, with full power of substitution, are hereby authorized to vote the shares of Class A Common Stock of Alpharma Inc. (the “Company”), which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders to be held at the offices of the Company, 440 Route 22 East, Bridgewater, New Jersey on Thursday, May 8, 2008 at 9:00 a.m., local time, and at all adjournments thereof, as follows on the reverse side. The Board of Directors recommends that the Stockholders vote FOR the nominees set forth in item 1 and FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. Shares represented by this proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder and in the discretion of the proxy holders as to any other matter that may properly come before the Annual Meeting of Stockholders or, if no direction is indicated, will be voted FOR the nominees set forth in item 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4, and in the discretion of the proxy holders as to any other matter that may properly come before the Annual Meeting of Stockholders. Please mark, sign and mail this proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you vote over the Internet or by telephone, please do not mail your card. CONTINUED AND TO BE SIGNED ON REVERSE SIDE.